UNITED STATES

SECURITIES AND EXHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant	Filed by a party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant to 240.14a-12

M.D.C. Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
No fee required.
Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:
Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

M.D.C. HOLDINGS, INC.

4350 South Monaco Street, Suite 500

Denver, Colorado 80237

February 8, 2016

To Our Shareholders:

You are invited to attend the 2016 Annual Meeting of Shareholders (the "Meeting") of M.D.C. Holdings, Inc. (the "Company") to be held at 4350 South Monaco Street, 6th Floor, Assembly Room, Denver, Colorado, on Tuesday, March 29, 2016, at 8:00 a.m., Mountain Time. The Notice of the Annual Meeting and the Proxy Statement, which follow this letter, describe the matters to be acted upon at the Meeting.

We are utilizing the rules of the Securities and Exchange Commission that allow us to furnish your proxy materials over the Internet, to lower the cost and environmental impact of our annual meeting. More details are included in the materials that follow.

Your vote is important. Please vote promptly, even if you plan to attend the meeting, by following the instructions in the Proxy Statement that was provided to you.

Sincerely,

Larry A. Mizel

Chairman of the Board

Important Notice Regarding the Availability of Proxy Materials

for the Shareholder Meeting to Be Held on March 29, 2016:

The Proxy Statement and the Annual Report on Form 10-K are available at:

www.rdgir.com/mdc-holdings-inc

Important Voting Information

Under New York Stock Exchange rules, unless you provide specific instructions, your broker is not permitted to vote on your behalf on the election of Directors and on any of the proposals other than ratification of the selection of the Company’s auditors. It is important that you provide specific instructions by completing and returning the broker’s Voting Instruction Form or following the instructions provided to you to vote your shares by telephone or the Internet.

Page
SUMMARY	i
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS	vii
GENERAL INFORMATION	1
DELIVERY OF PROXY MATERIALS TO SHAREHOLDERS WITH SHARED ADDRESSES	5
ANNUAL REPORT ON FORM 10-K	6
CORPORATE GOVERNANCE	6
BENEFICIAL OWNERSHIP OF COMMON STOCK	10
PROPOSAL ONE – ELECTION OF DIRECTORS	12
INFORMATION CONCERNING THE BOARD OF DIRECTORS	16
EXECUTIVE OFFICERS	19
COMPENSATION PROCESSES AND PROCEDURES	20
COMPENSATION DISCUSSION AND ANALYSIS	24
EMPLOYMENT AGREEMENTS	32
COMPENSATION COMMITTEE REPORT	36
SUMMARY COMPENSATION TABLE	37
SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS	39
GRANTS OF PLAN-BASED AWARDS IN 2015	39
OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2015	40
OPTION EXERCISES AND STOCK VESTED IN 2015	42
PENSION BENEFITS AT DECEMBER 31, 2015	42
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL	43
2015 DIRECTOR COMPENSATION	44
COMPENSATION POLICIES AND PRACTICES AND RISK MANAGEMENT	45
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION	45
PROPOSAL TWO – ADVISORY VOTE ON EXECUTIVE COMPENSATION	46
PROPOSAL THREE – RE-APPROVAL, FOR SECTION 162(m) PURPOSES, OF THE PERFORMANCE CRITERIA AND THE M.D.C. HOLDINGS, INC. 2011 EQUITY INCENTIVE PLAN PREVIOUSLY APPROVED BY THE SHAREHOLDERS	47
PROPOSAL FOUR – APPROVAL OF AN AMENDMENT TO THE SHAREHOLDER APPROVED M.D.C. HOLDINGS, INC. 2011 STOCK OPTON PLAN FOR NON-EMPLOYEE DIRECTORS AUTHORIZING GRANTS OF RESTRICTED STOCK OR RESTRICTED STOCK UNITS IN LIEU OF STOCK OPTIONS AT A EQUIVALENT EXPENSE TO THE COMPANY	54
AUDIT COMMITTEE REPORT	60
TRANSACTIONS WITH RELATED PERSONS	60
REVIEW OF TRANSACTIONS WITH RELATED PERSONS	61
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	61
PROPOSAL FIVE – INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	62
OTHER MATTERS	63
SHAREHOLDER PROPOSALS	63
INCORPORATION BY REFERENCE	64
APPENDIX A – 2011 EQUITY INCENTIVE PLAN
APPENDIX B – SECOND AMENDMENT TO 2011 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS
APPENDIX C – 2011 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

2016 PROXY STATEMENT SUMMARY

This summary highlights and supplements information contained elsewhere in this proxy statement. The summary does not contain all of the information that you should consider and the entire proxy statement should be read carefully before voting. This Proxy Statement, a proxy card and the Notice of Annual Meeting (the "Proxy Materials") are first being sent to our shareholders on or about February 12, 2016.

Annual Meeting of Shareholders

●	Time and Date	8:00 a.m., March 29, 2016

●	Place	4350 South Monaco Street, 6th Floor, Assembly Room, Denver, Colorado 80237

●	Record Date	February 5, 2016

Agenda

●	The election of three Class I Directors

●	Advisory vote on executive compensation

●	Re-Approval, for Section 162(m) purposes, of the performance criteria and the M.D.C. Holdings, Inc. 2011 Equity Incentive Plan previously approved by the shareholders

●	Approval of an amendment to the shareholder approved M.D.C. Holdings, Inc. 2011 Stock Option Plan for Non-Employee Directors, authorizing grants of Restricted Stock or Restricted Stock Units in lieu of Stock Options at an equivalent expense to the Company

●	Ratification of the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for 2016

●	Such other business as may properly come before the meeting

Voting Matters

Proposal	Board Recommendation	Page Reference (for more detail)
1. Election of Class I Directors	FOR	12
2. Advisory Vote on Executive Compensation	FOR	46
3. Re-Approval of the Performance Criteria and the 2011 Equity Incentive Plan	FOR	47
4. Amendment to the 2011 Stock Option Plan for Non-Employee Directors	FOR	54
5. Ratification of Ernst & Young LLP as auditor for 2016	FOR	62

i

2015 Performance Summary

Our Chief Executive Officer (CEO), Larry A. Mizel, and our President and Chief Operating Officer (COO), David D. Mandarich, the principals who have guided the Company for almost 44 years and 39 years, respectively, are two of the most senior veterans of the U.S. homebuilding industry. By virtue of their leadership, foresight and experience, they have been responsible for the growth of our Company, creating significant long-term shareholder value by successfully coping with multiple economic cycles over the years.

In 2015, Mr. Mizel and Mr. Mandarich:

(1) Increased both top and bottom line results for the Company;

●	Net income increased to $65.8 million, or $1.34 per diluted share vs. net income of $63.1 million, or $1.29 per diluted share in 2014

●	Total homebuilding revenues rose by 13% year-over-year to $1.91 billion

(2) Positioned the Company for growth and success in 2016 by increasing backlog, growing community count and reducing investment in unsold home inventories;

●	Active subdivision count up 5% for the year to 167

●	Backlog dollar value at year end up 59% to $1.05 billion

●	Unsold homes in inventory at year end decreased by 51%

(3) Maintained the Company’s financial position among the strongest in the industry, and;

(4) Achieved a total shareholder return surpassing a majority of the Company’s peers and maintained the Company’s industry-leading dividend program.

The achievements, realized despite only moderate improvements in macroeconomic drivers and relatively low new home sales activity, are directly attributed to the outstanding leadership of Messrs. Mizel and Mandarich.

Executive Compensation Overview

The Compensation Committee believes that compensation for its key executives should be balanced between short and long term incentives and performance goals appropriately aligned with the Company’s operating philosophy, emphasizing risk management and financial stability while striving to achieve long-term shareholder value. Other key considerations in their determination of performance goals and the type and amount of executive compensation include:

●	Conferring with the Company’s shareholders;

●	Guidance from the Company’s compensation consultant; and

●	Input from the Company’s management team.

The primary components of the Company's executive compensation in 2015 were comprised of a base salary, annual performance-based bonuses and equity-based, long-term incentive awards.

2015 CEO Compensation Overview

Base Annual Salary.

The base annual salary of $1 million for the CEO was not increased from 2014 to 2015.

.

Annual Bonus Incentive.

The shareholder-approved 2013 Performance-Based Plan was designed to retain, motivate and reward executives for their respective contributions in achieving the Company’s annual financial goals. The 2015 Performance Goal as summarized below was established in accordance with the shareholder-approved plan.

Bonus Payment Cap

The 2015 Annual Bonus Incentive was subject to a $5 million cap (the “Bonus Cap”) established by the Compensation Committee based on its analysis of executive compensation by the Company’s peer group, combined with guidance from its Compensation Consultant and feedback from its shareholders.

In addition, any bonus earned in excess of $4 million would be paid in restricted stock shares vesting in equal amounts on each of December 31st of 2018, 2019 and 2020. The Compensation Committee believes that remuneration of a portion of the bonus in form of restricted stock serves as a retention tool and reflects the alignment of interests between the CEO and other shareholders.

Condition Precedent for Minimum Bonus

The Compensation Committee believes that there should be a substantial link between long-term shareholder value and return on equity. As such, the 2015 performance goal included a condition precedent for any bonus payment unless the consolidated adjusted pre-tax return* on the beginning equity exceeded 5.0% (the “ROE Condition”). The actual ROE was 8.3%, satisfying the ROE Condition, and as such, the CEO was eligible for a $2.4 million minimum bonus.

Additional Bonus Opportunity

Once the ROE Condition was met, the CEO had the opportunity to earn additional bonuses (the “Additional Bonus Opportunity”) as follows, subject to a maximum of $2.6 million:

Home Sales Revenue			Pre-Tax Diluted EPS*			Backlog			Strategic Goals
	Goal (in thousands)	Bonus		Goal	Bonus		Goal	Bonus		Goal	Bonus
Max	$1,887,000	$650,000	Max	$2.25	$650,000	Max	1,775	$650,000	Max	3/3	$950,000
Target	$1,767,000	$525,000	Target	$2.15	$525,000	Target	1,647	$525,000	Target	2/3	$650,000
Min	$1,647,000	$400,000	Min	$2.06	$400,000	Min	1,519	$400,000	Min	1/3	$400,000
Actual	$1,848,000	$525,000	Actual	$2.20	$525,000	Actual	2,332	$650,000	Actual	3/3	$950,000

* The calculation of Pre-Tax Income for the ROE Condition and Diluted Pre-Tax Earnings Per Share ("EPS") excluded expenses derived from the equity compensation, if any, awarded to the CEO in 2015.

Based in part on shareholder feedback, the additional bonus opportunities for 2015 were centered on the four distinct categories shown above, rather than utilizing only a single category (as was the case in 2014). The appropriateness of the categories selected for 2015, along with maximum, minimum, and target goal amounts, were carefully considered by the Compensation Committee given the Company’s emphasis on risk management, financial stability and long-term value. Based on the achievements in these categories, the CEO was eligible for up to a $2.6 million Additional Bonus Opportunity.

Total Shareholder Return Modifier

The Additional Bonus Opportunity was then subject to modification based on the Company’s 2015 total shareholder return (“TSR”) compared to its homebuilder peer group (as defined in this Proxy Statement) as set forth below.

TSR Ranking	TSR Modifier
>75th percentile	1.2
Greater than or equal to 50th percentile but less than 75th percentile	1.1
Greater than or equal to 25th percentile but less than 50th percentile	1
Less than 25th percentile	0.9

TSR had not been included as a component of prior year performance goals. It was included in the 2015 Performance Goal, in large part as a result of obtaining shareholder views. Based on 2015 performance, where the Company ranked at the 65th percentile for TSR, the CEO was eligible for a 1.1 TSR Modifier. However, the TSR Modifier was not applied since the bonus amount earned had already reached the Bonus Cap.

Total Annual Incentive Bonus

Based on the elements described above, the CEO earned a cash bonus of $4 million and was awarded restricted stock of $1 million. The restricted stock bonus was granted in 2016 and, therefore, was not included in the executive’s Total Compensation chart for 2015.

Long-Term Incentive Compensation.

In May 2015, the CEO was awarded a non-qualified stock option grant for 1,000,000 shares of common stock under the Company’s 2011 Equity Incentive Plan. The terms of the option provided that, over a five year period, one third of the option shares would vest as of each of the third, fourth, and fifth anniversary dates of the grant; provided that all unvested option shares would vest immediately in the event the closing price of the Company’s stock, as reported by the New York Stock Exchange in any 20 out of 30 consecutive trading days, closes at a price equal to or greater than 120% of the closing price on the date of grant (the “Market-Based Condition”). The stock option grant was the first equity grant of any kind awarded to the CEO in more than three years. The Compensation Committee believes that the equity grant, including the new Market-Based Condition feature, both serves as a retention tool and reinforces the alignment of interests between the CEO and the shareholders.

Total CEO Compensation.

As shown in the graph below, the increase in Total Compensation for the CEO from 2014 to 2015 was exclusively as a result of the option granted in 2015, the first equity award in more than three years.

v

Recommendation for Vote in Favor of the Company’s Executive Compensation

Based on the Company’s achievement of the 2015 Performance Goal objectives at the maximum level under the shareholder-approved 2013 Performance-Based Plan and the accomplishments of the executive officers as described in this Proxy Statement, the Board of Directors is recommending an affirmative non-binding vote approving the compensation of the Company’s named executive officers.

M.D.C. HOLDINGS, INC.

4350 South Monaco Street, Suite 500

Denver, Colorado 80237

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Our Shareholders:

The 2016 Annual Meeting of Shareholders (the "Meeting") of M.D.C. Holdings, Inc. (the "Company") will be held at 4350 South Monaco Street, 6th Floor, Assembly Room, Denver, Colorado, on Tuesday, March 29, 2016, at 8:00 a.m., Mountain Time. Only shareholders of record at the close of business on February 5, 2016, the record date, will be entitled to vote. At the Meeting, we plan to consider and act upon the following matters:

1.	the election of Michael A. Berman, Herbert T. Buchwald and Larry A. Mizel as Class I Directors for three-year terms expiring in 2019;

2.	a non-binding advisory vote to approve the compensation of our named executive officers disclosed in this proxy statement;

3.	re-approval, for Section 162(m) purposes, of the performance criteria and the M.D.C. Holdings, Inc. 2011 Equity Incentive Plan previously approved by the shareholders;

4.

approval of an amendment to the shareholder approved M.D.C. Holdings, Inc. 2011 Stock Option Plan for Non-Employee Directors to authorize grants of Restricted Stock or Restricted Stock Units in lieu of Stock Options at an equivalent expense to the Company; and

5.	ratification of the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the 2016 fiscal year.

And such other business as properly may come before the Meeting and any postponements or adjournments thereof.

Our Board of Directors recommends that you vote FOR all Proposals.

Important Notice Regarding the Availability of Proxy Materials

for the Shareholder Meeting to Be Held on March 29, 2016:

The Proxy Statement and the Annual Report on Form 10-K are available at:

www.rdgir.com/mdc-holdings-inc

Management and the Board of Directors desire to have maximum representation at the Meeting and request that you vote promptly, even if you plan to attend the meeting.

BY ORDER OF THE BOARD OF DIRECTORS,

Joseph H. Fretz

Secretary

Denver, Colorado

February 5, 2016

M.D.C. HOLDINGS, INC.

4350 South Monaco Street, Suite 500

Denver, Colorado 80237

___________

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

March 29, 2016

___________

GENERAL INFORMATION

Why am I receiving these materials?

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board of Directors" or the "Board") of M.D.C. Holdings, Inc. (the "Company") to be used at the Annual Meeting of Shareholders of the Company (the "Meeting") to be held at our principal executive offices, 4350 South Monaco Street, 6th Floor, Assembly Room, Denver, Colorado 80237, on Tuesday, March 29, 2016, at 8:00 a.m., Mountain Time, and any postponements or adjournments thereof. The record date for determining shareholders entitled to vote at the Meeting is February 5, 2016 (the “Record Date”). The Meeting is being held for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Our shareholders are invited to attend the meeting and are encouraged to vote on the matters described in this Proxy Statement.

What proxy materials are being delivered?

We are utilizing the rules of the Securities and Exchange Commission ("SEC") that allow us to deliver proxy materials to our shareholders on the Internet. Under these rules, we are sending most of our shareholders a Notice of Internet Availability of Proxy Materials (the "Notice") instead of a full set of proxy materials. If you receive the Notice, you will not receive printed copies of the proxy materials unless you specifically request them. Instead, the Notice tells you how to access and review on the Internet all of the important information contained in the proxy materials. The Notice also tells you how to vote your proxy card on the Internet and how to request a printed copy of our proxy materials. We expect to mail, or provide the Notice and electronic delivery of, this Proxy Statement, the proxy card and the Notice of Annual Meeting (the "Proxy Materials") on or about February 12, 2016.

The Company's 2015 Annual Report on Form 10-K, which includes the Company's 2015 audited financial statements, will accompany these Proxy Materials. Except to the extent expressly referenced in this Proxy Statement, the Annual Report is not incorporated into this Proxy Statement.

Who is paying for this proxy solicitation?

The Company will pay the cost of solicitation. The Company also will reimburse bankers, brokers and others holding shares in their names or in the names of nominees or otherwise for reasonable out-of-pocket expenses incurred in sending the Proxy Materials to the beneficial owners of such shares. In addition to the original solicitation of proxies, solicitations may be made in person, by telephone or by other means of communication by Directors, officers and employees of the Company, who will not be paid any additional compensation for these activities.

We have retained the services of Alliance Advisors, LLC to solicit proxies. We will pay all reasonable costs associated with such firm, which we anticipate will cost approximately $13,000 plus costs and expenses.

Who is entitled to vote at or attend the Annual Meeting?

Holders of shares of the Company's common stock, $.01 par value, at the close of business on the Record Date are entitled to notice of, and to vote at, the Meeting. All shareholders of record and beneficial owners wishing to attend the Meeting must bring with them a government issued picture identification of themselves and check in at the registration desk at the meeting. Beneficial owners must also bring proof of ownership as described below. Attendees must comply with the rules of conduct available at the registration desk. A list of shareholders of record entitled to vote at the Meeting will be available for examination by any shareholder at the Meeting and for ten days prior to the Meeting at our principal executive offices.

Shareholders will have sufficient time immediately following the Annual Meeting, to ask questions of and have a dialogue with the Company’s Chairman and CEO, President and COO, and each of the members of the Board of Directors in attendance.

Shareholders of Record. If, on the Record Date, your shares were registered directly in your name with the Company's transfer agent, Continental Stock Transfer & Trust Company, then you are a shareholder of record. As a shareholder of record, you may vote in person at the meeting or vote by proxy.

Beneficial Owners. If, on the Record Date, your shares were not held in your name, but rather were held in an account at a brokerage firm, bank or other nominee (commonly referred to as being held in "street name"), or through our 401(k) savings plan, you are the beneficial owner of those shares. The organization holding your account is considered to be the shareholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other nominee regarding how to vote the shares held in your account. You are also invited to attend the Annual Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the meeting unless you obtain a valid legal proxy from your broker or other nominee and bring the legal proxy to the annual meeting. (Legal proxies are not available for shares held through our 401(k) savings plan; you must vote those shares as provided below.) If you want to attend the annual meeting, but not vote at the annual meeting, you must provide proof of beneficial ownership as of the Record Date, such as your most recent account statement prior to the Record Date.

How do I vote my shares?

By Telephone or the Internet. Shareholders can vote their shares via telephone or the Internet as instructed in the Notice of Internet Availability of Proxy Materials. The telephone and Internet procedures are designed to authenticate a shareholder's identity, allow shareholders to vote their shares and confirm that their instructions have been properly recorded. The telephone and Internet voting facilities will close at 11:59 p.m., Eastern Time, on March 28, 2016. (Participants in our 401(k) savings plan have an earlier deadline – see below.)

By Mail. Shareholders who receive a paper proxy card may vote by mail and should complete, sign and date their proxy card and mail it in the pre-addressed envelope that accompanied the delivery of the paper proxy card. Proxy cards submitted by mail must be received by the time of the meeting in order for your shares to be voted. Beneficial shareholders (shares held in street name) may vote by mail by requesting a paper proxy card according to the instructions received from their broker or other agent, and then completing, signing and dating the voting instruction card provided by the broker or other agent and mailing it in the pre-addressed envelope provided.

401(k) Savings Plan. If your shares are held through our 401(k) savings plan, you will receive the Notice of Internet Availability of Proxy Materials, or copies of the Proxy Materials, and you are entitled to instruct the plan trustee how to vote the shares allocated to your account following the instructions described above. You must provide your instructions no later than 11:59 p.m., Eastern Time, on March 23, 2016.

At the Meeting.   Shares held in your name as the shareholder of record may be voted by you in person at the Annual Meeting. Shares held beneficially in street name may be voted by you in person at the Annual Meeting only if you obtain a legal proxy from the broker or other agent that holds your shares, giving you the right to vote the shares, and you bring the legal proxy to the Annual Meeting.

What if I receive more than one Notice of Internet Availability of Proxy Materials?

If you receive more than one Notice, you hold shares in more than one name or shares in different accounts. To ensure that all of your shares are voted, you will need to vote separately by telephone or the Internet using the specific control number contained in each Notice that you receive.

Can I change my vote or revoke my proxy?

You can change your vote or revoke your proxy before the Meeting. You can do this by casting a later proxy through any of the available methods described above. If you are a shareholder of record, you can also revoke your proxy by delivering written notice of revocation to the Secretary of the Company, by presenting to the Company a later-dated proxy card executed by the person executing the prior proxy card or by attending the Meeting and voting in person. If you are a beneficial owner, you can revoke your proxy by following the instructions sent to you by your broker, bank or other agent.

How are votes counted?

Shares of common stock represented by properly executed proxy cards, or voted by proxy, by telephone or the Internet, and received in time for the Meeting will be voted in accordance with the instructions specified in the proxies. Unless contrary instructions are indicated in a proxy, the shares of common stock represented by such proxy will be voted FOR the election as Directors of the nominees named in this Proxy Statement and FOR all of the other proposals. If you grant a proxy (other than for shares held in our 401(k) savings plan), either of the officers named as proxy holders, Michael Touff and Joseph H. Fretz, or their nominees or substitutes, will have the discretion to vote your shares on any additional matters that are properly presented for a vote at the Meeting or at any adjournment or postponement that may take place. If, for any unforeseen reason, any of our nominees is not available as a candidate for Director, the persons named as the proxy holder may vote your proxy for another candidate or other candidates nominated by our Board.

The trustee of the 401(k) savings plan will vote the number of shares of common stock allocated to each participant’s accounts as directed by the participant if the direction is received in time to be processed. The trustee will vote any shares with respect to which it does not receive timely directions so that the proportion of the shares voted in any particular manner on any matter is the same as the proportion of the shares with respect to which the trustee has received timely directions, unless contrary to ERISA.

The inspector of elections designated by the Company will use procedures consistent with Delaware law concerning the voting of shares, the determination of the presence of a quorum and the determination of the outcome of each matter submitted for a vote.

What are the voting requirements?

Each share of common stock issued and outstanding on the Record Date, other than shares held by the Company or a subsidiary, is entitled to one vote on each matter presented at the Meeting. As of the Record Date, 49,006,835 shares of common stock were issued, outstanding and entitled to vote.

The Company's By-Laws provide that the holders of one-third of the shares of common stock issued and outstanding and entitled to vote, present in person or represented by proxy, constitute a quorum for transacting business at the Meeting. Shareholders who are present in person or represented by proxy, whether they vote for, against or abstain from voting on any matter, will be counted for purposes of determining whether a quorum exists. Broker non-votes, described below, also will be counted as present for purposes of determining whether a quorum exists.

The affirmative vote of the holders of a plurality of the shares of common stock present in person or represented by proxy and entitled to vote at the Meeting will be required for the election of a nominee to the Board of Directors (which means that the three nominees who receive the most votes will be elected). The affirmative vote of the holders of a majority of the shares of common stock represented and entitled to vote at the Meeting is necessary to: (i) approve, on an advisory basis, the executive compensation practices disclosed in this proxy statement; (ii) re-approve the performance criteria and the material terms of the 2011 Equity Incentive Plan; (iii) approve the amendment to the 2011 Stock Option Plan for Non-Employee Directors; and (iv) ratify the appointment of the Company's auditor. Because your vote on executive compensation is advisory, it will not be binding upon the Company.

Rules of the New York Stock Exchange (“NYSE”) determine whether NYSE member organizations ("brokers") holding shares for an owner in street name may vote on a proposal without specific voting instructions from the owner. For certain types of proposals, the NYSE has ruled that that the “broker may vote” without specific instructions and on other types of proposals the “broker may not vote” without specific client instructions. A "broker non-vote" occurs when a proxy is received from a broker and the broker has not voted with respect to a particular proposal. The proposal to ratify the selection of the auditor is a “broker may vote” matter under the rules of the NYSE. As a result, brokers holding shares for an owner in street name may vote on the proposal even if no voting instructions are provided by the beneficial owner. The other proposals are “broker may not vote” matters. As a result, brokers holding shares for an owner in street name may vote on these proposals only if voting instructions are provided by the beneficial owner.

The following table reflects the vote required for the proposals and the effect of broker non-votes, withhold votes and abstentions on the vote, assuming a quorum is present at the Meeting:

Effect of Broker Non-Votes,
Proposal		Vote Required	Withhold Votes and Abstentions
1.	Election of Directors	The three nominees who receive the most votes will be elected.	Broker non-votes and withhold votes have no effect.
2.	Advisory vote to approve executive compensation (Say on Pay)	Affirmative vote of the holders of a majority of the shares of common stock represented and entitled to vote at the Meeting.	Broker non-votes have no effect; abstentions have the same effect as a vote against the proposal.
3.	Re-approval of the performance criteria and material terms of the 2011 Equity Incentive Plan	Affirmative vote of the holders of a majority of the shares of common stock represented and entitled to vote at the Meeting.	Broker non-votes have no effect; abstentions have the same effect as a vote against the proposal.
4.	Approval of amendment to the 2011 Stock Option Plan for Non-Employee Directors	Affirmative vote of the holders of a majority of the shares of common stock represented and entitled to vote at the Meeting.	Broker non-votes have no effect; abstentions have the same effect as a vote against the proposal.
5.	Selection of Auditor	Affirmative vote of the holders of a majority of the shares of common stock represented and entitled to vote at the Meeting.	Broker non-votes have no effect; abstentions have the same effect as a vote against the proposal.

Management and the Board of Directors of the Company know of no other matters to be brought before the Meeting. If any other proposals are properly presented to the shareholders at the Meeting, the number of votes required for approval will depend on the nature of the proposal. Generally, under Delaware law and our By-Laws, the number of votes required to approve a proposal is the affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the Meeting. The proxy card gives discretionary authority to the proxy holders to vote on any matter not included in this Proxy Statement that is properly presented to the shareholders at the Meeting and any adjournments or postponements thereof. The persons named as proxies on the proxy card are Michael Touff, the Company's Senior Vice President and General Counsel, and Joseph H. Fretz, the Company’s Secretary and Corporate Counsel.

DELIVERY OF PROXY MATERIALS TO SHAREHOLDERS WITH SHARED ADDRESSES

The broker, bank or other nominee of any shareholder who is a beneficial owner, but not the record holder, of the Company's common stock may deliver only one copy of the proxy related materials to multiple shareholders sharing an address (a practice called "householding"), unless the broker, bank or nominee has received contrary instructions from one or more of the shareholders.

In addition, with respect to shareholders of record, in some cases, only one copy of the proxy related materials may be delivered to multiple shareholders sharing an address, unless the Company has received contrary instructions from one or more of the shareholders. Upon written or oral request, the Company will deliver free of charge a separate copy of each of the proxy related materials, as applicable, to a shareholder at a shared address to which a single copy was delivered. You can notify your broker, bank or other nominee (if you are not the record holder) or the Company (if you are the record holder) that you wish to receive a separate copy of such materials in the future, or alternatively, that you wish to receive a single copy of the materials instead of multiple copies. The Company's contact information for these purposes is: M.D.C. Holdings, Inc., telephone number: (303) 773-1100, Attn: Corporate Secretary, 4350 South Monaco Street, Suite 500, Denver, CO 80237.

ANNUAL REPORT ON FORM 10-K

The Company will provide without charge to each person solicited by this Proxy Statement, upon the request of that person, a copy of our Annual Report on Form 10-K (without exhibits) for our most recent fiscal year. Please direct that request in writing to Investor Relations, M.D.C. Holdings, Inc., 4350 S. Monaco Street, Denver, Colorado 80237.

CORPORATE GOVERNANCE

Director Independence

Each of Messrs. Raymond T. Baker, Michael A. Berman, David E. Blackford, Herbert T. Buchwald, Paris G. Reece III and David Siegel are independent. NYSE listing standards require that the Board of Directors be comprised of a majority of independent directors. SEC rules and NYSE listing standards require that audit committees be comprised solely of independent directors. NYSE listing standards also require that corporate governance/nominating committees and compensation committees be comprised solely of independent directors.

Under the NYSE listing standards, no director qualifies as "independent" unless the Board of Directors affirmatively determines that the director has no material relationship with the Company, either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company. Material relationships can include commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships, among others. The NYSE listing standards also require that, in determining the independence of any director who will serve on the Company’s Compensation Committee, the Board of Directors consider all factors specifically relevant to determining whether the director has a relationship with the Company that is material to that director’s ability to be independent from management in connection with the duties of a Compensation Committee member, including the source of compensation of such director and whether the director is affiliated with the Company (or a subsidiary or affiliate of a subsidiary).

The Board has adopted standards of independence to assist in determining whether a director of the Company ("Director") is independent. The standards are available on the investor relations section of the Company's website, www.mdcholdings.com.

The Company's Board of Directors has determined the independence of Directors based on a review conducted by the Corporate Governance/Nominating Committee. This determination included consideration of the Company’s investment in corporate fixed-income and preferred stock securities offered in the normal course of business by Zions Bancorporation (“Zions”), of which Mr. Blackford is an officer, and the deposit and payroll accounts the Company maintained at Zions’ subsidiary banks. The Board also considered the participation by Zions and a subsidiary bank in the Company’s revolving credit facility, in which there are several lenders. Mr. Blackford had no direct or indirect material interest in the foregoing transactions and the Board concluded that the amounts involved were not significant.

With respect to the determination of Mr. Reece’s independence, the Board considered that, until his retirement on August 1, 2008, he was the Executive Vice President and Chief Financial Officer of the Company. Mr. Reece is serving in a volunteer position as president of a non-profit organization (Cancer League of Colorado), which has received charitable contributions from the MDC/Richmond American Homes Foundation and some Company officers. The Board concluded that the amounts involved were not significant.

The Board determined that each of Messrs. Raymond T. Baker, Michael A. Berman, David E. Blackford, Herbert T. Buchwald, Paris G. Reece III and David Siegel have no material relationship with the Company, each is independent under the NYSE listing standards and each meets the foregoing standards of Director independence adopted by the Board, including for Audit and Compensation Committee membership. The Board also determined that each of the foregoing Directors meets the independence standards for Audit Committee membership under the rules of the SEC. The Board also determined that each of Messrs. Baker, Berman, Blackford, Buchwald and Siegel, but not Mr. Reece, is an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Section 162(m) regulations.

Frequent Meetings of the Board of Directors and Board Committees

The Board of Directors and the Audit Committee generally hold regular monthly meetings and additional meetings as necessary. The other Board committees hold meetings, as may be required. The following table shows the frequency of the Board and Board committee meetings over the last three years:

	2015	2014	2013
Board of Directors	12	12	15
Audit Committee	11	11	11
Compensation Committee	9	13	11
Corporate Governance/Nominating Committee	5	8	5
Legal Committee	10	8	10

Asset Management Committee

The Company has in place an Asset Management Committee ("AMC"). Currently, the AMC consists of three committees (for reviewing real estate and corporate transactions) and our Chief Operating Officer is a member of each of these committees. The AMC generally meets weekly to review all proposed real estate transactions and other proposed non-real estate transactions at or above certain thresholds. Transactions that exceed certain thresholds also are reviewed by an executive committee of senior officers and the Board of Directors.

Lead Director

By vote of the independent directors, Herbert T. Buchwald, an independent member of the Board, was elected Lead Director. The Lead Director presides at Board meetings if the Chairman and the Chief Operating Officer are not present and he approves the schedule of Board and committee meetings and the agendas and topics to be considered at Board and committee meetings. Among other things, he also approves information being sent to the Board, coordinates the activities of the various Board committees; advises the Chairman as to the quality, quantity and timeliness of the flow of information necessary to permit the independent Directors to effectively and responsibly perform their duties; coordinates the agenda for and presides at executive sessions of the independent Directors; acts as a liaison between the independent Directors and the Chairman of the Board as needed; is available for communication with major shareholders; facilitates the process of conducting Committee and Board self-evaluations; promotes effective practices to achieve a high standard of corporate governance; and provides guidance to the committee chairmen and independent Directors in the performance of their duties. A description of the role of the Lead Director is posted on the investor relations section of the Company's website, www.mdcholdings.com.

Corporate Governance/Nominating Committee

The Board of Directors has established a Corporate Governance/Nominating Committee, consisting of Mr. Siegel, who serves as its Chairman, and Messrs. Blackford and Buchwald. Each member of the committee is independent as defined in the listing standards of the NYSE. The organization, functions and responsibilities of the committee are described in the Corporate Governance/Nominating Committee charter, which is posted under the corporate governance documents on the investor relations section of the Company's website, www.mdcholdings.com. See also "Information Concerning the Board of Directors" below.

Corporate Governance Guidelines

Upon the recommendation of the Corporate Governance/Nominating Committee, the Board of Directors adopted a set of corporate governance guidelines to implement requirements of the NYSE. These guidelines, as amended, are posted under the corporate governance documents on the investor relations section of the Company's website, www.mdcholdings.com.

Hedging or Pledging of Company Stock

Our Directors and executive officers are prohibited from acquiring an interest in financial instruments intended to hedge or offset any decrease in the market value of the Company’s stock held directly or indirectly by that person. They also are required to inform the Company’s compliance committee and obtain pre-clearance prior to purchasing Company stock on margin, margining Company stock or pledging Company stock as collateral for a loan.

Clawback Policy

In January 2015, based in part on shareholder feedback, the Corporate Governance/Nominating Committee approved, a “Clawback” Policy, pending issuance by the SEC of final clawback regulations as mandated by the Dodd-Frank Act. The Company’s Clawback Policy authorizes the Company to recover compensation previously paid to Executive Officers of the Company that was based upon any metric contained in a financial statement that was filed with the U.S. Securities and Exchange Commission during the Company’s then-current fiscal year or during one of the three prior fiscal years, which metric was materially restated.

Equity Ownership Guidelines for Non-Employee Directors and for Executive Officers

In order to strengthen the financial alignment of the Company's Directors with the interests of the Company's shareholders, the Corporate Governance/Nominating Committee and the Board of Directors have established Equity Ownership Guidelines for Directors who are not employees of the Company. Under these guidelines, each Director is encouraged to acquire and maintain ownership of common stock with an acquisition value, measured at the time of acquisition, of not less than ten times the annual amount of the retainer paid for serving on the Board of Directors. The annual amount of the retainer currently is $60,000 resulting in a current stock ownership goal of $600,000 for those Directors who have not previously achieved the goal. The Directors who have not yet achieved the goal have agreed, upon their future exercise of stock options, to retain the shares they acquire, net of the exercise price and taxes, up to the number of shares necessary to achieve the goal. All Directors are in compliance with the Guidelines. Three of the six Non-Employee Directors have attained the stock ownership goal.

The Company’s executive officers as a group have historically maintained a high percentage of ownership of Company stock, especially when compared against other companies in the homebuilding industry. For example, Messrs. Mizel, Mandarich, Martin and Touff beneficially own shares totaling approximately 25.0% of the Company’s shares. See Beneficial Ownership of Common Stock – Ownership of Directors and Officers, below. Nonetheless, in response to feedback received from the investor community, the Company has adopted formal equity ownership guidelines for the executive officers in order to expressly evidence their continued financial alignment with the interests of the shareholders of the Company. Under the guidelines, each executive officer is encouraged to acquire and maintain ownership of common stock of the Company having an acquisition value of not less than the following multiple of the executive officer’s base annual salary:

Executive Officer	Multiple
CEO	5X
COO	5X
All Others	1X

To expedite achievement of the goal set forth above, each executive officer who has not yet achieved the goal agrees to retain the shares they acquire through restricted stock awards and the future exercise of employee stock options net of taxes and any option exercise price up to the number of shares necessary to achieve the goal. Messrs. Mizel, Mandarich, Martin and Touff have all achieved and maintain the stock ownership goal.

Regularly Scheduled Executive Sessions of Non-Management Directors

The Company's corporate governance guidelines provide for the non-management Directors to meet at regularly scheduled executive sessions without management present. All six of the Company's non-management Directors are independent, as discussed above. The Lead Director presides at the executive sessions. In 2015, four executive sessions were held.

Communications with the Board of Directors

Shareholders and other interested parties may contact the outside Directors and the Board of Directors by sending communications directly to any of the following persons:

(1)	Herbert T. Buchwald, Lead Director, P.O. Box 24649, Denver, CO 80224, Fax Number: (303) 355-2240.
(2)	Paris G. Reece III, Chairman, Audit Committee, 4350 S. Monaco Street, Denver, CO 80237, Fax Number: (303) 660-3631.
(3)	David Siegel, Chairman, Corporate Governance/Nominating Committee, 1800 Avenue of the Stars, Suite 900, Los Angeles, CA 90067-4276.

Any communications that come within the purview of a Board committee and/or the Board will be forwarded to the committee chair and the Lead Director, as applicable.

Committee Charters

The Board of Directors has adopted a charter for the Audit Committee, designed to comply with the applicable requirements of the NYSE listing standards and SEC regulations. The Board of Directors also has adopted charters for the Compensation Committee and the Corporate Governance/Nominating Committee, designed to comply with the applicable requirements of the NYSE listing standards, and a charter for the Legal Committee. These charters are posted under the corporate governance documents on the investor relations section of the Company's website, www.mdcholdings.com.

Corporate Code of Conduct

For many years, the Company has had in place a Corporate Code of Conduct designed to provide that all persons associated with the Company, including employees, officers and Directors, follow the Company's compliance program and legal and ethical obligations and conduct themselves accordingly. The Company’s employees, officers and Directors receive annual training on the Corporate Code of Conduct. The Corporate Code of Conduct includes, among other things, a code of ethics for senior financial officers and Audit Committee complaint procedures, as required by the Sarbanes-Oxley Act and SEC regulations. The Corporate Code of Conduct, the code of ethics for senior financial officers and the Audit Committee complaint procedures for handling confidential complaints regarding accounting or auditing matters are posted under the corporate governance documents on the investor relations section of the Company's website, www.mdcholdings.com.

BENEFICIAL OWNERSHIP OF COMMON STOCK

Ownership of Directors and Officers

Certain information, as of February 5, 2016, the Record Date, with respect to common stock beneficially owned by the Company's named executive officers, the nominees for election as Directors and the current Directors of the Company, furnished in part by each such person, appears below (unless stated otherwise, the named beneficial owner possesses the sole voting and investment power with respect to such shares). None of the shares beneficially owned by the executive officers and Directors have been pledged as security.

Name of Executive Officer/Director	Number of Shares of Common Stock Owned Beneficially [1]	Percent of Class [2]
Raymond T. Baker	100,000	*
Michael A. Berman	175,000	*
David E. Blackford	158,550	*
Herbert T. Buchwald	191,348	*
David D. Mandarich	4,475,370	8.9%
Robert N. Martin	50,244	*
Larry A. Mizel	8,007,480[3]	15.9%
Paris G. Reece III	75,000	*
David Siegel	175,000	*
John M. Stephens (former officer)	0	*
Michael Touff	309,603	*
All current executive officers and Directors as a group (10 persons)	13,717,595	26.0%

*	Represents less than one percent of the shares of common stock outstanding and entitled to vote.

[1]

Includes, where applicable, shares of common stock owned by related individuals or entities over whose shares such person may be deemed to have beneficial ownership. Also includes the following shares of common stock subject to options that are exercisable or become exercisable within 60 days of the Record Date at prices ranging from $21.00 to $62.76 per share: Raymond T. Baker 100,000; Michael A. Berman 160,000; David E. Blackford 150,000; Herbert T. Buchwald 175,000; David D. Mandarich 1,400,000; Robert N. Martin, 20,000; Larry A. Mizel 1,400,000; Paris G. Reece III 75,000; David Siegel 175,000; and Michael Touff 167,918. As a group, the executive officers and Directors had the right to acquire within 60 days of the Record Date by the exercise of options an aggregate of 3,822,918 shares of common stock. The exercise prices of many of the stock options are significantly higher than the current market value of our common stock, i.e. “underwater.” See the Outstanding Equity Awards at December 31, 2015 table below.

[2]	The percentage shown is based on the number of shares of common stock outstanding and entitled to vote as of the Record Date. All shares of common stock that the person or group had the right to acquire within 60 days of the Record Date are deemed to be outstanding for the purpose of computing the percentage of shares of common stock owned by such person or group, but are not deemed to be outstanding for the purpose of computing the percentage of shares of common stock owned by any other person or group.

[3]	Mr. Mizel has sole voting power and sole investment power over 1,472,150 shares and shared voting power and shared investment power over 6,535,330 shares.

Ownership of Certain Beneficial Owners

The table below sets forth information with respect to those persons (other than the officers/Directors listed above) known to the Company, as of the Record Date, to have owned beneficially 5% or more of the outstanding shares of common stock. The information as to beneficial ownership is based upon statements filed by such persons with the SEC under Section 13(d) or 13(g) of the Securities Exchange Act of 1934, as amended.

Name and Address of Beneficial Owner	Number of Shares of Common Stock Owned Beneficially		Percent of Class [1]
BlackRock, Inc. 55 East 52nd Street New York, NY 10055	4,853,758	[2]	9.9%
Dimensional Fund Advisors 6300 Bee Cave Road Austin, TX 78746	3,352,786	[3]	6.8%
The TCW Group, Inc. 865 South Figueroa Street Los Angeles, CA 90017	3,067,741	[4]	6.3%
State Street Corporation One Lincoln Street Boston, MA 02111	2,963,430	[5]	6.0%
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	2,452,886	[6]	5.0%
Oppenheimer Funds, Inc. 225 Liberty Street New York, NY 10281	2,337,385	[7]	4.8%
Piper Jaffray Companies 800 Nicollet Mall, Suite 800 Minneapolis, MN 55402	2,117,060	[8]	4.3%

[1]	The percentage shown is based on the number of shares outstanding and entitled to vote as of the Record Date.
[2]

Schedule 13G/A filed with the SEC on January 26, 2016 disclosed that: BlackRock, Inc. has sole voting power over 4,762,768 shares, shared voting power over no shares, sole dispositive power over 4,853,758 shares and shared dispositive power over no shares.

[3]

Schedule 13G filed with the SEC on February 5, 2015 disclosed that: the Dimensional Fund Advisors have sole voting power over 3,215,836 shares, shared voting power over no shares, sole dispositive power over 3,352,786 shares and shared dispositive power over no shares.

[4]	Schedule 13G filed with the SEC on February 12, 2015 disclosed that: The TCW Group, Inc. has sole voting power over no shares, shared voting power over 132,736 shares, sole dispositive power over no shares and shared dispositive power over 3,067,741 shares.
[5]	Schedule 13G filed with the SEC on February 12, 2015 disclosed that: State Street Corporation has sole voting power over no shares, shared voting power over 2,963,430 shares, sole dispositive power over no shares and shared dispositive power over 2,963,430 shares.
[6]	Schedule 13G filed with the SEC on February 11, 2015 disclosed that: The Vanguard Group has sole voting power over 57,246 shares, shared voting power over no shares, sole dispositive power over 2,398,840 shares and shared dispositive power over 54,046 shares.
[7]	Schedule 13G filed with the SEC on February 4, 2016 disclosed that: Oppenheimer Funds, Inc. has sole voting power over no shares, shared voting power over 2,337,385 shares, sole dispositive power over no shares and shared dispositive power over 2,337,385 shares.
[8]	Schedule 13G/A filed with the SEC on February 17, 2015 disclosed that: the Piper Jaffray Companies have sole voting power over 1,906,713 shares, shared voting power over no shares, sole dispositive power over 2,117,060 shares and shared dispositive power over no shares.

No change in control of the Company has occurred since the beginning of the last fiscal year. The Company knows of no arrangement the operation of which, at a subsequent date, may result in a change in control of the Company.

PROPOSAL ONE	ELECTION OF DIRECTORS

The Company's Certificate of Incorporation provides for three classes of Directors with staggered terms of office, to be divided as equally as possible. Directors of each class serve for terms of three years until election and qualification of their successors or until their resignation, death, disqualification or removal from office.

Our Board has eight members, consisting of three Class I Directors whose terms expire in 2016, three Class II Directors whose terms expire in 2017 and two Class III Directors whose terms expire in 2018. At the Meeting, three Class I Directors are to be elected to three-year terms expiring in 2019. The nominees for the Class I Directors are Michael A. Berman, Herbert T. Buchwald and Larry A. Mizel. All of the nominees presently serve on the Board of Directors of the Company. Based on the recommendation of the Corporate Governance/Nominating Committee, the Board approved the nomination of Messrs. Berman, Buchwald and Mizel for election as Class I Directors.

Certain information, as of February 5, 2016, the Record Date, with respect to Messrs. Berman, Buchwald and Mizel, the nominees for election, and the continuing Directors of the Company, furnished in part by each such person, appears below:

Name	Age	Positions and Offices with the Company and Other Principal Occupations
NOMINEES:
		Class I Terms Expire in 2016
Michael A. Berman	65	Chairman, Applied Capital Management
Herbert T. Buchwald	84	Principal in the law firm of Herbert T. Buchwald, P.A. and President and Chairman of the Board of Directors of BPR Management Corporation
Larry A. Mizel	73	Chairman of the Board of Directors and Chief Executive Officer of the Company
CONTINUING DIRECTORS:
		Class II Terms Expire in 2017
David D. Mandarich	68	President and Chief Operating Officer of the Company
Paris G. Reece III	61	Private Investor and Community Volunteer
David Siegel	59	Partner, Irell & Manella LLP

		Class III Terms Expire in 2018
Raymond T. Baker	65	President of Gold Crown Management Company and Co-Director of the Gold Crown Foundation
David E. Blackford	67	President, Chief Executive Officer and Chairman of the Board of California Bank & Trust

Other Information Relating to Directors

Composition of the Board. The Company’s Board is composed of Directors who provide diverse experience and talent to our Company. Fifty percent of the Directors have Board tenure with the Company of ten years or less and twenty-five percent of the Directors have Board tenure of less than five years. New Directors bring a fresh perspective to our Board’s deliberations. Recognizing their importance, our three newest Directors have been selected to serve as Chairmen of the Audit, Compensation and Corporate Governance/Nominating Committees. The remaining Directors continue to provide their knowledge, experience and understanding of the Company’s approach to balancing risk and reward inherent in the homebuilding industry, which is fundamental to achieving long term shareholder value. The professional qualifications of the Directors include a diverse range of talents and experiences well-suited to guiding the Company in our challenging industry.

In addition, the dedication of the Board in conducting monthly meetings has provided the shareholders with unusual oversight and accountability. See Frequent Meetings of the Board of Directors and Board Committees, above.

The following is a brief description of the business experience during at least the past five years of each nominee for the Board of Directors of the Company and each of the continuing members of the Board. Their experience, qualifications, attributes or skills, set forth below, have led to the conclusion that each person should serve as a Director, in light of the registrant’s business and structure.

None of the business organizations identified below (excluding the Company and HomeAmerican Mortgage Corporation) are affiliates of the Company. None of the continuing Directors or Director nominees holds, or has held during the past five years, any directorship in any company with a class of securities registered pursuant to Section 12 of the Exchange Act, subject to the requirements of Section 15(d) of the Exchange Act or registered as an investment company under the Investment Company Act of 1940.

Raymond T. Baker has served as President of Gold Crown Management Company, a real estate asset management company from 1978 to present. He is the founder and has served as Co-Director of the Gold Crown Foundation since 1986. He also is a member of the Board of Directors of Alpine Banks of Colorado, Steele Street State Bank & Trust, and Land Title Guarantee Company. Mr. Baker is currently serving as Chairman of the Board of the Denver Metropolitan Major League Baseball Stadium District and Chairman of the Board of the Metropolitan Football Stadium District (Denver). From February 2004 until May 2007, he served as a director of Central Parking Corporation. He has over thirty-five years of experience in the real estate and banking industries. Mr. Baker became a member of the Company's Board of Directors in January 2012. He currently is the Chairman of the Compensation Committee and a member of the Audit Committee. His experience and knowledge of the real estate and banking industries directly complement and support the Company’s real estate activities and the financing of those activities.

Michael A. Berman has over thirty years of experience in the financial services industry. He is a member of Applied Capital Management, a private investment management firm located in Scottsdale, Arizona, and has served as its chairman from 2002 to date. From 2005 to 2006, he also served as the chief executive officer of First Ascent Capital, a financial services firm located in New York. From July 2006 until December 2008, he served as president and chief executive officer of Real Estate Equity Exchange, Inc. (Rex & Co.), a financial services firm located in San Francisco, California. From January 1990 to March 1999, Mr. Berman was employed by The Nomura Securities Co., Ltd. (Tokyo) group of companies, where he held several senior executive positions, including that of President and CEO of Nomura Holding America Inc. and Chairman of Capital America, Nomura's commercial real estate lending subsidiary. In April 2006, Mr. Berman became a Director of the Company and, in September 2006, he was appointed a director of HomeAmerican Mortgage Corporation ("HomeAmerican"), the Company's wholly owned mortgage lending subsidiary. Mr. Berman’s experience as a senior executive in corporate finance, in general, and the residential mortgage market, in particular, provide the Company with a valuable resource.

David E. Blackford has over thirty-five years of experience in the banking industry. He is employed by California Bank & Trust (CB&T), a leading California banking institution. Between 1998 and 2001, he was the bank’s managing director, serving on the board of directors and the Senior Loan Committee for Real Estate Finance. In May 2001 he was appointed chairman, president and chief executive officer of that bank, positions he currently holds. He also is an executive vice president of Zions Bancorporation, the parent company of CB&T. Prior to 1998, he served as an executive officer in several financial institutions, including Bank One and Valley National Bank. He joined the Company's Board of Directors in April 2001. Mr. Blackford currently is a member of the Corporate Governance/Nominating Committee and the Legal Committee. His experience and knowledge of historic and current institutional real estate lending practices, the regulatory process and the volatility of the credit markets provide a unique perspective to the Board.

Herbert T. Buchwald is a principal in the law firm of Herbert T. Buchwald, P.A. and president and chairman of the board of directors of BPR Management Corporation, a property management company located in Denver, Colorado, positions he has held for more than the past five years. Mr. Buchwald has been engaged in the acquisition, development and management of residential and commercial real estate in Florida, New Jersey and Colorado, through both publicly and privately held ventures for more than forty years. As an attorney, he has been admitted to practice before federal and state trial and appellate courts in Florida and Colorado. In addition, he holds an accounting degree and formerly was a practicing Certified Public Accountant. He has been a member of the Company's Board of Directors since March 1994. Since March 2007, he has served as the Lead Director. Mr. Buchwald is the Chairman of the Legal Committee, a member of the Audit, Compensation and Corporate Governance/Nominating Committees, and the Company's Audit Committee Financial Expert. The combination of his knowledge, experience and skills provide the Company with strong oversight of accounting, financial, regulatory and legal matters, as well as the operation of the Company's real estate businesses.

David D. Mandarich has been associated with the Company since 1977. He was elected President and Chief Operating Officer of the Company in June 1999, a position he currently holds. He previously had been elected Chief Operating Officer in March 1996, Co-Chief Operating Officer in September 1994 and Executive Vice President-Real Estate in April 1993. He was a Director from September 1980 until April 1989, and has been a Director continuously since March 1994. A skilled and experienced leader in the homebuilding industry, Mr. Mandarich provides the Board with the benefit of his judgment and his knowledge and understanding of the Company's homebuilding business and operations.

Larry A. Mizel founded the Company in 1972 and has served as a Director and Chairman of the Board since its inception. He was appointed Chief Executive Officer of the Company in 1988, a position he currently holds. Mr. Mizel has provided the Company with leadership and judgment, serving as the Chief Executive Officer and Chairman of the Board of Directors, and working to further the long-term interests of the Company's shareholders. One of the most experienced leaders in the homebuilding industry, his knowledge and foresight provides the Board with invaluable guidance.

Paris G. Reece III was formerly the Company’s Chief Financial Officer and Principal Accounting Officer, and retired on August 1, 2008. Since his retirement, Mr. Reece has performed consulting work and served in a volunteer position as the President of the Cancer League of Colorado, a leading non-profit organization that was established more than forty years ago to raise money for cancer research and patient care. He joined the Company's Board of Directors in May 2013. He currently is the Chairman of the Audit Committee. As a Certified Public Accountant (Texas, retired), a former Chief Financial Officer and a highly respected person within the homebuilding industry, Mr. Reece is uniquely qualified to provide the Company with strong oversight of accounting and financial matters, as well as the operation of the Company's homebuilding and financial services businesses.

David Siegel has been a partner in the law firm of Irell & Manella LLP for more than twenty years, where he leads that firm's securities litigation practice and formerly was the firm's Managing Partner.  Mr. Siegel's law practice, for which he is nationally recognized, is concentrated on securities class actions, corporate governance, risk management, SEC reporting standards and regulatory compliance.  Mr. Siegel has chaired and is a frequent speaker at various seminars on securities litigation, class actions, and trial techniques.  He has been named by his peers as one of the "Best Lawyers in Commercial Litigation" in The Best Lawyers in America guide.  Mr. Siegel has been a member of the Company's Board of Directors since June 2009.  He currently is the Chairman of the Corporate Governance/Nominating Committee and a member of the Legal Committee. Mr. Siegel's knowledge and experience in corporate governance and litigation matters provide the Company with significant guidance and oversight.

Unless otherwise specified, proxies will be voted FOR the election of Messrs. Berman, Buchwald and Mizel. Management and the Board of Directors are not aware of any reasons that would cause any of Messrs. Berman, Buchwald and Mizel to be unavailable to serve as Directors. If any of them become unavailable for election, discretionary authority may be exercised by the proxy holders named in the proxy to vote for a substitute candidate or candidates nominated by the Board of Directors.

The Board of Directors recommends a vote FOR the election of Messrs. Berman, Buchwald and Mizel as Directors.

INFORMATION CONCERNING THE BOARD OF DIRECTORS

During 2015, the Board of Directors held twelve meetings. The Directors also considered Company matters and participated in numerous communications with the Chairman of the Board of Directors and other officials of the Company wholly apart from the formal Board meetings. In 2015, all of the Company's Directors attended 96% or more of the aggregate number of meetings of the Board of Directors and the committees of the Board of Directors on which they served. Directors are expected to attend the Company's annual meeting of shareholders. To facilitate their attendance, the annual meetings typically are scheduled the same day as a monthly Board meeting. In 2015, all of the Directors attended the Annual Meeting.

Board Leadership and Risk Oversight

Larry A. Mizel serves as Chairman of the Board of Directors and the Chief Executive Officer of the Company. Mr. Mizel, who founded our Company, has served for forty-three years and is the largest shareholder of the Company. He provides effective leadership and guidance in the development of the Company's risk profile, pursuit of its strategic goals and recognition of business opportunities that present themselves.

Herbert T. Buchwald serves as the Company's independent Lead Director. The independent Lead Director presides at the executive sessions of the independent Directors and his authority also includes approving the schedule of Board and Committee meetings and the agendas and topics to be considered at the Board and Committee meetings, coordinating the activities of the various Committees of the Board, advising the Chairman as to the quality, quantity and timeliness of the flow of information from management; and coordinating and developing the agenda for executive sessions of the Board's independent Directors. See Corporate Governance – Lead Director, above.

The Board of Directors convenes on a monthly basis and is comprised of a majority of independent Directors. This independent majority and our regulatory governance practices, including periodic executive sessions of the independent Directors at which the Lead Director presides, provide an effective and independent oversight of management.

Our Board of Directors bears the responsibility for maintaining oversight over the Company’s management and exposure to risk. The Board, itself and through its Committees, regularly discusses our material risk exposure, the potential impact on the Company and the efforts of management to manage the risks that are identified. In meetings with Company management, the head of the internal audit department and the external independent auditors, the Audit Committee reviews regulatory, financial and accounting risk exposure, reserves and the Company’s internal controls. The Corporate Governance/Nominating Committee, with the guidance of corporate and outside counsel, considers the risks associated with corporate governance. The Compensation Committee considers risks associated with the elements contained in the Company’s compensation programs. The Legal Committee considers the risks that arise from material litigation, regulatory issues and other legal issues. Our Committees generally report to the Board on a monthly basis.

For the foregoing reasons, the Company has determined that its leadership structure is appropriate.

Audit Committee

The Audit Committee of the Board of Directors, which has been established in accordance with Section 3(a)(58)(A) of the Exchange Act, consists of Messrs. Baker, Buchwald and Reece, who serves as Chairman. Each member of the Audit Committee is "independent" and "financially literate" in the judgment of the Board of Directors, as defined in the listing standards of the NYSE and the rules of the SEC. In addition, the Board of Directors has determined that Mr. Buchwald is an "audit committee financial expert" as defined by applicable SEC regulations. The Board believes that his experience and qualifications described above under "Other Information Relating to Directors" qualify him to act as the Committee's audit committee financial expert.

The Audit Committee met eleven times during 2015. The organization, functions and responsibilities of the Audit Committee are described in the restated charter for the Audit Committee, which is posted on the investor relations section of the Company's website, www.mdcholdings.com. The Audit Committee's functions include: assisting the Board in its oversight of the Company's compliance with legal and regulatory requirements, oversight of the Company's external auditors, review of the Company's financial statements, review of the annual audit plan and results of the audit, review of any significant modification in accounting policies, oversight of the duties of the Company's internal audit department and discussion of policies with respect to risk assessment and risk management.

Compensation Committee

The Compensation Committee consisted of Messrs. Buchwald, Berman and Baker, who served as Chairman. Due to time constraints, Mr. Berman withdrew from the Committee in July 2015. During 2015, the Compensation Committee met nine times. Each member of the committee is independent in the judgment of the Board of Directors, as defined in the listing standards of the NYSE as modified by that exchange in 2013. The Compensation Committee approves executive compensation plans, reviews salaries, bonuses and other forms of compensation for officers and key employees of the Company, establishes salary levels, benefits and other forms of compensation for employees and addresses other compensation and personnel matters as the Board of Directors from time to time may request. The organization, functions and responsibilities of the Compensation Committee are described in the Compensation Committee's restated charter, which is posted on the investor relations section of the Company's website, www.mdcholdings.com.

For a discussion of the Company's compensation philosophy and a description of the Company's processes and procedures for the consideration and determination of executive and director compensation, see "Compensation Processes and Procedures" and "Compensation Discussion and Analysis" below.

Corporate Governance/Nominating Committee

The Corporate Governance/Nominating Committee consists of Messrs. Blackford, Buchwald and Siegel, who serves as Chairman. Each member of the committee is independent in the judgment of the Board of Directors, as defined in the listing standards of the NYSE. During 2015, the committee met five times. The organization, functions and responsibilities of the Corporate Governance/Nominating Committee are described in the committee's charter, which is posted on the investor relations section of the Company's website, www.mdcholdings.com. The functions of the Corporate Governance/Nominating Committee include development of and recommendations as to corporate governance principles and the Company's Code of Conduct, identification of individuals qualified to become Board members, the review of Director independence, the selection process for Director nominees and oversight of the self-evaluations of the Board and the Audit, Compensation and Corporate Governance/Nominating Committees.

Procedures for nominating persons for election to the Board are contained in the Company's By-Laws and, accordingly, those procedures constitute the Company's policy with regard to the nomination and consideration of Director candidates recommended by shareholders. The Corporate Governance/Nominating Committee will consider candidates identified by shareholders following the procedures set forth in the By-Laws. There have been no changes to these procedures in the last year.

The By-Laws provide that nominations of persons for election to the Board of Directors may be made at a meeting of shareholders by any shareholder entitled to vote for the election of Directors and who complies with the notice procedures set forth in the By-Laws. Specifically, such nominations shall be made pursuant to timely notice in writing to the Secretary of the Company. To be timely, a shareholder's notice shall be delivered to, or mailed and received at, the principal offices of the Company not less than 60 days nor more than 90 days prior to the meeting; provided, however, that in the event that less than 75 days' notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. Such shareholder's notice shall set forth in writing:

(a)	as to each person whom the shareholder proposes to nominate for election or re-election as a Director:

(i)	the name, age, business address and residence address of such person,

(ii)	the principal occupation or employment of such person,

(iii)	the class and number of shares of the Company which are beneficially owned by such person and

(iv)

any other information relating to such person that is required to be disclosed in solicitations of proxies for election of Directors pursuant to Rule 14(a) under the Securities Exchange Act of 1934 and any other applicable laws or rules or regulations of any governmental authority or of any national securities exchange or similar body overseeing any trading market on which shares of the Company are traded, and

(b)	as to the shareholder giving the notice:

(i)	the name and record address of the shareholder and

(ii)	the class and number of shares of the Company beneficially owned by the shareholder.

The chairman of the meeting will determine whether or not the nomination was made in accordance with the foregoing procedure. If it was, the nomination will be considered. If it was not, the chairman will declare it and the defective nomination will be disregarded.

The Corporate Governance/Nominating Committee believes that all candidates for the Board, including candidates recommended by shareholders, should have experience in appropriate areas and disciplines. While the Committee does not have a specific diversity policy, in identifying Director nominees and recommending candidates for nomination by the Board, the Committee considers and assesses, in addition to applicable requirements of law and of the NYSE, the diversity of the candidate's experience and qualifications, including business experience, specific expertise, strength of character, judgment, and other factors deemed appropriate in adding value to the composition of the Board. Other than for compliance with the procedures set forth in the By-Laws, there is no difference in the manner in which the Corporate Governance/Nominating Committee evaluates nominees for Director based on whether the nominee is recommended by a shareholder. At such times as may be appropriate, the Corporate Governance/Nominating Committee will lead the search for individuals qualified to become members of the Board, seeking candidates who have diversity of experience and qualifications in appropriate areas and disciplines. The Committee has authority to engage search firms to identify candidates for nomination to the Board.

Legal Committee

The Legal Committee consists of Mr. Buchwald, who serves as Chairman, and Messrs. Blackford and Siegel. All Legal Committee members are independent members of the Board of Directors. In 2015, the Legal Committee met ten times. The Legal Committee provides oversight and review of significant legal affairs of the Company, and it has been active in reviewing legal issues affecting the Company's business with the Company's inside and outside counsel. The organization, functions and responsibilities of the Legal Committee are described in the committee's charter, which is posted in the investor relations section of the Company's website, www.mdcholdings.com.

EXECUTIVE OFFICERS

Set forth below are the names and offices held by the executive officers of the Company as of the Record Date. The Board of Directors, after reviewing the functions performed by the Company's officers, has determined that, for purposes of Item 401 of SEC Regulation S-K, only these officers are deemed to be executive officers of the Company.

The executive officers of the Company hold office until their successors are duly elected and qualified or until their resignation, retirement, death or removal from office. Biographical information on Messrs. Mizel and Mandarich, who serve as Directors and executive officers of the Company, is set forth under "Election of Directors" above. Biographical information for Messrs. Martin and Touff is set forth below.

Name	Age	Offices Held as of February 5, 2016
Larry A. Mizel	73	Chairman of the Board of Directors and Chief Executive Officer
David D. Mandarich	68	President, Chief Operating Officer and a Director
Robert N. Martin	37	Senior Vice President, Chief Financial Officer and Principal Accounting Officer
Michael Touff	71	Senior Vice President and General Counsel

Robert N. Martin was appointed Senior Vice President, Chief Financial Officer and Principal Accounting Officer effective as of May 23, 2015. He joined the Company in 2002, and has since held a number of leadership roles within the company. He previously served as Vice President – Finance and Business Development. In April 2013, he was promoted to the position of Vice President of Finance and Corporate Controller. Over the last five years, Mr. Martin has had direct oversight of the Company's division and corporate accounting, tax, investor relations and finance, planning and analysis functions. Additionally, he has served on all three of the Company's asset management committees, which review and approve all new homebuilding projects and other significant company transactions, and has performed a key role in the Company's capital markets activities. He is an officer, director or both of many of the Company’s subsidiaries. Mr. Martin received a bachelor’s degree in Accounting and Computer Applications from the University of Notre Dame and is both a Certified Public Accountant and a CFA Charterholder.

Michael Touff was appointed Senior Vice President and General Counsel of the Company in July 1999, having been appointed previously as Vice President and General Counsel in December 1994. From August 1992 through December 1994, he was an officer in the law firm of Ireland, Stapleton, Pryor & Pascoe, P.C. Prior to August 1992, Mr. Touff was an officer in the law firm of Holmes & Starr, a Professional Corporation. Mr. Touff also is an officer, director or both of several of the Company's subsidiaries.

COMPENSATION PROCESSES AND PROCEDURES

Scope of Authority of Compensation Committee

The Compensation Committee has the authority to oversee all employee compensation levels, including benefits. Its goal is to have the Company develop compensation levels that will attract, retain, reward and motivate employees, that are competitive with those prevailing in the marketplace and are consistent with shareholder interests. The Committee also administers the Company's equity and other compensation plans, as they may be amended from time to time. The Committee may delegate the day-to-day administrative duties of these plans to Company officers, employees and agents.

The primary components of the Company's executive compensation have been: a base salary, annual performance-based bonuses and equity-based, long-term incentive awards. The Compensation Committee also has discretionary authority to award other forms of executive compensation.

The Compensation Committee reviews and establishes the base salaries for the executive officers annually. The base salaries of Mr. Mizel, the Chief Executive Officer, and Mr. Mandarich, President and Chief Operating Officer, were established in accordance with their employment agreements with the Company. The base salaries for Mr. Martin, Senior Vice President and Chief Financial Officer, and Mr. Touff, Senior Vice President and General Counsel, were established in the Committee's discretion.

Annual bonuses may be awarded to the Chief Executive officer and the President and Chief Operating Officer pursuant to the terms of the 2013 Performance-Based Plan, which was approved by the shareholders in 2013. Under the terms of that Plan, the Committee can only exercise negative discretion, and not positive discretion, regarding the amount of any awards payable under its terms. Annual bonuses for the Chief Financial Officer and General Counsel may be awarded based on each individual’s achievement of Key Performance Indicators (“KPIs”) established for his position.

The Compensation Committee also has discretionary authority to determine awards of stock options and/or restricted stock to the executive officers and may exercise that authority based on its subjective assessment and determination of the individual's performance, contributions to the Company and role in achieving the Company's results and objectives.

Historically, the Company's Board of Directors, and not the Compensation Committee, has exercised the authority to consider and determine Director compensation, including retainer and meeting fees. The Non-Employee Directors receive equity compensation pursuant to the M.D.C. Holdings, Inc. 2011 Stock Option Plan for Non-Employee Directors approved by the shareholders in 2011 (the “2011 Director Plan”), under which each Non-Employee Director is granted options to purchase 25,000 shares of common stock annually. The options are fully vested on the date of the grant and exercisable six months thereafter.

Role of Executive Officers regarding Employee and Executive Compensation

Mr. Mizel and Mr. Mandarich, with the assistance of the Company’s human resources department, made recommendations to the Compensation Committee with respect to the structure of the compensation plans and proposals for compensation levels for Company employees, including executive officers. The resources and processes used in making these recommendations involve a review of employee performance with respect to established goals, and overall Company performance subjectively compared to other public homebuilders and the Company's business plan.

The Compensation Committee took these recommendations into account, together with a variety of other inputs, in its decision making process.

Role of Compensation Consultants

The Compensation Committee has the authority to retain outside counsel, consultants and other advisors to assist it in evaluating compensation or in otherwise discharging its duties and responsibilities. After consideration of independence factors as required by the NYSE, the Compensation Committee engaged Pearl Meyer & Partners to advise the Committee regarding the structuring of executive compensation for 2015. In October 2015, after consideration of the NYSE independence factors, the Compensation Committee engaged Compensation & Benefit Solutions, LLC (the “Consultant”) to advise the Committee regarding the structuring of executive compensation for the remainder of 2015, fiscal 2016 and the compensation disclosures to be included in this proxy statement. The Consultants also assisted the Committee in determining appropriate peers for purposes of comparing (but not benchmarking) market compensation, and provided other related services.

The Consultants have not provided any services to the Company other than the services provided to the Compensation Committee. After considering, among other matters, the absence of any business or personal relationship between the Consultant and any member of the Compensation Committee or any executive officer of the Company, the Compensation Committee has concluded the Consultants’ work does not raise any conflict of interest.

Executive Compensation Decision Making

The Compensation Committee conducted a series of meetings beginning in October 2015 and continuing through February 2016, at which time the Committee made determinations regarding 2015 executive officer compensation. The following table summarizes the roles of the Compensation Committee, the Consultant, and management in the executive officer compensation decision making:

Responsible Party	Roles and Responsibilities
Compensation Committee of the Board of Directors	●

Oversees all executive officer compensation levels, including benefits, having a goal to maintain compensation levels that are comparable to the marketplace and in conformity with shareholder interests.

The Committee currently is comprised of Independent Directors and reports to the Board.	●	Administers the Company's current equity and other compensation plans and any additional plans adopted by the Company.
	●	Reviews and approves corporate goals and objectives relevant to CEO compensation.
	●	Evaluates the CEO's performance in light of set goals and objectives, and determines and approves the CEO's compensation level based on this evaluation.
	●	Has authority to determine and approve non-CEO compensation.
	●	Makes recommendations to the Board with respect to incentive-compensation plans and equity-based plans.
	●	Produces a compensation committee report on executive compensation as required by the SEC to be included in the Company's annual proxy statement or annual report on Form 10-K filed with the SEC.
Consultant to the Compensation Committee	●	Provides advice and guidance on the appropriateness and competitiveness of our compensation programs relative to Company performance and market practice.
Compensation & Benefit Solutions, LLC, as an	●	Performs all functions at the direction of the Compensation Committee
independent Consultant retained directly by the	●	Attends Compensation Committee meetings (including executive sessions, as required).
Compensation Committee,	●	Provides advice and guidance regarding governance issues bearing on the executive compensation determinations.
provides consulting advice on matters of	●	Provides market data, as requested.
governance and executive compensation.	●	Consults on various compensation matters and compensation program designs and practices.
	●	Conducts an assessment of the risks arising from our compensation programs.
	●	Confers with the CEO on behalf of the Compensation Committee concerning compensation, incentives and goals.
	●	Assists in selection of the Company’s peers.
Chairman and CEO	●	Reviews performance of the other executive officers and makes recommendations to the Compensation Committee with respect to their compensation.
With the support of other members of the management team.	●	Confers with the Compensation Committee concerning design and development of compensation and benefit plans for Company employees.

Peer Data

The Compensation Committee utilized peer data as a tool when it considered incentives and compensation plan design. While peer data was reviewed and considered by the Committee, it was not utilized for benchmarking purposes. Rather, the peer group information was considered for broad subjective comparisons and not as an objective metric. The homebuilder peer group companies (the "Peer Group") referenced for these purposes consisted of: Lennar Corporation, D.R. Horton, Inc., CalAtlantic Group, Inc., Toll Brothers, Inc., Hovnanian Enterprises, Inc., KB Home, M/I Homes Inc., NVR, Inc., PulteGroup, Inc., Meritage Homes Corporation and Beazer Homes USA, Inc.

The Committee chose these companies because of their similarities to MDC's core business and markets, recognizing that their corporate structure, business strategies and risk profile may significantly vary from those of our Company. Significant differences between MDC and the Peer Group include (1) MDC’s strategic focus on risk management, including its land-light operating model and conservative use of debt, (2) MDC senior management’s high percentage of stock ownership -- they own approximately 20% of the Company’s outstanding stock (excluding options), the highest among the Peer Group members, and (3) the Company’s annual dividend yield of approximately 4.0%, which appreciably exceeds the closest Peer Group member.

The Compensation Committee recognizes that the total revenue, the market capitalization and risk profile of companies in the Peer Group may substantially vary. Nevertheless, the Committee believes that the companies in the Peer Group were appropriate for reference purposes since they compete for the same executive talent. The Compensation Committee refers to the Peer Group not only for compensation purposes, but also for business model and risk evaluation purposes, as discussed in more detail, below.

COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

The Compensation Discussion and Analysis (“CD&A”) addresses:

●	Our compensation philosophy and objectives;

●	The background underlying CEO, COO and other executive compensation;

●	The elements of executive compensation;

●	The Compensation Committee’s 2015 executive compensation determinations; and

●	The underlying rationale for the Compensation Committee to select each element of compensation.

Executive Compensation Philosophy & Objectives

Our philosophy continues to utilize executive compensation to retain and reward executive leadership for purposes of creating sustainable long-term value for our shareholders. An important tool has been the use of long-term equity incentives, such as stock options and restricted stock awards, which allow our leadership team to benefit when shareholders benefit. Our consistent emphasis on long-term incentives has resulted in leadership team ownership of Company stock that is among the highest in our homebuilding Peer Group.

The homebuilding industry is highly cyclical, and it is important that executive compensation be balanced, to take that into account. The Compensation Committee (the “Committee”) believes that our Company’s executive compensation can best be aligned with the long-term interests of the shareholders by taking all of the following factors into account:

●	The tenure, experience and importance of our executive officers

●	Risk management and financial stability

●	Annual performance of the Company

●	The long-term prospects of the Company within the homebuilding industry

The Committee believes that incentive compensation should reflect the Company’s philosophy on risk management and financial stability, as well as short and long-term returns on shareholder equity. The Committee recognizes that most of the companies in the Peer Group strive to operate with a higher debt to equity ratio and a larger leveraged inventory of real estate. Our Company endeavors to avoid a higher risk exposure than the Peer Group with a goal of maintaining a three to four year supply of land.

The Committee believes that fair and appropriate executive compensation is in the best interests of the Company and its shareholders. The Committee seeks to establish “target” annual incentive levels based on performance goals that are transparent and directly aligned with the long-term interests of shareholders. The Committee considers the impact that annual goals may have on the Company’s overall risk profile and financial position, keeping in mind that the annual goals must also contribute to the long-term interests of the Company.

Based on shareholder input and the advice of its Consultant, as reflected in its determinations for 2015, the Committee also seeks to size awards to reflect the degree of accomplishment relative to the established performance goals by paying partial bonuses for partial accomplishments or by paying bonuses above target bonuses for performance that exceeds the performance goals, subject to a maximum threshold. Both target and maximum annual incentive levels are established to provide a competitive compensation program within the homebuilding industry. Further, the existence of the ROE Condition Precedent for the CEO and COO incentive awards ensures that minimum level of Company performance is achieved before any award can be earned.

Background underlying CEO, COO and other Executive Compensation

We believe that our ability to retain and motivate our executive officers with their exceptional skills, experience and capacity to succeed in our competitive industry has been essential to the success of our Company and a significant factor in creating long-term value for our shareholders. Our Chief Executive Officer, Larry A. Mizel, and our President and Chief Operating Officer, David D. Mandarich, the principals who have guided the Company for almost 44 years and 39 years, respectively, are senior veterans of the U.S. homebuilding industry. As a result of their leadership, which has primarily been focused on balancing risk and reward, mitigating potential losses and maintaining the financial integrity of the Company, we have experienced four years of solid financial results following the severe downturn in the homebuilding industry. Additionally, during 2015, both the average selling price and number of homes in our backlog increased significantly and we shifted focus more towards build-to-order sales which provide better margins. These results have established a solid baseline for the Company to build shareholder equity over the future years. The Compensation Committee believes that appropriately compensating our seasoned executives aptly serves to encourage and reward their continued service and is in the best interests of our shareholders.

The following are operational and financial highlights for 2015:

●	Net income increased to $65.8 million, or $1.34 per diluted share vs. net income of $63.1 million, or $1.29 per diluted share in 2014

●	Total homebuilding revenues rose by 13% year-over-year to $1.91 billion

●	Gross margin from home sales of 16.2% vs. 17.0% in 2014

–	Excluding impairments, gross margin from home sales rose by 160 basis points during the year, from 15.5% in the first quarter to 17.1% in the fourth quarter

●	2015 fourth quarter gross margin from home sales per home closed of $70,100, the highest level for any quarter in more than nine years

●	SG&A rate improved 10 basis points to 12.2%

●	Active subdivision count up 5% for the year to 167

●	Value of net new orders increased 25% year-over-year to $2.29 billion

–	Absorption rate, average active subdivisions, and average net order price all improved

●	Backlog dollar value at year end up 59% to $1.05 billion

●	Unsold homes in inventory at year end decreased by 51%

●	Acquired 4,752 lots in 94 communities, including 78 new communities

●	Ranked by the major rating agencies among the strongest companies in the industry

●	Maintained industry’s top dividend yield

●	Ranked #5 of 11 peers in total shareholder return

This CD&A discusses the compensation of our executive officers for fiscal year 2015. In 2015, the named executive officers were:

●	Larry A. Mizel, Chairman and CEO;

●	David D. Mandarich, President and Chief Operating Officer;

●	Robert N. Martin, Senior Vice President, Chief Financial Officer and Principal Accounting Officer; and

●	Michael Touff, Senior Vice President and General Counsel

Elements of Executive Compensation

Our executive compensation program, in which all of our executive officers participate, is comprised of three primary elements: (i) a base salary, (ii) an annual incentive bonus; and (iii) a long-term equity incentive award comprised of stock options. The following table describes each element and outlines its purpose:

Element of Executive Officer Compensation	Description		Purpose
Base Salary

Minimum cash compensation based on the executive officer’s role at MDC and employment agreement, if any. Salary levels are evaluated annually and may be increased for length of service, competitive reasons or in recognition of a change in responsibilities.

		●	Provide a degree of financial certainty and stability.
		●	Retention and attraction of executive talent.
		●	Recognize their experience, length of service, competitive market conditions and individual performance through periodic increases.
Annual Incentive Award

Awards for the Chief Executive Office (“CEO”) and Chief Operating Officer (“COO”) are made annually under the 2013 Performance-Based Compensation Plan. KPIs are established for the Chief Financial Officer (“CFO”) and General Counsel annually. The extent to which an award is earned and the amount is determined by the Compensation Committee depending upon individual’s and the Company’s performance against pre-established goals.

		●	Motivate executive officers to achieve key annual goals and position the Company for longer-term success.
		●	Reward executive officers for individual performance and overall Company performance during the year.
Long-Term Equity Awards

Awards typically are granted annually under the Company’s 2011 Equity Incentive Plan. Each executive officer is eligible to receive an award at the discretion of the Compensation Committee based upon performance and long-term potential.

		●	Provide an incentive for executive officers to achieve long-term, sustainable success for the Company and to create shareholder value.
		●	Attract, motivate, reward and retain executive talent.

In addition, based on their decades of service to the Company, Messrs. Mizel and Mandarich will receive medical insurance benefits, as more fully described under the “Medical Insurance Benefits” section below. The medical benefits were first established in 1997 and last modified in 2008. Messrs. Mizel and Mandarich were previously eligible for post-retirement pension benefits, which were terminated in 2013. The post-retirement pension benefits accrued to the termination date were distributed to them in October 2014. The “Post-Retirement Pension Benefits” section below provides further detail.

Consideration of Say on Pay Vote

The Compensation Committee considered the say on pay vote from the 2015 Annual Meeting, along with other investor feedback, in structuring the 2015 executive compensation.

The Compensation Committee undertakes an annual outreach effort to contact the major shareholders of the Company to seek their views concerning executive compensation, in general, and the compensation philosophy of the Committee, in particular. In the past few months, the Committee’s outreach effort extended to shareholders representing more than 40% of the Company’s unaffiliated shareholders.

By linking the 2015 Performance Goal to various financial metrics for the Company, the Committee determined that the annual bonus would be directly dependent on the actual defined performance specified by the Committee. The Committee strives to align the executive’s interest with the shareholders by balancing short-term objectives with long-term rewards. The Committee believes that short-term performance should be based on factors that the executives can directly influence. The Committee addresses long-term shareholder returns through long-term equity compensation.

The Consultant, on behalf of the Compensation Committee, contacted ISS and Glass Lewis to solicit their views concerning executive compensation and corporate governance. The Chairman of the Compensation Committee participated in the discussions. The results of the discussions were considered by the Committee in making its executive compensation determinations.

Elements of Compensation & Specific Compensation Decisions – 2015

Base Salary

The determination of base salary levels is a subjective assessment made by the Committee annually taking into consideration the following factors as a whole:

●	Experience and tenure

●	Base salary levels for comparable positions in the Peer Group

●	Individual and Company performance

●	Level of responsibility

●	The executive’s employment agreement (if any)

●	Communications with shareholders

●	Tax consequences under IRS Section 162(m)

●	The advice of its Consultant

The Compensation Committee determined to maintain the base salaries of Messrs. Mizel, Mandarich, and Touff unchanged from their 2014 levels. Their base salaries have remained unchanged for several years. Mr. Martin received an increase in his base salary during 2015 to $375,000 per year as a result of his promotion to CFO. The Committee believes that the base salary levels are appropriate in light of the factors above.

2015 Annual Incentive Bonus Awards

Chief Executive Officer and Chief Operating Officer

The shareholder-approved 2013 Performance-Based Plan was designed to retain, motivate and reward executives for their respective contributions in achieving the Company’s annual financial goals. The 2015 Performance Goal was established in accordance with the shareholder-approved plan.

Bonus Payment Cap

The 2015 Annual Bonus Incentive was subject to a $5 million cap (the “Bonus Cap”) established by the Compensation Committee based on its analysis of executive compensation by the Company’s peer group, combined with guidance from its Compensation Consultant and feedback from its shareholders.

In addition, any bonus earned in excess of $4 million would be paid in restricted stock shares vesting in equal amounts on each of December 31st of 2018, 2019 and 2020. The Compensation Committee believes that remuneration of a portion of the bonus in form of restricted stock serves as a retention tool and reflects the alignment of interests between the CEO/COO and other shareholders.

Condition Precedent for Minimum Bonus

The Compensation Committee believes that there should be a substantial link between long-term shareholder value and return on equity. As such, the 2015 performance goal included a condition precedent for any bonus payment unless the consolidated adjusted pre-tax return* on the beginning equity exceeded 5.0% (the “ROE Condition”). The actual ROE was 8.8%, satisfying the ROE Condition, and as such, the CEO and COO were each eligible for a $2.4 million minimum bonus.

Additional Bonus Opportunity

Once the ROE Condition was met, the CEO and COO each had the opportunity to earn additional bonuses (the “Additional Bonus Opportunity”) as follows, subject to a maximum of $2.6 million:

Home Sales Revenue			Pre-Tax Diluted EPS*			Backlog			Strategic Goals
	Goal (in thousands)	Bonus		Goal	Bonus		Goal	Bonus		Goal	Bonus
Max	$1,887,000	$650,000	Max	$2.25	$650,000	Max	1,775	$650,000	Max	3/3	$950,000
Target	$1,767,000	$525,000	Target	$2.15	$525,000	Target	1,647	$525,000	Target	2/3	$650,000
Min	$1,647,000	$400,000	Min	$2.06	$400,000	Min	1,519	$400,000	Min	1/3	$400,000
Actual	$1,848,000	$525,000	Actual	$2.20	$525,000	Actual	2,332	$650,000	Actual	3/3	$950,000

* The calculation of Pre-Tax Income for the ROE Condition and Diluted Pre-Tax Earnings Per Share ("EPS") excluded expenses derived from the equity compensation, if any, awarded to the CEO adn COO in 2015.

Based in part on shareholder feedback, the additional bonus opportunities for 2015 were centered on the four distinct categories shown above, rather than utilizing only a single category (as was the case in 2014). The appropriateness of the categories selected for 2015, along with maximum, minimum, and target goal amounts, were carefully considered by the Compensation Committee given the Company’s emphasis on risk management, financial stability and long-term value. Specifically, with respect to the Home Sales Revenue, Pre-Tax Diluted EPS, and Backlog goals, the minimum performance criteria was established based on the prior year actual performance, with target levels set on the budgeted projections for 2015. Maximum performance goals were established to reflect what the Company would consider outstanding performance in light of the market conditions present in 2015. With respect to the Strategic Goals, the three goals and the Company’s achievement of those goals are provided below.

1.	Strategic goal requiring the Company to improve upon prior year customer satisfaction scores. The scores improved 3% year-over-year and this goal was achieved.

2.	Strategic goal requiring the Company’s relative credit rating to remain in the top 50% compared to its Peer Group was achieved.

3.

Strategic goal, in light of a challenging economic environment, requiring the Company to implement a strategy to deal with the negative effects of energy prices on the affected Northern Colorado housing market. The Company achieved this goal at it successfully devised and implemented a plan resulting in it exceeding its prior year performance in the Northern Colorado market according to relevant measures despite falling oil prices.

Based on the achievements in these categories, both the CEO and COO were eligible for $2.6 million related to the Additional Bonus Opportunity.

Total Shareholder Return Modifier

The Additional Bonus Opportunity was subject to modification based on the Company’s 2015 total shareholder return (“TSR”) relative to its homebuilder peer group (as defined in this Proxy Statement) as set forth below.

TSR Ranking	TSR Modifier
>75th percentile	1.2
Greater than or equal to 50th percentile but less than 75th percentile	1.1
Greater than or equal to 25th percentile but less than 50th percentile	1
Less than 25th percentile	0.9

TSR was not included as a component of prior year performance goals. It was included in the 2015 Performance Goal in large part based on shareholder feedback. Based on the Company’s 2015 TSR, the Company ranked at the 65th Percentile for TSR, and as the Additional Bonus Opportunity was eligible for a 1.1 TSR Modifier. However, the TSR Modifier was not applied since the bonus amount earned had already reached the Bonus Cap.

Total Annual Incentive Bonus for CEO and COO

Based on the elements described above, both the CEO and COO achieved a cash bonus of $4 million and a restricted stock bonus award of $1 million for their performance under the 2015 Annual Bonus Incentive, as calculated in the table below. The restricted stock bonus will be granted in 2016 and therefore will not be included in the executive’s Total Compensation for 2015.

Bonus Objective	Threshold Achieved	Bonus
Minimum Bonus Opportunity (Pre-Tax Return on Equity)	Met	$2,400,000

Plus: Additional Bonus Opportunities
Home Sales Revenue	Target	525,000
Pre-Tax Diluted EPS	Target	525,000
Backlog	Max	650,000
Strategic Goals	3 of 3	950,000
Initial Bonus Opportunity		$2,650,000
Times: TSR Multiplier		1.1
Calculated Additional Bonus Opportunity		$2,915,000

Additional Bonus Opportunity Earned (lesser of $2.6 million or calculated amount)		$2,600,000

Chief Financial Officer and General Counsel

The General Counsel (the “CLO”) and the CFO are not covered by the 2013 Performance-Based Plan. In the judgment of the Compensation Committee, these two positions are primarily responsible for accounting, finance, legal and regulatory compliance and their incentive compensation should not directly depend on the Company’s financial performance. Instead, the CLO and the CFO were awarded a bonus opportunity measured by specific goals established by the Committee, their attainment and a bonus payment commensurate with a percentage of their base pay. The Compensation Committee consults with the CEO and the COO, with regard to the CFO’s and the CLO’s achievements. For 2015, the Committee established the following KPIs.

Chief Financial Officer

●	Shareholder relations management and oversight

●	Timely and accurate handling of financial regulatory filings

●	Oversight of accounting, finance and treasury functions, including capital markets and bank financing transactions, if applicable

●	Successful completion of special projects

General Counsel

●	Litigation management

●	Regulatory compliance

●	Successful completion of special projects

●	Oversight of risk management

For 2015, the KPIs were weighted equally, with bonus amounts based on the level of performance achieved:

●	A target bonus of 100% of base salary if the Committee determined that each KPI was achieved.

●	A maximum bonus of 200% of base salary if the Committee determined that each KPI has been exceeded at a level doubling the targeted performance.

●

Other bonus levels as a percentage of base salary in the event some KPIs were achieved or exceeded and/or others were not achieved or were partially achieved, based on the proportionate KPI performance that was achieved.

Based on its evaluation of performance relative to the established KPIs, the Committee awarded Mr. Martin and Mr. Touff 2015 annual incentive bonuses of $375,000 and $353,279, respectively.

2015 Long-Term Equity Incentive Compensation

The Compensation Committee strongly believes in granting long-term equity awards that are performance based. On May 18, 2015, the Company granted a non-qualified stock option to each of the CEO and the COO for 1,000,000 shares of common stock under the Company’s 2011 Equity Incentive Plan. The terms of each option provide that, over a five year period, one third of the option shares will vest as of each of the third, fourth, and fifth anniversary dates of the grant of the option; provided that all unvested option shares will vest immediately in the event the closing price of the Company’s stock, as reported by the New York Stock Exchange, in any 20 out of 30 consecutive trading days closes at a price equal to or greater than 120% of the closing price on the date of grant (the “market-based condition”). The option exercise price is equal to the closing price of the Company’s common stock on the date of grant, which was $28.45 and the expiration date of each option is May 18, 2025.

On January 26, 2015, the Compensation Committee awarded Mr. Touff a stock option award under the 2011 Equity Incentive Plan covering 25,000 shares. The option vests (becomes exercisable) as to 25% of the shares over four years commencing on the first anniversary date of the grant if he is employed on those dates.

On May 23, 2015, in conjunction with his appointment to CFO, the Compensation Committee awarded Mr. Martin a stock option award under the 2011 Equity Incentive Plan covering 15,000 shares and an award of 15,000 shares of restricted stock. The option vests (becomes exercisable) as to 25% of the shares over four years commencing on the first anniversary date of the grant if he is employed on those dates. The restriction on the restricted stock will lapse as to 33-1/3% of the shares on each of the third, fourth and fifth anniversaries of the date of grant.

Post-Retirement Pension Benefits

On October 18, 2013, the Company reached agreements (collectively, the “Second Amendments”) with the CEO and COO for the early termination, as of June 30, 2013, of the non-qualified retirement benefits contained in their respective employment agreements. Pursuant to the Second Amendments, the Company paid each of Messrs. Mizel and Mandarich, on October 20, 2014, a deferred lump sum in the amount of $14.8 million and $16.0 million, respectively, which was the benefit amount accrued by the Company as of June 30, 2013, without interest, in full satisfaction of their past, present and future non-qualified retirement benefits.

Medical Insurance Benefits

Under the terms of their employment agreements, the CEO and COO continue to be entitled to medical insurance benefits for the duration of each executive’s life (described in more detail below under “Employment Agreements”).

Other Compensation

Other compensation received by our executive officers for 2015 consists of their 401(k) employer contributions, incremental travel expenses incurred by the Company in support of not-for-profit organizations (as approved by the Board of Directors) and cell phone allowances.

The Board of Directors of the Company has determined that it is in the best interests of the Company for its CEO and its COO to take advantage of the Company's aircraft for non-Company purposes, when the aircraft is not being employed in the ordinary course of Company business. The CEO and the COO reimburse the Company for their non-Company use of the aircraft.

The objective of these benefits is to provide amenities to the CEO and COO that allow them to more efficiently utilize their time and to support them in effectively contributing to the success of the Company.

EMPLOYMENT AGREEMENTS

Messrs. Mizel and Mandarich

The Company entered into employment agreements with Mr. Mizel and Mr. Mandarich, which have been amended over time and most recently as of October 18, 2013. The agreements provide for the executives' continued employment with the Company: Mr. Mizel as Chairman and Chief Executive Officer, and Mr. Mandarich as President and Chief Operating Officer. The agreements specify a minimum base salary, incentive compensation and medical benefits during the executive's employment as well as medical benefits upon the executive's retirement, disability or termination.

On March 8, 2012, the employment agreements were amended to provide a double trigger on the non-equity vesting portions of the agreements’ change-in-control provision and to increase the percentage threshold in the change-in-control definition from 20% to 50%.

On October 18, 2013 the Company reached agreements (collectively, the “Second Amendments”) with the CEO and COO for the early termination, as of June 30, 2013, of the non-qualified retirement benefits contained in their respective employment agreements as described above.

Material terms of the employment agreements are summarized below.

Employment Term: The agreements automatically extend for two-year terms unless (1) the Company or the executive elects to terminate by six months written notice, or (2) the executive is terminated earlier. Neither party has given notice of termination.

Base Salaries: Mr. Mizel's base salary may not be less than $1,000,000 per year. Mr. Mandarich's base salary may not be less than $830,000 per year. The base salary for the executive may only be reduced below his prior year's base salary with the consent of the executive and the Company.

Incentive Compensation: The Company pays the executive annual incentive compensation pursuant to incentive compensation plans, which are performance-based. Details of the incentive plans are described more fully in "Compensation Processes and Procedures" and "Compensation Discussion and Analysis – Elements of Compensation" above.

Medical Insurance Benefits: The Company provides medical insurance benefits to Messrs. Mizel and Mandarich for the duration of their lives. This applies to each of them while he is employed and for the rest of his life after employment. The medical insurance coverage and benefits are at least comparable to those provided to the executive at the time the agreement was signed. The medical insurance benefits also provide comparable coverage for the executive's spouse for the duration of the executive's life and, if she survives the executive, for an additional sixty months after his death.

With the approval of Messrs. Mizel and Mandarich, the supplemental health insurance coverage previously provided to them was terminated at the end of 2010.

Long-Term Disability Benefits: The Company will provide the executive with long-term disability benefits. Under the benefits, the annual after-tax amount received by the executive would equal the after-tax amount of his base salary for the year in which he becomes disabled. This long-term disability benefit would be paid monthly until the earlier of the end of the executive's disability, prior to his becoming totally disabled. If the executive dies or becomes totally disabled during his employment, he or his estate will be entitled to receive all benefits earned under his performance-based plan and equity plans.

Vacation: The executive is entitled to receive six weeks of vacation each year without carryover from year to year.

Termination for Cause: The executive may be terminated for cause, as defined in their employment agreements. If either is terminated for cause, he will only be entitled to his base salary earned through the date of termination and will not be entitled to any other amounts under his employment agreement.

Termination Without Cause: If the executive is terminated without cause he will be entitled to receive:

●	an amount equal to his aggregate base salary during the three years prior to his termination; and

●	an amount equal to 300%, for Mr. Mizel, and 200%, for Mr. Mandarich, of the annual incentive compensation paid for the year prior to termination.

In addition, the executive's options and other rights under the equity plans would vest immediately and the executive, his spouse and his dependents would be entitled to continued medical benefits. Under the employment agreements, termination without cause includes the Company's election not to extend the term of the employment agreement and the Company's termination of the Performance-Based Plan.

Change in Control Provisions: If a change in control of the Company occurs, all of the options, dividend equivalents and other rights granted to Messrs. Mizel and Mandarich under the equity plans and other Company plans would accelerate and become exercisable immediately before the occurrence of the transaction that caused the change in control. If the transaction is not completed, the options would remain subject to the restrictions to which they were originally subject.

If a change in control occurs, followed within two years by a material change, the executive can terminate his employment (if he has not already been terminated) within thirty days of the material change. If the executive terminates his employment due to a change in control, then:

●	he will receive an amount equal to his aggregate base salary during the three years prior to his termination;

●	he will receive an amount equal to 300%, for Mr. Mizel, and 200%, for Mr. Mandarich, of the annual incentive compensation paid for the year prior to termination;

●	he will be entitled to the accelerated vesting of options and rights; and

●

if the change in control involved a two-tier tender offer, at the executive's election the Company will either: (1) pay the executive the difference between the exercise price of the otherwise unvested options and the price offered in the first tier; or (2) adjust the option terms to provide the executive with an equivalent value.

Excess Parachute Payments: Certain payments that Messrs. Mizel and Mandarich may receive could be subject to an excise tax as an "excess parachute payment" under the Internal Revenue Code. This could occur following a change in control, a material change, or through other payments made to the executives. In their employment agreements, Messrs. Mizel and Mandarich have agreed to be paid those amounts, if any, in annual installments and over the shortest period of time in which they may be paid and not be treated as "excess parachute payments."

Change in Control and Material Change Defined

A "change in control," which is defined more fully in the employment agreements, occurs when:

●

a report on Schedule 13D is filed with the SEC that discloses that any person is the beneficial owner of fifty percent (50%) or more of the combined voting power of the then-outstanding securities of the Company. However, it will not be a change in control if that person is the Company or one of its subsidiaries, an employee benefit plan sponsored by the Company, or any Director as of the date of the employment agreements or his or her affiliate;

●

any person purchases securities through a tender offer or exchange offer if after the offer is completed the person in question is the beneficial owner of fifty percent (50%) or more of the combined voting power of the then-outstanding securities of the Company. However, it will not be a change in control if that person is the Company or one of its subsidiaries, an employee benefit plan sponsored by the Company, or any Director as of the date of the employment agreements or his or her affiliate;

●	the Company's shareholders approve a consolidation or merger after which the Company would not be the continuing or surviving corporation;

●	the Company's shareholders approve a consolidation or merger in which shares of Company's common stock would be converted into cash, securities or other property;

●	the shareholders approve any sale, lease, exchange or other transfer of all or substantially all the assets of the Company; or

●

the majority of the Board of Directors ceases to be composed of Directors who were on the Board at the beginning of any twelve-month period. However, it will not be a change in control if the election or nomination of each new director was approved by the vote of two-thirds of the Directors in office who were directors at the beginning of that twelve month period.

A "material change," which is defined more fully in the employment agreements, occurs when:

●	the Company makes certain adverse changes in the executive's reporting relationship, titles, functions or duties;

●	the Company (without the executive’s consent) terminates the Performance-Based Plan or amends it to provide for reduced payments to the executive;

●	the Company assigns or reassigns the executive, without his written permission, to another place of employment 50 miles or more from his residence;

●

the Company reduces the executive's base salary, annual incentive compensation, retirement benefits, long-term incentive compensation, or the manner in which the compensation is determined, or breaches the employment agreement; or

●	a purchaser of all or substantially all of the Company's assets or any successor or assignee of the Company fails to assume the employment agreement.

See "Potential Payments Upon Termination or Change in Control" below for additional information.

Certain Other Change in Control Agreements

Mr. Touff entered into a change in control agreement with the Company effective July 30, 2008. The agreement will terminate on the earlier of termination of the Mr. Touff’s employment or the end of the current one-year term of the agreement. However, unless either party elects by notice in writing delivered to the other at least 90 days prior to December 31 of the current term, the term of the agreement will be renewed automatically for successive one-year terms. In addition, if the agreement has not been terminated prior to a change in control (as defined below), upon a change in control, the term of the agreement will extend automatically following such Change in Control for two years.

The definition of change in control is generally the same as the definition in the description of the employment agreements above.

For purposes of the agreement, a change in control event occurs if a change in control is followed by a material change within two years. A material change is defined in the agreements to occur if:

●	Mr. Touff’s employment is terminated without cause (as defined in the agreements);

●	the Company makes certain adverse changes in Mr. Touff 's reporting relationship, titles, functions or duties;

●	the Company assigns or reassigns Mr. Touff, without his written permission, to another place of employment more than fifty miles from his current place of employment;

●

the Company reduces Mr. Touff's base salary, annual or long-term incentive compensation, or the manner in which the compensation is determined unless the reduction applies to other officers of the Company; or

●	a purchaser of all or substantially all of the Company's assets or any successor or assignee of the Company fails to assume the agreement.

Pursuant to the agreement, if a change in control event occurs, Mr. Touff may elect within 90 days after the change in control event to terminate his employment, if not previously terminated by the Company, and to receive a change in control payment. The change in control payment equals two times the sum of: (i) Mr. Touff’s annual base salary in effect immediately prior to the change in control event, plus (ii) the amount of Mr. Touff’s last regular annual bonus, provided that the amount of the annual bonus shall not exceed 50% of the annual base salary in effect immediately prior to the change in control event.

If a change in control event occurs, Mr. Touff also would be entitled to continue to participate in the Company's employee benefit plans, policies and arrangements that provide insurance and medical benefits on the same basis as provided prior to the change in control event for a period of twelve months after the date of termination of his employment.

If a change in control as defined above occurs, all options, dividend equivalents and other rights granted to Mr. Touff under any Company equity incentive plan will be accelerated and become exercisable immediately prior to the closing of the change in control. If the change in control is not concluded, the election to exercise such options and other rights shall be of no effect and the options shall remain subject to their original restrictions.

Any amounts payable pursuant to the change in control agreement are in addition to any payments otherwise payable to Mr. Touff pursuant to any agreement, plan or policy of the Company. Certain payments that Mr. Touff may receive could be subject to an excise tax as an "excess parachute payment" under the Internal Revenue Code. This could occur following a change in control or a change in control event, either alone or together with other payments made to Mr. Touff. In the agreement, Mr. Touff has agreed to be paid those amounts, if any, in annual installments and over the shortest period of time in which they may be paid and not be treated as "excess parachute payments."

Mr. Martin has also entered into a change in control agreement with the Company effective May 23, 2015, which is substantially the same as Mr. Touff’s.

See "Potential Payments Upon Termination or Change in Control" below for additional information.

The Compensation Committee believes that the potential payments in these limited change in control circumstances fit well within the Company's overall compensation philosophy. The termination and change in control payments are calculated based on the base salaries and the annual bonuses paid to the executives. The Committee believes that the long-term interests of our shareholders are aligned with the executives in that their compensation is, in turn, aligned with the success of the Company. The potential change of control compensation varies with the compensation previously paid to the executive, affords stability to the Company's leadership and is consistent with the philosophy of the Committee to provide compensation that assures retention, incentive and reward to the executive team.

COMPENSATION COMMITTEE REPORT

The following Report of the Compensation Committee shall not be deemed to be "filed" with the SEC or to be subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended. The report shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except that it will be deemed "furnished" in the Company's Annual Report on Form 10-K for 2015, but shall not be deemed incorporated by reference into any filing as a result of being furnished in the Annual Report.

The Compensation Committee hereby confirms that it has reviewed and discussed the Compensation Discussion and Analysis with management and, based on the review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

COMPENSATION COMMITTEE

Raymond T. Baker, Chairman
Herbert T. Buchwald

2015 SUMMARY COMPENSATION TABLE

For the fiscal years ended December 31, 2015, 2014 and 2013, the following table summarizes the compensation of the Company’s named executive officers.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) [1]	Option Awards ($) [1]	Non-Equity Incentive Plan Compensation ($) [2]	Changes in Pension Value and Nonqualified Deferred Compensation Earnings ($) [3]	All Other Compensation ($)	Total ($)
Larry A. Mizel,	2015	$1,000,000	N/A	N/A	$5,620,000	$4,000,000	N/A	$76,698	$10,696,698
Chairman and CEO	2014	$1,000,000	N/A	N/A	N/A	$4,000,000	N/A	$118,435	$5,118,435
	2013	$1,000,000	N/A	N/A	N/A	$10,000,000	$930,281	$138,542	$12,068,823
David D. Mandarich,	2015	$830,000	N/A	N/A	$5,620,000	$4,000,000	N/A	$5,574	$10,455,574
President and Chief	2014	$830,000	N/A	N/A	N/A	$4,000,000	N/A	$360	$4,830,360
Operating Officer	2013	$830,000	N/A	N/A	N/A	$10,000,000	$1,390,193	$5,460	$12,225,653
Robert N. Martin,	2015	$341,923	$375,000	$525,693	$74,472	N/A	N/A	$5,948	$1,323,036
Senior Vice President,
Chief Financial Officer and
Principal Financial Officer[4]
John M. Stephens,	2015	$187,981	$-	$-	$-	N/A	N/A	$5,519	$193,500
Senior Vice President,	2014	$425,000	$340,000	$99,990	$245,745	N/A	N/A	$720	$1,111,455
Chief Financial Offer and	2013	$425,000	$325,000	$99,971	$360,010	N/A	N/A	$3,925	$1,213,906
Principal Financial Officer[5]
Michael Touff,	2015	$353,279	$353,279	$49,980	$166,083	N/A	N/A	$5,948	$928,569
Senior Vice President	2014	$353,279	$400,000	$49,995	$245,745	N/A	N/A	$720	$1,049,739
and General Counsel	2013	$353,279	$400,000	$50,000	$360,010	N/A	N/A	$5,820	$1,169,109

1 The amounts shown in the "Stock Awards" column and the "Option Awards" column are based on the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. For Messrs. Mizel and Mandarich in 2015, the option awards were market performance based, the awards were assigned a fair value of $5.62 per share on the date of grant using a Monte Carlo simulation model and will be expensed on a straight-line basis through the end of the 2016 second quarter. For a description of the assumptions used in valuing the awards, please see Note 21 (Stock Based Compensation) to the Consolidated Financial Statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2015. Please see the "Grants of Plan-Based Awards" table below for more information about the awards granted in 2015.

2 These non-equity incentive plan compensation amounts were paid in cash in accordance with the terms of the shareholder-approved Performance-Based Plan, as in effect for the year indicated, as compensation for that year's performance. The amounts were paid in the subsequent year.

3 This reflects the aggregate change for the year noted in the present value of accumulated Retirement Benefits and Medical Insurance Benefits provided for under Mr. Mizel's and Mr. Mandarich's respective employment agreements. These amounts do not represent realized compensation; rather, they represent accounting accruals related to the benefits required under Generally Accepted Accounting Principles (GAAP). As noted in the Post-Retirement Pension Benefits section above, the Company reached agreements on October 18, 2013 with the CEO and COO for the early termination, effective as of June 30, 2013, of the non-qualified retirement benefits contained in their respective employment agreements. Pursuant to the amendments, on October 20, 2014, the Company paid to each of Mr. Mizel and Mr. Mandarich a deferred lump sum in the amount of $14.8 million and $16.0 million respectively (the amounts accrued on the books of the Company through June 30, 2013) in full satisfaction of their past, present and future retirement benefits.

4 Mr. Martin's base salary of $375,000 (annualized) was determined as part an arm's length negotiation as part of his promotion to Senior Vice President, Chief Financial Officer and Principal Financial Officer on May 23, 2015. In addition, in connection with his appointment, Mr. Martin was granted a stock option covering 15,000 shares of common stock and an award of 15,000 shares of restricted stock. The stock option has a life of ten years and becomes exercisable as to 25% of the shares over four years, beginning on the first anniversary of the date of the award. The restriction on the restricted stock will lapse as to 33-1/3% of the shares on each of the third, fourth and fifth anniversaries of the date of grant.

5 Mr. Stephens concluded his employment with the Company effective at the close of business on May 22, 2015.

All Other Compensation

The table below provides a breakdown of all other compensation for 2015 for the named executive officers:

Name	Non- Business Use of Aircraft		401(k) Match [3]	Other [4]	Total
Larry A. Mizel	--	[1]	$5,200	$71,498	$76,698
David D. Mandarich	--	[2]	$5,200	$374	$5,574
Robert N. Martin	--		$5,200	$748	$5,948
John M. Stephens	--		$5,200	$319	$5,519
Michael Touff	--		$5,200	$748	$5,948

1 The incremental costs of non-business use of the Company's aircraft are calculated as the total variable operating costs directly associated with non-business trips, which include fuel, pilot travel related costs, catering, landing fees, flight communications and trip-related maintenance (the “Incremental Costs”). For his non-business use of the aircraft in 2015, Mr. Mizel reimbursed the Company $214,000, which is an amount in excess of the Incremental Cost to the Company.

2 For his non-business use of the aircraft in 2015, Mr. Mandarich reimbursed the Company $80,000, which is an amount in excess of the Incremental Cost to the Company.

3 Any 401(k) match paid by the Company in 2016 which will be based on 2015 401(k) deferrals will be made after filing this Proxy Statement. As such, they will be included in the 2017 Proxy Statement.

4 For Mr. Mizel, the amount shown for “Other” includes $70,750 of Incremental Costs incurred by the Company in support of Mr. Mizel's service to not-for-profit organizations as approved by the Company's Board. The remainder of the amount shown for Mr. Mizel and all of the amounts shown for the other NEOs represent cell phone allowances.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table provides information, as of December 31, 2015, with respect to the Company’s existing equity compensation plans.

Plan category	(a) Shares to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of shares remaining available for future issuance under equity compensation plans (excluding shares reflected in column (a))
Equity compensation plans approved by shareholders	6,395,416	32.01	1,353,267
Equity compensation plans not approved by shareholders	--	--	--
Total	6,395,416	32.01	1,353,267

GRANTS OF PLAN-BASED AWARDS IN 2015

The following table sets forth certain information with respect to awards granted during 2015 to our named executive officers. All equity awards were made under the 2011 Equity Incentive Plan.

Name	Grant Date	Estimated Future Payouts Under Equity Incentive Plan Awards Target (#)		Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Award ($)
Larry A. Mizel	05/18/2015	1,000,000	[1]	$28.45	$5,620,000
David D. Mandarich	05/18/2015	1,000,000	[1]	$28.45	$5,620,000
Michael Touff	01/26/2015	25,000	[2]	$24.99	$166,083
Michael Touff	01/26/2015	2,000	[3]	N/A	$49,980
Robert N. Martin	01/21/2015	4,019	[3]	N/A	$99,993
Robert N. Martin	05/23/2015	15,000	[4]	$28.38	$74,472
Robert N. Martin	05/23/2015	15,000	[5]	N/A	$425,700

1 The terms of each option provide that, over a five year period, one third of the option shares will vest as of each of the third, fourth, and fifth anniversary dates of the grant of the option; provided that all unvested option shares will vest immediately in the event the closing price of the Company’s stock, as reported by the New York Stock Exchange, in any 20 out of 30 consecutive trading days closes at a price equal to or greater than 120% of the closing price on the date of grant. The option exercise price is equal to the closing price of the Company’s common stock on the date of grant, which was $28.45 and the expiration date of each option is May 18, 2025.

2 The option granted will become exercisable equally over four years, starting with the first anniversary of the grant date. The option granted was part of the executive’s 2014 compensation package.

3 The restricted stock awards will vest equally over three years, starting with the first anniversary of the grant date. The restricted stock awards granted were part of the applicable executive’s 2014 compensation package. Dividends are paid on the restricted stock.

4 The option granted will become exercisable equally over four years, starting with the first anniversary of the grant date. The option granted was the result of Mr. Martin’s promotion to Senior Vice President, Chief Financial Officer and Principal Financial Officer on May 23, 2015.

5 The restricted stock award will vest equally over three years, starting with the third anniversary of the grant date. Dividends are paid on the restricted stock. The restricted stock award granted was the result of Mr. Martin’s promotion to Senior Vice President, Chief Financial Officer and Principal Financial Officer on May 23, 2015.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2015

The table below sets forth information with respect to all unexercised option and unvested restricted stock awards to our named executive officers that were outstanding as of December 31, 2015. Options will become exercisable as to unvested shares and restricted stock will vest (restrictions will lapse) if the named executive officer remains employed on the vesting date.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)
Larry A. Mizel	90,000	-		57.05	12/29/2016	-		-
	90,000	-		62.76	12/29/2016	-		-
	90,000	-		38.01	12/20/2017	-		-
	90,000	-		41.81	12/20/2017	-		-
	90,000	-		29.45	12/30/2018	-		-
	90,000	-		32.40	12/30/2018	-		-
	90,000	-		31.04	12/31/2019	-		-
	90,000	-		34.14	12/31/2019	-		-
	90,000	-		28.86	12/30/2020	-		-
	90,000	-		31.75	12/30/2020	-		-
	500,000	-		24.50	3/8/2022	-		-
	-	1,000,000	[1]	28.45	5/18/2025	-		-
	-	-		-	-	20,000	[2]	510,600
David D. Mandarich	90,000	-		57.05	12/29/2016	-		-
	90,000	-		62.76	12/29/2016	-		-
	90,000	-		38.01	12/20/2017	-		-
	90,000	-		41.81	12/20/2017	-		-
	90,000	-		29.45	12/30/2018	-		-
	90,000	-		32.40	12/30/2018	-		-
	90,000	-		31.04	12/31/2019	-		-
	90,000	-		34.14	12/31/2019	-		-
	90,000	-		28.86	12/30/2020	-		-
	90,000	-		31.75	12/30/2020	-		-
	500,000	-		24.50	03/08/2022	-		-
	-	1,000,000	[1]	28.45	5/18/2025	-		-
	-	-		-	-	20,000	[2]	510,600

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)
Robert N. Martin	5,000	2,500	[3]	21.00	1/26/2022	-		-
	7,500	2,500	[4]	34.95	11/27/2022	-		-
	2,500	7,500	[5]	31.12	1/22/2024	-		-
	-	15,000	[6]	28.38	5/23/2025	-		-
	-	-		-	-	1,191	[7]	30,406
	-	-		-	-	3,213	[8]	82,028
	-	-		-	-	4,019	[9]	102,605
	-	-		-	-	15,000	[10]	382,950
Michael Touff	30,000	-		57.05	12/29/2016	-		-
	30,000	-		38.01	12/20/2017	-		-
	30,000	-		29.45	12/30/2018	-		-
	30,000	-		31.04	12/31/2019	-		-
	25,000	-		28.86	12/30/2020	-		-
	8,334	16,666	[11]	24.50	3/8/2022	-		-
	-	25,000	[12]	39.75	2/1/2023	-		-
	-	25,000	[13]	29.05	2/6/2024	-		-
		25,000	[14]	24.99	1/26/2025	-		-
	-	-		-	-	383	[15]	9,778
	-	-		-	-	838	[16]	21,394
	-	-		-	-	1,147	[17]	29,283
	-	-		-	-	2,000	[18]	51,060

1 This option vests over a five year period, one third of the option shares will vest as of each of the third, fourth, and fifth anniversary dates of the grant of the option; provided that all unvested option shares will vest immediately in the event the closing price of the Company’s stock, as reported by the New York Stock Exchange, in any 20 out of 30 consecutive trading days closes at a price equal to or greater than 120% of the closing price on the date of grant. The option exercise price is equal to the closing price of the Company’s common stock on the date of grant, which was $28.45.

2 The restrictions on these shares lapse on February 9, 2016.

3 This option vests as to the remaining shares on January 26, 2016.

4 This option vests as to the remaining shares on November 27, 2016.

5 This option vests as to 33-1/3% of the shares covered thereby on each of January 22, 2016, 2017 and 2018.

6 This option vests as to 25% of the shares covered thereby on each of May 23, 2016, 2017, 2018 and 2019.

7 The restrictions on these shares lapse on January 26, 2016.

8 The restrictions on these shares lapse as to 50% of the shares covered thereby on each of January 22, 2016 and 2017.

9 The restrictions on these shares lapse as to 33-1/3% of the shares covered thereby on each of January 21, 2016, 2017 and 2018.

10 The restrictions on these shares lapse as to 33-1/3% of the shares covered thereby on each of May 23, 2017, 2018 and 2019.

11 This option vests as to 50% of the shares covered thereby on each of March 8, 2016 and 2017.

12 This option vests as to 33-1/3% of the shares covered thereby on each of February 1, 2016, 2017 and 2018.

13 This option vests as to 33-1/3% of the shares covered thereby on each of February 6, 2017, 2018 and 2019.

14 This option vests as to 25% of the shares covered thereby on each of January 26, 2016, 2017, 2018 and 2019.

15 The restrictions on these shares lapse on March 8, 2016.

16 The restrictions on these shares lapse on February 1, 2016.

17 The restrictions on these shares lapse as to 50% of the shares covered thereby on each of February 6, 2016 and 2017.

18 The restrictions on these shares lapse as to 33-1/3% of the shares covered thereby on each of January 26, 2016, 2017 and 2018.

OPTION EXERCISES AND STOCK VESTED IN 2015

The following table provides additional information about value realized by the named executive officers on option award exercises and restricted stock award vestings during the year ended December 31, 2015.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Larry A. Mizel	-	-	40,000	$1,056,800
David D. Mandarich	-	-	40,000	$1,056,800
Michael Touff	-	-	1,794	$46,403
John M. Stephens	25,000	$189,493	4,486	$114,170
Robert N. Martin	-	-	5,024	$127,814

PENSION BENEFITS AT DECEMBER 31, 2015

The following table shows, as of December 31, 2015, the present value of accumulated post-retirement medical insurance benefits under the employment agreements of Mr. Mizel and Mr. Mandarich. The post-retirement pension benefits, but not the Medical Insurance Benefits, as discussed in the “Employment Agreements” section above, were terminated as of June 30, 2013.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Medical Insurance Benefits ($)	Payments During Last Fiscal Year ($)
Larry A. Mizel	Employment Agreement	N/A	$273,308	N/A
David D. Mandarich	Employment Agreement	N/A	$267,896	N/A
Michael Touff	N/A	N/A	N/A	N/A
Robert N. Martin	N/A	N/A	N/A	N/A

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

The following table shows potential payments to our named executive officers under existing contracts for various scenarios involving a change in control or termination of employment, assuming a December 31, 2015 termination date. Please see the narrative above under "Employment Agreements" and "Certain Other Change in Control Agreements" for a description of payments contemplated by these agreements.

Name	Benefit	Termination w/o Cause or Material Change		Change in Control		After Change in Control – Material Change or w/o Cause[1]		Voluntary Termination		Death		Disability
Larry A.	Severance Pay	$3,000,000	[2]			$3,000,000	[2]
Mizel	Ann. Incentive Comp.	$12,000,000	[3]			$12,000,000	[3]
	Stock/Option Vesting	$510,600	[4]	$510,600	[4]	$510,600	[4]
	Health Care Benefits	$273,308	[5]			$273,308	[5]	$273,308	[5]	$58,997	[5]	$273,308	[5]
David D.	Severance Pay	$2,490,000	[2]			$2,490,000	[2]
Mandarich	Ann. Incentive Comp.	$8,000,000	[3]			$8,000,000	[3]
	Stock/Option Vesting	$510,600	[4]	$510,600	[4]	$510,600	[4]
	Health Care Benefits	$267,896	[5]			$267,896	[5]	$267,896	[5]	$92,117	[5]	$267,896	[5]
Robert N.	Severance Pay					$750,000	[6]
Martin	Bonus Payment					$375,000	[7]
	Stock/Option Vesting	$597,989	[8]	$609,314	[9]	$609,314	[9]
	Health Care Benefits					$18,665	[10]
Michael	Severance Pay					$706,558	[6]
Touff	Bonus Payment					$353,279	[7]
	Stock/Option Vesting	$111,515	[8]	$125,015	[9]	$125,015	[9]
	Health Care Benefits					$10,906	[10]

1 Following both a change in control and a material change, Messrs. Mizel, Mandarich, Martin and Touff may elect to terminate employment and receive the identified benefits.

2 Calculated as the aggregate base salary earned by the executive during the prior three years. This amount does not include any amount that may be payable upon a two-tier tender offer that results in a change of control. See footnote 4 below.

3 Under the executive's employment agreement, this is calculated as of December 31, 2015 at 300% for Mr. Mizel and 200% for Mr. Mandarich of the "Annual Incentive Compensation" paid for 2014.

4 Amount is the value of unvested restricted stock at December 31, 2015 plus an amount representing the difference between MDC’s stock price at December 31, 2015 and the exercise price of unvested options, to the extent that the stock price exceeds the exercise price. Under the executive's employment agreement, the vesting of all options, dividend equivalents and other rights granted under equity incentive plans and any other Company plans would be accelerated so as to permit the executive to fully exercise all outstanding options and rights, if any, granted to the executive. In the event a change in control involves a two-tier tender offer, the Company would pay the executive (at the executive's election) the difference between the exercise price of the otherwise unvested options and the price offered in the first tier, or adjust the option terms to provide the executive with an equivalent value.

5 The amount shown is the total projected medical insurance benefit obligation for the executive, which would provide medical benefits that are at least comparable to those provided to the executive at the time his employment agreement was signed. After the end of his employment term, the date the executive becomes totally disabled, the date of the executive's termination without cause or the executive's election to terminate his employment following a change in control (but not in the event of termination for cause), the Company will pay the medical insurance benefit for the duration of the executive's life. The medical insurance benefit also provides comparable coverage for the executive's spouse for duration of the executive's life and, if she survives him, for an additional 60 months after his death. This amount is estimated based on 2015 costs incurred by the Company.

6 Upon the occurrence of the specified event, Messrs. Martin and Touff shall be entitled to receive an amount equal to 200% of their respective annual base salaries.

7 For each of Messrs. Martin and Touff the amount is calculated as two times the amount equal to each named executive’s last regular annual bonus, provided that for these purposes, such regular annual bonus amount shall not exceed 50% of his annual base salary at the rate in effect immediately before the change in control event.

8 Represents the value of all unvested restricted stock awards, which would become fully vested upon a termination by the Company without cause pursuant to the terms of the restricted stock award agreement

9 Amount is the value of unvested restricted stock at December 31, 2015, plus an amount representing the difference between MDC’s stock price at December 31, 2015 and the exercise price of unvested options, to the extent that the stock price exceeds the exercise price. If a change in control occurs, all options, dividend equivalents and other rights granted to the employee under any Company equity incentive plans shall be accelerated and shall become exercisable immediately prior to the closing of the change in control so as to permit the employee fully to exercise all outstanding options and rights.

10 The employee shall also be entitled to continue to participate in each of the Company's employee benefit plans, policies or arrangements which provide insurance and medical benefits on the same basis as was provided to the employee prior to the change in control event for a period of 12 months after the date of termination of employee's employment. This amount is estimated based on 2015 costs incurred by the Company.

2015 DIRECTOR COMPENSATION

During 2015, each Director (excluding the Lead Director) who was not an officer of the Company ("Non-Employee Director") was paid $5,000 per month as a retainer and $3,000 per meeting for attending Board meetings. Each respective Board committee member (also excluding the Lead Director) was paid $3,000 per meeting for attending meetings of the Audit Committee, and $2,500 per meeting for attending meetings of the Compensation and the Corporate Governance/Nominating Committees. Each Director on the Legal Committee (also excluding the Lead Director) received $2,000 per month for service on that committee. The chairmen of the Audit Committee, the Compensation Committee and the Corporate Governance/Nominating Committee each received a retainer (in addition to meeting fees) in the amount of $1,250 per month.

Mr. Berman received a retainer of $2,000 per month during 2015 for services as a director of HomeAmerican. There were four meetings of the HomeAmerican board during 2015. Mr. Berman attended all of the meetings.

In consideration for performing all of the duties and responsibilities of the Lead Director, Mr. Buchwald received monthly compensation of $32,500 during 2015, in lieu of all other cash compensation paid to independent Directors, including retainer fees and Board and committee meeting fees.

Pursuant to the M.D.C. Holdings, Inc. 2011 Stock Option Plan for Non-Employee Directors, approved by the shareholders in 2011, each Non-Employee Director is granted vested options to purchase 25,000 shares of common stock annually. The options are not exercisable until six months after grant. Each Director also is reimbursed for expenses related to his attendance at Board of Directors and committee meetings.

The following table sets forth information regarding the compensation of the Company's Non-Employee Directors for the fiscal year ended December 31, 2015. The two Directors (Messrs. Mizel and Mandarich) who are executive officers receive no compensation for serving as Directors in addition to the compensation received as executive officers.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($) [1]	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Raymond T. Baker	$166,500	$103,905	N/A	N/A	$270,405
Michael Berman	$134,500	$103,905	N/A	N/A	$238,405
David E. Blackford	$135,000	$103,905	N/A	N/A	$238,905
Herbert T. Buchwald	$390,000	$103,905	N/A	N/A	$493,905
Paris G. Reece III	$144,000	$103,905	N/A	N/A	$247,905
David Siegel	$150,000	$103,905	N/A	N/A	$253,905

1 Each Non-Employee Director was granted 25,000 options on August 1, 2015 at an exercise price of $29.86 per share. The dollar amount shown for each Director is the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. For details on the assumptions used to calculate the fair value of options granted, see Note 21 (Stock Based Compensation) to the Consolidated Financial Statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2015. As of December 31, 2015, Messrs. Baker, Berman, Blackford, Buchwald, Reece and Siegel had outstanding option grants of 100,000; 160,000; 150,000; 175,000; 75,000; and 175,000 shares, respectively.

COMPENSATION POLICIES AND PRACTICES AND RISK MANAGEMENT

The Company believes that its compensation policies and practices for its employees, including executive officers, do not create risks that are reasonably likely to have a material adverse effect on the Company.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The following persons served as members of the Compensation Committee during 2015: Raymond T. Baker and Herbert T. Buchwald, and Michael A. Berman who, due to time demands, left the Committee in July 2015. None of the committee members were, during the last fiscal year, officers or employees of the Company, none were formerly officers of the Company and none had a material interest in a "related person" transaction since the beginning of 2015. During 2015, none of our executive officers served as a member of the board of directors or compensation committee of any other company that has one or more executive officers serving as a member of our Board or Compensation Committee.

PROPOSAL TWO	ADVISORY VOTE ON EXECUTIVE COMPENSATION

Pursuant to Section 14A of the Securities Exchange Act, as amended and SEC Rule 14a-21(a), we are providing our shareholders the opportunity to vote on a non-binding, advisory resolution to approve the compensation of our named executive officers (say on pay), which is described in this Proxy Statement. Currently, we are providing these advisory votes on annual basis. Following the 2016 Annual Meeting the next advisory say on pay vote will be held at our 2017 Annual Meeting of Shareholders.

“RESOLVED, that the shareholders hereby approve on an advisory basis the compensation of the Company’s named executive officers, as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion.”

As described above under “Compensation Discussion and Analysis,” we believe that our ability to retain and motivate named executive officers with the skills, experience and capacity to succeed in our competitive industry has been essential to the success of our Company and a significant factor in creating long-term value for our shareholders. Our compensation philosophy recognizes the value of rewarding our executive officers for their past performance and motivating them to continue to excel in the future. We endeavor to deliver fair and appropriate compensation to our executive officers that is in the best interests of the Company and its shareholders.

The Board of Directors believes the Company’s compensation programs are tailored to retain and motivate key executives in alignment with maintaining and creating long-term value for our shareholders. The Board of Directors urges you to review carefully the Compensation Discussion and Analysis section of this Proxy Statement, which describes our compensation philosophy and programs in greater detail.

The Board of Directors recommends that you vote in favor of the Company’s executive compensation as described in this Proxy Statement by voting FOR this proposal.

PROPOSAL THREE	RE-APPROVAL, FOR SECTION 162(m) PURPOSES, OF THE PERFORMANCE CRITERIA AND THE M.D.C. HOLDINGS, INC. 2011 EQUITY INCENTIVE PLAN PREVIOUSLY APPROVED BY THE SHAREHOLDERS

At our 2011 Annual Meeting, our shareholders approved the M.D.C. Holdings, Inc. 2011 Equity Incentive Plan (the “2011 Equity Plan”). At our 2013 Annual Meeting, our shareholders approved an amendment of the 2011 Equity Plan to increase the number of shares by 1,000,000 for a total of 2,600,000 shares of common stock to be available for issuance to our employees under the plan. At our 2015 Annual Meeting, our shareholders approved another amendment to the 2011 Equity Plan to increase the number of shares of common stock available under the plan by an additional 1,675,000 shares. The 2011 Equity Plan, as amended, is attached to this Proxy Statement as Appendix A.

The Company is submitting the performance criteria and the 2011 Equity Plan to our shareholders for approval to satisfy the requirements under Section 162(m) of the Internal Revenue Code (“Code”). No modifications are being proposed to the existing plan.

In general, one of the requirements that must be satisfied to qualify as “performance-based” compensation is that the material terms of the performance goals under which the compensation may be paid must be disclosed to and approved by the Company’s shareholders at least once every five years.

We continue to believe that it is in the best interest of the Company and its shareholders for awards under the 2011 Equity Plan to be fully deductible for federal income tax purposes. To be eligible, we must comply with Section 162(m) of the Code, which limits deductibility of compensation paid to our CEO and our named executive officers (other than our CFO) unless the compensation satisfies the requirements set forth in Section 162(m). The Company believes that, with shareholder approval, the 2011 Equity Plan satisfies Section 162(m) of the Code.

Section 162(m) generally requires that:

■	compensation be paid pursuant to an objective “performance-based” goal;
■	the Compensation Committee certify that the “performance-based” goal has been satisfied; and
■	the material terms of the performance criteria under the 2011 Equity Plan, which are used to establish “performance-based” goals, have been disclosed to and approved by the shareholders.

For purposes of Section 162(m), the material terms include (i) eligible participants, (ii) the maximum amount of compensation payable to employees under the performance goals, and (iii) a description of the performance criteria on which the performance goals are based. The material terms of the 2011 Equity Plan are discussed below.

Shareholder approval of this proposal will be deemed to constitute approval of each of the material terms of the 2011 Equity Plan, including the performance criteria, for purposes of the approval requirements of Section 162(m) of the Code. Accordingly, the Company recommends re-approval of the 2011 Equity Plan.

Summary of Material Terms of the 2011 Equity Plan

The following discussion of the material features of the 2011 Equity Plan is qualified by reference to the full text of the plan, which is attached as Appendix A.

Administration: The 2011 Equity Plan is administered by our Compensation Committee or any committee designated by our Board of Directors consisting of Non-Employee Directors as defined in Rule 16b-3 under Section 16 of the Securities Exchange Act of 1934 and outside directors as defined in Treasury Regulation § 1.162-27(e)(3). For purposes of this summary of the 2011 Equity Plan, the Compensation Committee or other designated committee will be referenced as the "Committee."

Subject to the terms and conditions of the 2011 Equity Plan, the Committee is authorized to select participants who are employees of the Company or its subsidiaries, determine the awards to be made, set terms and conditions of such awards, and determine the form of award agreements. The Committee also has the authority, among other things, to:

■	adopt rules and regulations relating to the 2011 Equity Plan;
■	correct any defect, supply any omission, or reconcile any inconsistency in the 2011 Equity Plan or any award agreement;
■	interpret the 2011 Equity Plan and award agreements; and
■	make all other determinations which may be necessary or desirable for the administration of the 2011 Equity Plan.

Eligibility: Any employee of the Company or its subsidiaries is eligible to receive awards under the 2011 Equity Plan. This includes four executive officers (including two employee Directors) and approximately 1,200 non-executive officer employees who are eligible under the 2011 Equity Plan.

Shares Subject to the Plan: Subject to the adjustments upon changes in capitalization described below, 4,275,000 shares of our common stock are authorized for issuance of awards under the 2011 Equity Plan and the 4,275,000 shares of common stock are authorized for issuance pursuant to incentive stock options. As of the Record Date, there were 3,543,294 shares subject to outstanding grants/awards and 599,856 shares available for (but not yet subject to) a grant or award. The remaining 131,850 shares are vested restricted stock and exercised stock options.

The maximum number or value of shares of common stock that may be granted to any individual under the 2011 Equity Plan in any calendar year shall not exceed the total number of shares of stock available for issuance under the plan, subject to the adjustments upon changes in capitalization described below. The shares underlying terminated awards and awards that are forfeited remain available for issuance under the 2011 Equity Plan and shares that are utilized to pay an award's exercise price or tax withholding obligations do not count against the 2011 Equity Plan's share limits.

The closing price of a share of the Company’s common stock as reflected on the New York Stock Exchange on the Record Date was $21.33.

Stock Options and Stock Appreciation Rights: The Committee is authorized to grant stock options, including both incentive stock options (“ISOs”), which can result in potentially favorable tax treatment to the participant, and non-qualified stock options (“NSOs”), and stock appreciation rights (“SARs”). The exercise price per share of common stock subject to an option or SAR must be at least the fair market value of the underlying stock at the date of grant of a stock option or SAR; provided, however, that an ISO granted to a participant who is the holder of record of more than 10% of the Company’s stock will have an exercise price of at least 110% of the fair market value of the underlying stock at the date of grant. The term of each option and SAR and the times at which each option or SAR shall be exercisable generally will be fixed by the Committee, except no option or SAR will have a term exceeding 10 years (or, in the case of ISO grants to participants who hold more than 10% of the Company’s stock, five years). Upon the termination of an option holder’s or SAR holder's employment with us, the ability to exercise vested options and SARs will be determined in the discretion of the Committee as set forth in the applicable award agreement. Upon the termination of an option holder’s or SAR holder's employment, all of that person’s options and SARs will expire in accordance with the terms of the applicable award agreement; provided, however, that incentive stock options shall not be exercisable for more than three (3) months after the participant ceases to be an employee for any reason other than death or disability, or more than one (1) year after the participant ceases to be an employee due to death or disability. Options may be exercised by payment of the exercise price.

The exercise price of an NSO or ISO shall be payable to the Company in full, in any method permitted under the award agreement, including: (i) in cash or in cash equivalents acceptable to the Company; (ii) by tendering unrestricted shares of stock already owned by the participant (for at least six (6) months or such other period as may be required by the Committee in order to comply with applicable law and to avoid adverse accounting consequences) on the date of exercise to the extent the shares of stock have a fair market value on the date of exercise equal to the aggregate exercise price of the shares as to which such NSO or ISO shall be exercised, provided that, in the case of an ISO, the right to make payment in the form of already owned shares of stock may be authorized only at the time of grant, (iii) any other method approved or accepted by the Committee in its sole discretion, including, but not limited to a cashless (broker-assisted) exercise (although limitations might apply to certain executive officers), or (iv) any combination of the foregoing.

At the discretion of the Committee, the payment upon exercise of an SAR may be in cash, shares of stock or any combination thereof, or in any other manner approved by the Committee in its sole discretion. The Committee’s determination as to the form of settlement will be set forth in the award agreement.

The exercise of an NSO or SAR is conditioned on the withholding of taxes.

Restricted Stock and Restricted Stock Units: The Committee may grant shares of restricted stock or restricted stock units under the 2011 Equity Plan. The Committee determines in the award agreement the restriction period during which the restricted stock or the restricted stock units are subject to a substantial risk of forfeiture based upon the passage of time, the achievement of performance goals or the occurrence of other events determined by the Committee. Except as provided in the 2011 Equity Plan or an award agreement, the restricted stock or the restricted stock units may not be sold, assigned or otherwise transferred until the end of the restriction period as specified by the Committee. The Committee may impose other conditions, including a requirement that the participant pay a specified amount to purchase each share of restricted stock, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting, or holding requirements or sale restrictions upon vesting. Unless otherwise provided by the Committee, participants forfeit any unvested shares of restricted stock or restricted stock units upon termination of service. Participants holding restricted stock generally may vote the shares. The Committee may provide in an award agreement that the holder of restricted stock may receive any dividends paid. Participants holding shares of restricted stock units shall have no rights of shareholders. The Committee may provide in an award agreement that the holder of such restricted stock units shall be entitled to receive dividend equivalents.

Performance Awards: The Committee may condition any award under the 2011 Equity Plan on the fulfillment of conditions and the attainment of performance goals over such periods as the Committee determines in writing and sets forth in the award agreement between the Company and the participant. To the extent compliance with Section 162(m) of the Internal Revenue Code is desired, the “Committee” for this purpose shall be comprised solely of two or more “outside directors” under Section 162(m). Performance goals pursuant to Section 162(m) of the Code will be established by the Committee within 90 days after the beginning of the applicable performance period, and in no event after passage of more than 25% of the period to which the performance goal relates. Performance goals are based on the attainment of specified target levels with respect to one or more selected measures of business or financial performance. Performance goals may include alternate and multiple goals and shall be based on one or more of the following criteria: (a) total shareholder return; (b) return on assets, return on equity, or return on capital employed; (c) measures of profitability such as earnings per share, corporate or business-unit net income, net income before extraordinary or one-time items, earnings before interest and taxes, or earnings before interest, taxes, depreciation and amortization; (d) cash flow from operations; (e) gross or net revenues or gross or net margins; (f) levels of operating expense or other expense items reported on the income statement; (g) measures of customer satisfaction and customer service; (h) safety; (i) annual or multi-year average production growth; (j) efficiency or productivity measures such as annual or multi-year absolute or per-unit operating and maintenance costs; (k) satisfactory completion of a major project or organizational initiative with specific criteria set in advance by the Committee; (l) debt ratios or other measures of credit quality or liquidity; (m) strategic asset sales or acquisitions in compliance with specific criteria set in advance by the Committee; (n) sales and marketing measures, such as annual or multi-year “net-back” sales or the introduction of new products in accordance with specific goals set in advance by the Committee; (o) staffing and retention and (p) any criteria that are stated in the shareholder-approved Executive Officer Performance–Based Compensation Plan (as amended).

Following completion of the applicable performance period, the Committee certifies in writing the extent to which a participant has attained the applicable performance goals and the resulting value of the participant’s award. The Committee retains the discretion to eliminate or reduce, but not increase, the amount that would otherwise be payable to a participant who is a “covered employee” within the meaning of Section 162(m) of the Code. However, no such reduction may increase the amount correspondingly paid to any other participant.

The Committee will, in the award agreement, state the results that will transpire if a participant terminates service due to death or disability prior to completion of the applicable performance period. For example, the final award value may be determined at the end of the performance period on the basis of the performance goals attained during the entire performance period, but will then be prorated for the number of months of the participant’s service during the performance period. The Committee may also provide that, if a participant’s service terminates prior to completion of the applicable performance period for any other reason, the participant forfeits the performance award, unless the Committee determines otherwise. Participants may not sell or transfer a performance award, other than by will or the laws of descent and distribution, prior to the end of the applicable performance period. In the event that the performance goals are not satisfied, the award shall not become vested or payable, as applicable.

Other Stock-Based Awards: The Committee may adopt other incentive arrangements under which participants may acquire shares of stock by purchase, grant or otherwise, or receive an award payable in cash or stock, the value of which may be determined in whole or in part based on the value of the stock. Any such arrangements will be subject to the general provisions of the 2011 Equity Plan.

Adjustments Upon Changes in Capitalization; Change in Control; and Reorganization: The 2011 Equity Plan provides that, in the event of any change in our capital structure that effects an increase or decrease in the number of shares of our common stock without receipt of consideration, the maximum number of shares of stock for which awards may be made under the plan shall be proportionately increased or decreased, and the number and kind of shares for which awards are outstanding may be proportionately increased or decreased. Any adjustment in outstanding options or SARs will not increase the aggregate exercise price or grant price payable with respect to shares that are subject to the unexercised portion of the option or SAR, in compliance with Section 409A of the Code. Except as otherwise provided in another agreement, upon a change of control the Committee may take any action it deems necessary or desirable with respect to any awards including, among other things, providing that the awards are fully vested or payable. In the event of a reorganization in which the Company is the surviving entity and no change of control occurs, any previous award will generally apply solely to securities to which the holder of the number of securities subject to such award would have been entitled immediately following such reorganization and, in the case of options or SARs, with a corresponding proportionate adjustment of the exercise price or grant price per share. Adjustments to shares of stock will be made by the Committee whose determination will be final and the Committee may provide in award agreements for different provisions to apply to an award. However, any provisions may be modified by the Committee to avoid any tax that would otherwise be due under Section 409A of the Code.

Substitute Awards: Awards may be granted in substitution for, or in assumption of, outstanding awards previously granted by an entity acquired by the Company or an affiliate or with which the Company or an affiliate combines.

Other Terms: The terms of the 2011 Equity Plan will permit the Committee to impose performance conditions with respect to any award. Performance conditions may require that an award be forfeited, in whole or in part, if performance objectives are not met, or require that the time of exercisability of an option be linked to achievement of performance conditions.

Each award agreement may contain other terms and conditions not inconsistent with the 2011 Equity Plan as may be determined by the Committee in its discretion. Unless otherwise provided by the Committee, no consideration is to be received by the Company for the granting of options or other awards.

No awards may be granted under the 2011 Equity Plan ten years after the date the plan is approved by the shareholders.

Our Board of Directors may terminate, amend or modify the 2011 Equity Plan; provided that no such termination, amendment or modification may adversely affect any outstanding award without the consent of the award holder. However, no amendment or modification may become effective without shareholder approval if required by applicable law or regulatory requirement. The listing standards of the New York Stock Exchange require that all equity compensation plans, and any material revisions to the plans, be subject to shareholder approval, with certain limited exemptions.

Awards granted under the 2011 Equity Plan generally are not transferrable other than upon death, in certain family transfers, or pursuant to a court-approved domestic relations order.

The 2011 Equity Plan will be governed by the laws of the State of Delaware except for conflict of law provisions.

Federal Tax Consequences of the 2011 Equity Plan

The following is a general summary as of January 2016 of the federal income tax consequences to us and to U.S. participants to awards granted under the 2011 Equity Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances. The federal tax laws may change and the federal, state and local tax consequences for any participant will depend upon his or her individual circumstances. Tax consequences for any particular individual may be different. This summary is not intended to be exhaustive and does not discuss the tax consequences of a participant’s death or provisions of income tax laws of any municipality, state or other country. Each participant is advised to consult his or her individual tax advisor concerning his or her personal tax consequences.

Incentive Stock Options: For federal income tax purposes, the holder of an ISO does not recognize taxable income at the time of the grant or exercise of the ISO. If such person retains the common stock for a period of at least two years after the stock option is granted and one year after the stock option is exercised, any gain upon the subsequent sale of the common stock will be taxed as a long term capital gain. A participant who disposes of shares acquired by exercise of an ISO prior to the expiration of two years after the stock option is granted or before one year after the stock option is exercised will recognize ordinary income or loss equal to the difference between the exercise price and fair market value of the stock as of the date of exercise. Any additional gain or loss recognized upon any later disposition of the shares would be short or long term capital gain or loss depending on whether the shares had been held by the participant for more than one year. If the stock resulting from the exercise of an ISO is not sold during the same calendar year in which the ISO was exercised, the difference between the option exercise price and the fair market value of the shares on the exercise date of an ISO is included as an adjustment in computing the holder’s alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the participant’s regular income tax for the year.

Non-statutory Stock Options and Stock Appreciation Rights: A participant who receives an NSO or SAR generally will not recognize taxable income on the grant of such option or SAR but will recognize ordinary income at the time of exercise of the stock option or SAR equal to the difference between the option or SAR exercise price and the fair market value of the stock on the date of exercise. Any additional gain or loss recognized upon any later disposition of the shares would be short or long term capital gain or loss depending on whether the shares had been held by the participant for more than one year.

Restricted Stock: A participant acquiring restricted stock generally will recognize ordinary income equal to the fair market value of the shares on the “determination date.” The determination date is the date on which the participant acquires the shares unless the shares are subject to a substantial risk of forfeiture and are not freely transferable, in which case the determination date is the earlier of (i) the date on which the shares become freely transferable or (ii) the date on which the shares are no longer subject to a substantial risk of forfeiture. If the determination date is after the date on which the participant acquires the shares, the participant may elect, pursuant to Section 83(b) of the Code (a “Section 83(b) election”), to have the date of acquisition be the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date on which the shares are acquired. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as capital gain or loss. Any dividends paid with respect to grants of restricted stock will be taxed in the year of payment as either compensation if a Section 83(b) election was not made, or as dividend income if it was made.

Restricted Stock Units: A participant generally will recognize no income upon the receipt of a restricted stock unit award. Upon the settlement of such an award, participants normally will recognize ordinary income in the year of receipt in an amount equal to the cash received and the fair market value of any substantially vested shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If the participant receives shares of restricted stock, the participant generally will be taxed in the same manner as described under “Restricted Stock.” A participant may not, however, make a Section 83(b) election with respect to restricted stock unit awards. Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value on the determination date (as defined under “Restricted Stock”), will be taxed as capital gain or loss.

Income Tax Effects for our Company: We generally will be entitled to a tax deduction in connection with an award under the 2011 Equity Plan in an amount equal to the ordinary income recognized by a participant at the time the participant recognizes such income (for example, upon the exercise of an NSO or the vesting of restricted stock), except to the extent such deduction is limited by applicable provisions of the Code.

Internal Revenue Code Section 409A: Section 409A of the Internal Revenue Code governs the federal income taxation of certain types of nonqualified deferred compensation arrangements. A violation of section 409A generally results in an acceleration of the recognition of income of amounts intended to be deferred and the imposition of a federal excise tax of 20% on the recipient of the award who are our employees over and above the income tax owed plus possible penalties and interest. The types of arrangements covered by section 409A are broad and may apply to certain awards available under the 2011 Equity Plan. As required by section 409A, certain nonqualified deferred compensation payments to specified employees may be delayed to the seventh month after such employee's separation from service.

New Plan Benefits

All awards under the 2011 Equity Plan will be granted at the Committee's discretion. Therefore, although the maximum amount that can be granted under the plan or to any one individual is stated under the terms of the Plan, the benefits and amounts that will be received or allocated under the 2011 Equity Plan are not presently determinable.

Past Awards under the Plans

Since the inception of the plan in 2011, options covering the following number of shares have been awarded to the following individuals and groups: named executive officers – Larry A. Mizel, Chief Executive Officer, 1,500,000 shares, David D. Mandarich, Chief Operating Officer, 1,500,000 shares, Robert N. Martin, Chief Financial Officer, 45,000 shares, Michael Touff, General Counsel, 100,000 shares and John W. Stephens, former Chief Financial Officer, 125,000 shares; all current executive officers as a group, 3,145,000 shares; all current directors who are not executive officers as a group, no shares; each nominee for election as a director, no shares; each associate of any of such directors, executive officers or nominees, no shares; each other person who received 5% of awards, none; and all employees, including all current officers who are not executive officers, as a group, 470,000 shares.

Since the inception of the plan in 2011, the following number of shares of restricted stock have been awarded to the following individuals and groups: named executive officers – Larry A. Mizel, Chief Executive Officer, 48,239 shares, David D. Mandarich, Chief Operating Officer, 48,239 shares, Robert N. Martin, Chief Financial Officer, 37,738 shares, Michael Touff, General Counsel, 7,766 shares and John W. Stephens, former Chief Financial Officer, 15,957 shares; all current executive officers as a group, 141,982 shares; all current directors who are not executive officers as a group, no shares; each nominee for election as a director, no shares; each associate of any of such directors, executive officers or nominees, no shares; each other person who received 5% of awards, none; and all employees, including all current officers who are not executive officers, as a group, 124,606 shares.

The Board of Directors recommends a vote FOR the re-approval of the performance criteria and the other material terms of the M.D.C. Holdings, Inc. 2011 Equity Incentive Plan.

PROPOSAL FOUR

APPROVAL OF AN AMENDMENT TO THE SHAREHOLDER APPROVED M.D.C. HOLDINGS, INC.

2011 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS TO AUTHORIZE GRANTS OF RESTRICTED STOCK OR RESTRICTED STOCK UNITS IN LIEU OF STOCK OPTIONS AT AN EQUIVALENT EXPENSE TO THE COMPANY

At our 2011 Annual Meeting, our shareholders approved the M.D.C. Holdings, Inc. 2011 Stock Option Plan for Non-Employee Directors (the “2011 Director Plan”) and, at our 2015 Annual Meeting, our shareholders approved an amendment to the 2011 Director Plan to increase the number of shares of common stock available under the plan. The current 2011 Director Plan provides for a grant of non-statutory stock options to be awarded automatically to the Non-Employee Directors each August 1st providing the right to purchase 25,000 shares of common stock. The Company desires to provide the Non-Employee Directors with an alternative to elect to receive an award of restricted stock or restricted stock units that would result in the same expense to the Company as the stock option.

On January 25, 2016, based on the recommendation of our Compensation Committee and its independent compensation consultant, our Board adopted, subject to shareholder approval, an amendment (the “Second Amendment”) to the 2011 Director Plan to allow the grant of restricted stock or restricted stock units in lieu of stock options at an equivalent expense to the Company. A copy of the Second Amendment is attached as Appendix B. The full text of the 2011 Director Plan currently in effect is attached as Appendix C.

Reasons for the Plan Amendment

Our Board of Directors believes that attracting and retaining highly qualified outside Directors and motivating them to serve the Company and its affiliated entities is essential to our growth and success. There is significant competition for Non-Employee Directors with the skills, knowledge and experience required to oversee the complex operations of a national publicly traded homebuilder. In this regard, the ability to offer them a choice to obtain restricted stock or restricted stock units, as an alternative to stock options, adds an important element to their compensation. These equity awards will provide the outside Directors an opportunity to acquire or increase their direct proprietary interest in the future success of our Company, further promoting a close identity of interests with our shareholders.

Accordingly, our Board of Directors believes an amendment of the 2011 Director Plan to allow for the grant of restricted stock or restricted stock units in lieu of stock options at an equivalent expense to the Company, reinforces the objectives of the 2011 Director Plan for attracting and retaining highly qualified outside directors and is, as we understand, in alignment with the director compensation plans of the Company’s peers.

Summary of the Second Amendment to the 2011 Director Plan

The following discussion is qualified by reference to the full text of the Second Amendment, which is attached as Appendix B.

Current Form of Grant Provisions: The 2011 Director Plan currently provides for an annual grant, on August 1, in the form of non-qualified stock options (“Options”) to each of MDC’s Non-Employee Directors (“Directors”) constituting the right to purchase 25,000 shares of stock. Options are fully vested upon grant, but subject to a six-month restriction period before they may be exercised. If not exercised, Options will terminate on the 10th anniversary of the grant. The exercise price for each Option is the fair market value of the Company’s stock on the day of the grant. Upon exercise and payment of the exercise price, the participant is issued share certificates or uncertificated shares. The 2011 Director Plan is administered by MDC’s Board of Directors (the Board).

Proposed Changes to the Form of Grant under the 2011 Director Plan: The proposed Second Amendment allows for, in lieu of options, the grant of awards in the form of Restricted Stock or RSUs in addition to the grant of Options, summarized as follows:

1.

The amendment will provide a choice for the Directors to receive either a grant of Options, restricted stock (“Restricted Stock”), or restricted stock unit (“RSUs”) on the current grant date, August 1st annually; in each instance, the amount of the award would be the equivalent expense to the Company of the current grant of Options.

For example, the 2015 Director Compensation table on page 45 shows that the compensation expense for the August 1, 2015 director stock option was $103,905 per Director. Had the Second Amendment been in effect and had a Director made a timely election to receive restricted stock, the Director would have received 3,479 shares of restricted stock ($103,905 ÷ closing price on grant date of $29.86 = 3,479 shares).

2.

The form of the award of Restricted Stock or RSUs granted each year to a Director would be made pursuant to an irrevocable election by the Director in accordance with procedures established by the Board; in the absence of an election prior to the established timeline for any given year, the grant for that year would be made in the form of an Option.

3.

Each grant of Restricted Stock and RSUs will be evidenced by an award agreement that will specify the restriction period, the number of shares of Restricted Stock or amount of RSUs granted, the form of RSU payment if applicable, and such other terms and conditions as the Board shall determine consistent with the terms of the plan. Restricted Stock will convey dividend, voting, or other rights as a stockholder. RSUs will include a grant of dividend equivalent rights, but will not convey any dividend, voting, or other rights as a stockholder.

Summary of Material Terms of the 2011 Director Plan

The following discussion of the material features of the 2011 Director Plan, as currently in effect, is qualified by reference to the text of the 2011 Director Plan, a copy of which is set forth in Appendix C and incorporated by reference.

Administration:  The 2011 Director Plan is administered by the Board of Directors. Subject to the terms and conditions of the 2011 Director Plan, the Board is authorized to take all action and make all determinations required or permitted under the plan and to conduct its general administration. The Board has the duty and power, among other matters, to:

•	interpret the 2011 Director Plan and option agreements;

•	correct any defect, supply any omission, or reconcile any inconsistency in the 2011 Director Plan or any option agreement;

•	determine all rights under the plan; and

•	adopt any rules for plan administration, interpretation and application consistent with the plan.

Shares Subject to the Plan:  Subject to the adjustments upon changes in capitalization described below, 1,325,000 shares of our common stock are available for issuance of Options under the 2011 Director Plan as amended. As of the Record Date, there were 525,000 shares subject to outstanding grants and 600,000 shares available for (but not yet subject to) a grant. The shares underlying terminated Options will remain available for issuance under the 2011 Director Plan and shares that are used to pay a grant’s exercise price or tax withholding obligations will not count against the 2011 Director Plan’s share limit.

The closing price of a share of the Company’s common stock as reflected on the New York Stock Exchange on the Record Date was $21.33.

Eligibility:  Only Non-Employee Directors are eligible to receive awards under the Director Plan. There are currently six Non-Employee Directors eligible to participate in the 2011 Director Plan.

Options:  Grants of Options are made automatically to Non-Employee Directors each August 1st during the term of the 2011 Director Plan providing each Non-Employee Director with the right to purchase 25,000 shares of common stock. Automatic grants of such awards commenced on August 1, 2011, continuing on each August 1 until the earlier of (1) the termination of the 2011 Director Plan 10 years following shareowner approval or (2) the earlier termination of the plan. No consideration will be received by the Company for the granting of Options.

Each Option will be evidenced by an option agreement, which will state the number of shares it covers, the exercise price, the maximum term of the Option, and any other provisions as the Board shall determine. The Options are fully vested at grant and become exercisable six months after grant, subject to such requirements as may be established by the Board and stated in the option agreement. The exercise price per share of common stock subject to an Option is at least the fair market value of the underlying stock at the date of grant of the Option. Each Option will terminate on its tenth anniversary, unless terminated sooner in the case of a participant who is removed as a Director during the option period for cause (as defined in the 2011 Director Plan and determined by the Board); if a participant dies during the option period, the Option may be exercised by those empowered to do so under the participant’s will or by the laws of descent and distribution at any time during the term of the Option, but not thereafter. Options may be exercised, in whole or in part, by payment of the exercise price.

The exercise price of an Option is payable to the Company in full, in any method permitted under the option agreement, including: (i) in cash or in cash equivalents acceptable to the Company; (ii) by tendering unrestricted shares of stock already owned by the participant (for at least six (6) months or such other period as may be required by the Committee in order to comply with applicable law and to avoid adverse accounting consequences) on the date of surrender to the extent the shares of stock have a fair market value on the date of surrender equal to the aggregate exercise price of the shares as to which such Option shall be exercised, (iii) any other method approved or accepted by the Compensation Committee in its sole discretion, including, but not limited to a cashless (broker-assisted) exercise (although limitations might apply to certain executive officers), or (iv) any combination of the foregoing.

Adjustments Upon Changes in Capitalization:  The 2011 Director Plan provides that, in the event of any changes in our capital structure that effects an increase or decrease in the number of shares of our common stock without receipt of consideration, the maximum number of shares of stock for which Options may be granted under the 2011 Director Plan shall be proportionately increased or decreased, and the number and kind of shares for which Options are outstanding shall be proportionately increased or decreased. Any adjustment in outstanding Options will not increase the aggregate exercise price payable with respect to shares that are subject to the unexercised portion of the Option, in compliance with Section 409A of the Code. Except as otherwise provided in an option agreement, upon a change of control the Compensation Committee may take any action it deems necessary or desirable with respect to any Options including, among other things, providing that the Options are fully exercisable or providing that the holders of the Options will receive a cash payment in exchange for cancellation of the Options. In the event of a reorganization in which the Company is the surviving entity and no change of control occurs, any Option will generally apply solely to securities to which the holder of the number of securities subject to such award would have been entitled immediately following such reorganization and with a corresponding proportionate adjustment of the exercise price per share. Adjustments to shares of stock will be made by the Board whose determination will be final and the Board may provide in option agreements for different provisions to apply to an Option. However, any provisions may be modified by the Compensation Committee to avoid any tax that would otherwise be due under Section 409A of the Code.

Substitute Options:  Options may be granted in substitution for, or in assumption of, outstanding Options previously granted by an entity acquired by the Company or an affiliate or with which the Company or an affiliate combines.

Other Terms:  Each option agreement may contain other terms and conditions not inconsistent with the 2011 Director Plan as may be determined by the Compensation Committee in its discretion.

No Options may be granted under the 2011 Director Plan ten years after the date the plan is approved by the shareholders.

Our Board of Directors may terminate, amend or modify the 2011 Director Plan. However, no amendment or modification may become effective without shareholder approval if required by applicable law or regulatory requirement. The listing standards of the New York Stock Exchange require that all equity compensation plans, and any material revisions to the plans, be subject to shareholder approval, with certain limited exemptions.

Options granted under the 2011 Director Plan generally are not transferable other than upon death, in certain family transfers, or pursuant to a court-approved domestic relations order.

The 2011 Director Plan is governed by the laws of the state of Delaware except for conflict of law provisions.

Federal Tax Consequences associated with Options, Restricted Stock, and RSUs

The following is a general summary, as of January 2016, of the federal income tax consequences to us and to U.S. participants associated with the award of non-qualified stock options, restricted stock and restricted stock units under the Plan, and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances. The federal tax laws may change and the federal, state and local tax consequences for any participant will depend upon his or her individual circumstances. Tax consequences for any particular individual may be different. This summary is not intended to be exhaustive and does not discuss the tax consequences of a participant’s death or provisions of income tax laws of any municipality, state or other country. Each participant is advised to consult his or her individual tax advisor concerning his or her personal tax consequences.

Non-qualified Stock Options: A participant who receives a non-qualified stock option generally will not recognize taxable income on the grant of such option but will recognize ordinary income at the time of exercise of such option, equal to the difference between the option exercise price and the fair market value of the stock on the date of exercise. Any additional gain or loss recognized upon any later disposition of the shares would be short or long term capital gain or loss depending on whether the shares had been held by the participant for more than one year.

Restricted Stock: A participant acquiring restricted stock generally will recognize ordinary income equal to the fair market value of the shares on the “determination date.” The determination date is the date on which the participant acquires the shares unless the shares are subject to a substantial risk of forfeiture and are not freely transferable, in which case the determination date is the earlier of (i) the date on which the shares become freely transferable or (ii) the date on which the shares are no longer subject to a substantial risk of forfeiture. If the determination date is after the date on which the participant acquires the shares, the participant may elect, pursuant to Section 83(b) of the Code (a “Section 83(b) election”), to have the date of acquisition be the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date on which the shares are acquired. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. This withholding rule does not apply to Non-Employee Directors. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as capital gain or loss. Any dividends paid with respect to grants of restricted stock will be taxed in the year of payment as either compensation if a Section 83(b) election was not made, or as dividend income if it was made.

Restricted Stock Units: A participant generally will recognize no income upon the receipt of a restricted stock unit award. Upon the settlement of such an award, participants normally will recognize ordinary income in the year of receipt in an amount equal to the cash received and the fair market value of any substantially vested shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. This withholding rule does not apply to Non-Employee Directors. If the participant receives shares of restricted stock in payment of the restricted stock unit award, the participant generally will be taxed in the same manner as described under “Restricted Stock.” A participant may not, however, make a Section 83(b) election with respect to restricted stock unit awards. Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value on the determination date (as defined under “Restricted Stock”), will be taxed as capital gain or loss.

Income Tax Effects for our Company: MDC generally will be entitled to a tax deduction in connection with an award under the 2011 Stock Option Plan for Non-Employee Directors in an amount equal to the ordinary income recognized by a participant at the time the participant recognizes such income (for example, upon the exercise of a non-qualified stock option, upon the vesting of restricted stock and upon the payment of restricted stock units), except to the extent such deduction is limited by applicable provisions of the Code.

Internal Revenue Code Section 409A: Section 409A of the Internal Revenue Code governs the federal income taxation of certain types of nonqualified deferred compensation arrangements. A violation of section 409A generally results in an acceleration of the recognition of income of amounts intended to be deferred and the imposition of a federal excise tax of 20% on the recipient of the award who are our employees over and above the income tax owed plus possible penalties and interest. The types of arrangements covered by section 409A are broad and may apply to certain awards available under the 2011 Director Plan.

Benefits under the Plan as Proposed to be Amended

The options under the 2011 Director Plan (“Options”), or restricted stock (“Restricted Stock”) or restricted stock units (“RSUs”) if the Directors elect to receive Restricted Stock or RSUs instead of Options, will be granted automatically and, therefore, the benefits and amounts (but not the dollar value) that will be received or allocated under the 2011 Director Plan are generally determinable. Each Option will cover twenty-five thousand (25,000) shares. If the director elects to receive Restricted Stock or RSUs instead of stock Options, the number of shares of Restricted Stock or RSUs to be received will reflect that number of shares equal to the compensation expense that would have been recognized by the Company with respect to the grant of 25,000 Options divided by the closing sale price reported for one share of MDC common stock on the NYSE on the Grant Date, or if the market is closed for such day, on the next preceding trading day.

The following table sets forth the current value of shares subject to awards that would be granted annually under the 2011 Director Plan to the below individuals. The next grant will occur on August 1, 2016, and, therefore, the dollar value will be determined at that time.

New Plan Benefits

M.D.C. Holdings, Inc. 2011 Stock Option Plan for Non-Employee Directors

	If Options are Elected		If Restricted Stock or RSUs are is Elected
Name of Non-Employee Director	Dollar Value ($)	Number of Shares	Dollar Value ($)	Number of Shares
All Non-Employee Directors as a group	N/A1	150,000	N/A2	N/A2

[1]	Not applicable since plan is a stock option plan.
[2]	Not applicable since dollar value and number of shares will be based on the equivalent value of 25,000 Options to purchase shares of Company stock.

Past Awards under the 2011 Director Plan

Over the five years since the 2011 Director Plan’s inception, the Company has awarded under this plan Options with respect to 725,000 shares of MDC common stock to all Non-Employee Directors as a group.

The Board of Directors recommends a vote FOR the adoption of the Second Amendment to the M.D.C. Holdings, Inc. 2011 Stock Option Plan for Non-Employee Directors.

AUDIT COMMITTEE REPORT

The following Report of the Audit Committee shall not be deemed to be "filed" with the SEC or to be subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended. The report shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Management is responsible for the Company's internal controls and the financial reporting process. The Company's independent registered public accounting firm, Ernst & Young LLP ("independent auditors"), are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and for issuing a report thereon. The Audit Committee generally meets monthly, or more often as necessary, to fulfill its responsibility to monitor and oversee these processes, as described in the Audit Committee Charter.

The Audit Committee reviewed and discussed the audited consolidated financial statements of the Company for the year ended December 31, 2015 with the Company's management, the independent auditors and the Company's internal audit department. The Audit Committee has discussed with the independent auditors the matters required to be discussed by applicable standards of the Public Company Accounting Oversight Board (PCAOB).

The Audit Committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the PCAOB regarding independent auditors’ communications with audit committees concerning independence, and has discussed with the independent auditors their independence status.

Based on the review and discussions described above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2015 for filing with the SEC.

AUDIT COMMITTEE

Paris G. Reece III, Chairman
Raymond T. Baker
Herbert T. Buchwald

TRANSACTIONS WITH RELATED PERSONS

The Company leases its headquarters office space at 4350 S. Monaco Street, Denver CO 80237. Approximately 5,437 square feet in the Company's office building at 4350 S. Monaco Street is subleased by an entity affiliated with Mr. Mizel, for which it paid rent in 2015 to the Company of $113,865.

During 2015, the Company paid a firm owned by Carol Mizel, Mr. Mizel's spouse, $120,000 for consulting services in connection with corporate and consumer marketing, merchandising, design work, human resources development, product development, and such other matters as were requested by the Company's senior management. The firm, Mizel Design and Decorating Company, provided these services under an Independent Contractor Agreement with the Company, dated as of January 1, 2005. The Company also provides Ms. Mizel with office space in the Company's office building at 4350 S. Monaco Street, which has an estimated annual rental value of approximately $5,000.

Effective as of January 1, 2005, and August 2, 2007, Larry A. Mizel, Chief Executive Officer, and David D. Mandarich, President and Chief Operating Officer, each entered into lease agreements for their non-business use of Company aircraft when the aircraft are not required for Company business. The lease agreements require payment of the Incremental Expenses incurred by the Company for each non-business use, as defined in the lease agreements. The Incremental Expenses represent the maximum reimbursement permitted by the Federal Aviation Administration in Federal Aviation Regulation Part 91.501(d). The executive officers also pay the federal excise tax for the non-business use of the aircraft. Copies of the lease agreements have been filed with the SEC on Form 8-K and Form 10-Q. At the end of 2014, Mr. Mizel and Mr. Mandarich had cash balances of approximately $102,000 and $30,000, respectively, deposited with the Company for future non-business aircraft use. During 2015, they deposited additional amounts with the Company, in advance, of approximately $217,000 and $81,000, respectively. They each incurred approximately $214,000 and $80,000, respectively, in actual lease payments for 2015. Accordingly, they each had a cash balance at the end of the year of approximately $105,000 and $30,000, respectively. In addition, when seats on the aircraft are available on a business flight and occupied for non-business purposes, income is imputed to the executive officer, who pays federal income tax based on the SIFL rules of the Internal Revenue Service.

REVIEW OF TRANSACTIONS WITH RELATED PERSONS

Our policies require that full information be disclosed regarding transactions with related persons, without mandating how such transactions are to be addressed, so that they may be considered on their own merits. Specifically, our Corporate Code of Conduct, in addressing conflicts of interest, notes that personal interests of our employees and Directors and their family members could come into conflict, or create the appearance of a conflict, with the Company's interest. Accordingly, the Code of Conduct requires all employees (including our executive officers) and our Directors to immediately report conflicts of interest or transactions that could create the appearance of a conflict of interest. These reports are to be made immediately to a Company compliance officer (as identified in the Code of Conduct), the Company's Asset Management Committees, or, for members of the Company's Board of Directors, to the Audit Committee, for a determination as to compliance with the Code of Conduct.

In addition, the Audit Committee's charter provides for the Committee to be informed of related party transactions. In support of this and the Company's SEC reporting requirements, the following written procedure has been adopted. Specifically, the Directors and executive officers are to report to the Company's legal department all related party transactions between the Company (or any of its subsidiaries) and any of the executive officers and Directors, including any of their family members. Also, our CFO reports on a monthly basis to the Audit Committee as to the best of the CFO’s, CEO’s, and COO’s knowledge, whether or not any related party transactions have occurred.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Company's executive officers and Directors and certain beneficial owners of more than ten percent of the Company's common stock are required under Section 16(a) of the Securities Exchange Act of 1934, as amended, to file initial reports of ownership and reports of changes in ownership of common stock of the Company with the SEC and furnish copies of those reports to the Company. Based solely upon a review of the copies of reports furnished to the Company and, in certain cases, written representations, the Company believes that during the year ended December 31, 2015, all such reports were filed on a timely basis.

PROPOSAL FIVE	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee is responsible for the selection, oversight, retention and termination of our independent auditors. The Audit Committee has selected Ernst & Young LLP, a registered public accounting firm, as our independent auditors for 2016. The Audit Committee and the Board seek shareholder ratification of this selection. The Audit Committee may, in its discretion, direct the appointment of another independent registered public accounting firm at any time during the fiscal year.

The Board of Directors recommends a vote FOR ratification of the selection of Ernst & Young LLP as the Company's independent registered public accounting firm.

A representative of Ernst & Young LLP is expected to be present at the Meeting and will have the opportunity to make a statement if so desired and will be available to respond to appropriate questions.

Audit Fees and All Other Fees

A summary of the fees of Ernst & Young LLP for the years ended December 31, 2015 and 2014 are set forth below:

	2015 Fees	2014 Fees
Audit Fees [1]	$1,125,374	$920,840
Audit-Related Fees	--	--
Tax Fees [2]	12,000	37,000
All Other Fees [3]	2,148	2,680
Total Fees	$1,139,522	$960,520

1 Consists of fees and expenses for the audit of consolidated financial statements, SAS 100 interim reviews, the audit of internal control over financial reporting and services rendered in connection with statutory and regulatory filings (includes the audit of HomeAmerican). 2014 fees also included services rendered in connection with the offering of senior notes.

2 Consists of fees and expenses for miscellaneous tax consulting services.

3 Consists of fees for access to Ernst & Young LLP online resources.

Audit Committee Pre-Approval Procedures

Under the procedures established by the Audit Committee, all audit services and all non-audit services by the Company's auditors are to be pre-approved by the Audit Committee, subject to the de minimus exception provided under Section 202 of the Sarbanes-Oxley Act of 2002. In certain cases, pre-approval is provided by the committee for up to a year as to particular categories of services, subject to a specific budget. The committee also has delegated to each of its members the authority to grant pre-approvals, such pre-approvals to be presented to the full committee at the next scheduled meeting. For 2015 and 2014, all of the fees included under the headings "Audit-Related Fees," "Tax Fees" and "All Other Fees" above were pre-approved by the Audit Committee.

OTHER MATTERS

Management and the Board of Directors of the Company know of no matters to be brought before the Meeting other than the proposals set forth above. If you grant a proxy, each of the persons named as proxy holder, Michael Touff and Joseph H. Fretz, or their nominees or substitutes, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Meeting. If for any unforeseen reason, any of our nominees are not available as a candidate for Director, the proxy holder may vote your proxy for such other candidate or candidates nominated by our Board.

SHAREHOLDER PROPOSALS

Any proposal a shareholder desires to present at the 2017 Annual Meeting of Shareholders and to have included in the Company's proxy soliciting materials pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended, must be received in writing by the Secretary of the Company not later than October 15, 2016. However, if the date of the 2017 Annual Meeting changes by more than 30 days from the date of the 2016 Annual Meeting, then the deadline is a reasonable time before the Company begins to print and mail its proxy materials as the Company shall inform the shareholders.

For shareholder proposals submitted outside the Rule 14a-8 process, the Company's By-Laws provide that only business properly brought before a meeting will be conducted. For business to be properly brought before a meeting by a shareholder, the shareholder must give timely notice thereof in writing to the Secretary of the Company. To be timely, the notice must be delivered to, or mailed and received at, the principal executive offices of the Company not less than 60 days nor more than 90 days prior to the meeting; however, in the event that less than 75 days' notice or prior public disclosure of the date of such meeting is given or made to shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the 10th day following the day on which notice of the date of the meeting was mailed or such public disclosure was made. A shareholder's notice to the Secretary shall set forth as to each matter the shareholder proposes to bring before the meeting: (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (ii) the name and record address of the shareholder proposing such business, (iii) the class and number of shares of the Company which are beneficially owned by the shareholder and (iv) any material interest of the shareholder in such business.

If notice of a proposal is not submitted in writing and received by the Company at the address appearing on the first page of this proxy statement by the dates described above, then the proposal will be deemed untimely under Rule 14a-4 of the Securities Exchange Act of 1934 and the persons appointed as the Company's proxies will have the right to exercise discretionary voting authority with respect to the proposal.

INCORPORATION BY REFERENCE

The Company hereby incorporates by reference into this Proxy Statement Note 13 (Deferred Compensation Retirement Plans) and Note 21 (Stock-Based Compensation) to the Consolidated Financial Statements from Item 8 of its annual report on Form 10-K for the fiscal year ended December 31, 2015, filed with the Securities and Exchange Commission on February 3, 2016.

BY THE ORDER OF THE BOARD OF DIRECTORS,

Larry A. Mizel
Chairman of the Board

APPENDIX A

M.D.C. HOLDINGS, INC.

2011 EQUITY INCENTIVE PLAN

[As Previously Amended]

M.D.C HOLDINGS, INC. 2011 EQUITY INCENTIVE PLAN	i

	8.4	Forfeiture; Other Restrictions	14
	8.5	Restricted Stock Units	14
	8.6	Termination of Service	14
	8.7	Stockholder Privileges	14

9	QUALIFIED PERFORMANCE BASED COMPENSATION		15
	9.1	Grant or Vesting of Award Subject to Objective Performance Goals	15
	9.2	Establishment of Performance Goals	15
	9.3	Achievement of Performance Goals	15
	9.4	Committee to Comply with Section 162(m)	15

10	OTHER STOCK-BASED AWARDS		16

11	DIVIDENDS AND DIVIDEND EQUIVALENTS		16

12	TAX WITHHOLDING		16

13	PARACHUTE LIMITATIONS		17

14	EFFECT OF CHANGES IN CAPITALIZATION		17
	14.1	Changes in Stock	17
	14.2	Change of Control	18
	14.3	Reorganization in Which the Company Is the Surviving Entity and in Which No Change of Control Occurs	18
	14.4	Adjustment	19
	14.5	No Limitations on the Company	19

15	REQUIREMENTS OF LAW		19
	15.1	General	19
	15.2	Rule 16b-3	20

16	GENERAL PROVISIONS		20
	16.1	Disclaimer of Rights	20
	16.2	Nontransferability of Awards	20
	16.3	Changes in Accounting or Tax Rules	21
	16.4	Nonexclusivity of the Plan	21
	16.5	Captions	21
	16.6	Other Award Agreement Provisions	21
	16.7	Other Employee Benefits	21
	16.8	Severability	21
	16.9	Governing Law	21
	16.10	Section 409A	21

17	AMENDMENT, MODIFICATION AND TERMINATION		22
	17.1	Amendment, Modification, and Termination	22
	17.2	Awards Previously Granted	22

18	STOCKHOLDER APPROVAL; EFFECTIVE DATE OF PLAN		22

M.D.C HOLDINGS, INC. 2011 EQUITY INCENTIVE PLAN	ii

19	DURATION	22

20	EXECUTION	23

M.D.C HOLDINGS, INC. 2011 EQUITY INCENTIVE PLAN	iii

M.D.C HOLDINGS, INC. 2011 EQUITY INCENTIVE PLAN	iii

M.D.C. HOLDINGS, INC.

2011 EQUITY INCENTIVE PLAN

1	INTRODUCTION

1.1     Establishment. M.D.C. Holdings, Inc., a Delaware corporation (the “Company”), hereby establishes the M.D.C. Holdings, Inc. 2011 Equity Incentive Plan (the “Plan”). The Plan permits the grant of incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock, restricted stock units, and other stock-based and cash awards in accordance with the terms hereof.

1.2     Purpose. The Plan is intended to enhance the Company’s and its Affiliates’ (as defined herein) ability to attract and retain highly qualified officers, key employees, and other persons, and to motivate such persons to serve the Company and its Affiliates and to expend maximum effort to improve the business results and earnings of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company.

1.3    Effect on Existing Agreements. Nothing in the Plan is intended to abrogate the rights of any Participant under any contract or agreement existing between the Participant and the Company, or any subsequent amendments or modifications of such contract or agreement, and all Awards granted under the Plan and actions taken with respect to the Plan shall be subject to the terms of any contract or agreement between the Participant and the Company.

2	DEFINITIONS

For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

2.1     “Affiliate” means with respect to the Company, (i) any company or other trade or business that controls, is controlled by or is under common control with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including without limitation, any Subsidiary, and (ii) any corporation or other entity controlling, controlled by, or under common control with the Company, including any member of an affiliated group of which the Company is a common parent corporation or subsidiary corporation (within the meaning of Section 424 of the Code).

2.2     “Award” means a grant under the Plan of an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, or Other Stock-Based Award.

2.3     “Award Agreement” means the written or electronic agreement setting forth the terms and conditions applicable to each Award. The Award Agreement is subject to the terms and conditions of the Plan. In the event of any inconsistency between the provisions of the Plan and any Award Agreement, the provisions of the Plan shall govern, except to the extent the Plan

M.D.C HOLDINGS, INC. 2011 EQUITY INCENTIVE PLAN

would be considered to provide an additional benefit as determined under Sections 409A and 424 of the Code.

2.4     “Benefit Arrangement” means as defined in Section 13.

2.5     “Board” or “Board of Directors” means the board of directors of M.D.C. Holdings, Inc.

2.6     “Business Combination” means as defined in Section 2.8.

2.7     “Cause” means, as determined by the Committee and unless otherwise provided in an employment, consulting or other services agreement, if any, between the Employee and the Company or an Affiliate, (i) any willful breach of any material written policy of the Company or an Affiliate that is materially detrimental to the Company or the Affiliate; (ii) engaging in any conduct involving moral turpitude that is materially detrimental to the Company or an Affiliate, including, but not limited to, misappropriation or conversion of assets of the Company or an Affiliate (other than immaterial assets); (iii) a conviction of or entry of a plea of nolo contendere to a felony; or (iv) a material breach by the Employee of any term of any employment, consulting or other services, confidentiality, intellectual property or non-competition agreements, if any, between the Employee and the Company or an Affiliate. No act or failure to act by the Employee shall be deemed “willful” if done, or omitted to be done, by him or her in good faith and with the reasonable belief that his or her action or omission was in the best interest of the Company or an Affiliate.

2.8     “Change of Control” means and shall be deemed to have occurred upon the occurrence of:

(a)      the acquisition by any individual, entity, or group (within the meaning of Sections 13(d)(3) or 14(d)(2) of the Exchange Act (a “Person”) of “beneficial ownership” (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% of the combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of directors;

(b)      the individual directors of the Board as of the Effective Date (the “Incumbent Directors”) cease to constitute at least half of the Board within a twelve-month period; provided, however, that for purposes of this paragraph, any new director whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least a of two-thirds of the Incumbent Directors at the beginning of such twelve-month period shall be considered an Incumbent Director;

(c)      consummation, in one transaction or a series of related transactions, of a reorganization, merger, or consolidation of the Company or sale or other disposition, direct or indirect, of all or substantially all of the assets of the Company (a “Business Combination”), in each case, unless, following such Business Combination, the Persons who were the “beneficial owners” of outstanding voting securities of the Company immediately prior to such Business Combination “beneficially own,” by reason of such ownership of the Company’s voting securities immediately before the Business Combination, more than 50% of the combined voting power of the company resulting from such Business Combination

M.D.C HOLDINGS, INC. 2011 EQUITY INCENTIVE PLAN	2

(including, without limitation, a company which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership of the outstanding voting securities of the Company immediately prior to such Business Combination; or

(d)      approval by those Persons holding the voting securities of the Company of a complete liquidation or dissolution of the Company.

Notwithstanding the foregoing, solely with respect to any Award that is subject to Section 409A of the Code and payable upon a Change of Control, the term “Change of Control” shall mean an event described in one or more of the foregoing provisions of this definition, but only if it also constitutes a “change in control event” within the meaning of Treas. Reg. Section 1.409A-3(i)(5).

2.9      “Code” means the Internal Revenue Code of 1986, as amended, and the regulations, interpretations, and administrative guidance issued thereunder.

2.10     “Committee” means the Compensation Committee of the Board or any committee designated by the Board to administer the Plan. The Compensation Committee or the Board may designate one or more subcommittees to (i) consist solely of persons who satisfy the applicable requirements of any stock exchange or national market system on which the shares of Stock may be listed, (ii) consist solely of persons who qualify as an “outside director” within the meaning of Section 162(m) of the Code, and (iii) consist solely of persons who qualify as a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Exchange Act.

2.11     “Company” means M.D.C. Holdings, Inc., a Delaware corporation.

2.12     “Corporate Event” means an event described in Section 14.1.

2.13    “Disabled” or “Disability” means, unless otherwise provided in an employment, consulting or other services agreement, if any, between the Participant and the Company or an Affiliate, the Participant is unable to perform each of the essential duties of such Participant’s position by reason of a medically determinable physical or mental impairment which is potentially permanent in character or which can be expected to last for a continuous period of not less than 12 months; provided that, the following shall apply:

(a)     With respect to rules regarding expiration of an Incentive Stock Option following termination of the Participant’s Service, Disability has the meaning set forth in Section 22(e)(3) of the Code.

(b)     With respect to any Award subject to Section 409A of the Code, the Participant is: (i) unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months; (ii) by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, is receiving income replacement benefits for a period of not less than three months under an accident or health plan

M.D.C HOLDINGS, INC. 2011 EQUITY INCENTIVE PLAN	3

covering employees of the Participant’s employer; or (iii) determined to be totally disabled by the Social Security Administration.

2.14     “Dividend Equivalent” means a right granted under Section 11.

2.15     “Effective Date” means the effective date of the Plan, which is the date the Plan was approved by the stockholders of the Company, and no Awards may be granted under the Plan after it has been in effect for ten years.

2.16     “Employee” means any individual who is a common-law employee of the Company or an Affiliate determined in accordance with the Company’s standard personnel policies and practices.

2.17     “Exchange Act” means the U.S. Securities Exchange Act of 1934, as it may be amended from time to time, or any successor act thereto.

2.18     “Exercise Price” means the price at which a share of Stock may be purchased pursuant to the exercise of an Option.

2.19     “Fair Market Value” means the value of a share of Stock as of a particular day, determined as follows: (a) the closing sale price reported for such share on the national securities exchange or national market system on which such stock is principally traded, or if no sale of shares is reported for such day, on the next preceding day on which a sale was reported, or (b) if the shares of Stock are not then listed on a national securities exchange or national market system, or the value of such shares is not otherwise determinable, such value as determined by the Committee in good faith in its sole discretion consistent with the requirements under Section 409A of the Code.

2.20     “Family Member” means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of the Participant, a trust in which any one or more of these persons (or the Participant) in the aggregate have more than fifty percent (50%) of the beneficial interest, a foundation in which any one or more of these persons (or the Participant) in the aggregate control the management of assets, and any other entity in which one or more of these persons (or the Participant) in the aggregate own more than fifty percent (50%) of the voting interests; provided, however, that to the extent required by applicable law, the term Family Member shall be limited to a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of the Participant or a trust or foundation for the benefit of any one or more of these persons.

2.21     “Good Reason” means, unless otherwise provided in an employment, consulting or other services agreement, if any, between the Employee and the Company or an Affiliate, (i) a material reduction in the Participant’s base salary, (ii) a material diminution of the Participant’s title, office, position or authority, excluding for this purpose an action not taken in bad faith and which is remedied within twenty (20) days after receipt of written notice thereof given by the Participant, (iii) the assignment to the Employee of any duties inconsistent with the Participant’s

M.D.C HOLDINGS, INC. 2011 EQUITY INCENTIVE PLAN	4

position (including status or reporting requirements), authority, or material responsibilities, or the removal of the Employee’s authority or material responsibilities, excluding for this purpose an action not taken in bad faith and which is remedied by the Company within twenty (20) days after receipt of notice thereof given by the Participant, (iv) a transfer of the Participant’s primary workplace by more than fifty (50) miles from the current workplace, or (v) a material breach of any term of any employment, consulting or other services agreement, if any, between the Employee and the Company or an Affiliate by the Company which is not remedied within twenty (20) days after receipt of written notice thereof given by the Participant.

2.22     “Grant Date” means, as determined by the Committee, the latest to occur of (i) the date on which the Committee approves an Award, (ii) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 5, or (iii) such other date as may be specified by the Committee in the Award Agreement.

2.23     “Grant Price” means the per share exercise price of a Stock Appreciation Right granted to a Participant under Section 7.

2.24    “Incentive Stock Option” means an Option to purchase shares of Stock designated as an Incentive Stock Option that is intended to meet the requirements of Section 422 of the Code.

2.25     “Incumbent Directors” means as defined in Section 2.8.

2.26     “Minimum Statutory Withholding” means as defined in Section 12.

2.27     “Non-Qualified Stock Option” means any Option other than an Incentive Stock Option.

2.28     “Option” means an option to purchase one or more shares of Stock at a stated or formula price for a specified period of time. An Option granted under the Plan shall be either an Incentive Stock Option or a Non-Qualified Stock Option.

2.29     “Other Agreement” means as defined in Section 13.

2.30     “Other Stock-Based Award” means an Award that is granted to a Participant under Section 10.

2.31      “Parachute Payment” means as defined in Section 13.

2.32     “Participant” means any eligible Employee who at the sole discretion of the Committee is granted an Award under the Plan.

2.33      “Person” means as defined in Section 2.8.

2.34     “Plan” means this M.D.C. Holdings, Inc. 2011 Equity Incentive Plan, as amended from time to time.

2.35     “Restricted Stock” means an Award of shares of Stock granted under Section 8.

M.D.C HOLDINGS, INC. 2011 EQUITY INCENTIVE PLAN	5

2.36     “Restricted Stock Unit” or “RSU” means a bookkeeping entry representing the equivalent of shares of Stock granted under Section 8.

2.37     “Restriction Period” means the period during which Restricted Stock and Restricted Stock Units are subject to a substantial risk of forfeiture (based upon the passage of time, the achievement of performance goals or upon the occurrence of other events as determined by the Committee, in its discretion), as provided in Sections 8.3 and 8.4.

2.38     “Securities Act” means the U.S. Securities Act of 1933, as it may be amended from time to time, or any successor act thereto.

2.39     “Service” means service as an Employee of the Company or an Affiliate. Unless otherwise stated in the applicable Award Agreement, a Participant’s change in position or duties shall not result in interrupted or terminated Service, so long as such Participant continues to be a Employee of the Company or an Affiliate. Subject to the preceding sentence, whether a termination of Service shall have occurred for purposes of the Plan shall be determined by the Committee, which determination shall be final, binding and conclusive. Notwithstanding the foregoing, solely with respect to any Award that is subject to Section 409A of the Code and payable upon a termination of Service, a Participant shall be considered to have terminated Service with the Company or an Affiliate only when the Participant incurs a “separation from service” with respect to the Company or an Affiliate within the meaning of Section 409A(a)(2)(A)(i) of the Code.

2.40     “Stock” or “Common Stock” means a share of M.D.C. Holdings, Inc., common stock, $0.01 par value per share.

2.41     “Stock Appreciation Right” or “SAR” means an Award granted under Section 7.

2.42     “Subsidiary” means any “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code.

2.43     “Substitute Awards” means Awards granted in substitution for, or in assumption of, outstanding awards previously granted by an entity acquired by the Company or a Subsidiary or an Affiliate or with which the Company or Subsidiary or Affiliate combines. The terms and conditions of any Substituted Awards shall comply with the requirements for substitutions of awards made in connection with a corporate transaction or certain other adjustments that are not treated as modifications under Treas. Reg. Section 1.424-1 and Section 409A of the Code, as applicable.

3	PLAN ADMINISTRATION

3.1          General. The Plan shall be administered by the Committee, which shall have full power and authority to take all actions and to make all determinations as are required or permitted under the Plan. In accordance with the provisions of the Plan, the Committee shall, in its sole discretion, select the Participants from among the eligible individuals described in Section 5, determine the Awards to be made pursuant to the Plan, or shares of Stock to be issued thereunder and the time at which such Awards are to be made, fix the Option Price (or Grant Price), period and manner in which an Option (or Stock Appreciation Right) becomes exercisable, establish the

M.D.C HOLDINGS, INC. 2011 EQUITY INCENTIVE PLAN	6

duration and nature of Restricted Stock or Restricted Stock Unit restrictions, establish the terms and conditions applicable to, and establish such other terms and requirements of the various compensation incentives under the Plan as the Committee may deem necessary or desirable and consistent with the terms of the Plan. The Committee shall determine the form of the Award Agreements with Participants that shall evidence the particular provisions, terms, conditions, rights and duties of the Company and the Participants with respect to Awards granted pursuant to the Plan, which provisions need not be identical except as may be provided herein. The Committee may amend, modify, or supplement the terms of any outstanding Award including, but not limited to, amending an Award or exercising discretion under an Award or under the Plan to: (i) accelerate the date on which an Award becomes vested, exercisable, or transferable, (ii) extend the term of any Award, including the period following the termination of the Participant’s Service to the Company during which the Award shall remain outstanding, (iii) waive any conditions with regard to vesting, exercisability, or transferability of an Award, and (iv) recognize differences in local law, tax policy, or custom with regard to Awards made to foreign nations or individuals who are employed outside the United States. Notwithstanding the foregoing, no amendment or modification may be made to an outstanding Option or Stock Appreciation Right that (i) causes the Option or Stock Appreciation Right to become subject to Section 409A of the Code, (ii) reduces the Exercise Price or Grant Price, either by lowering the Exercise Price or Grant Price or by canceling the outstanding Option or Stock Appreciation Right and granting a replacement Option or Stock Appreciation Right with a lower Exercise Price or Grant Price, or (iii) would be treated as a repricing under the rules of the exchange upon which shares of Stock of the Company trade, without, with respect to item (i), the Participant’s written prior approval, and with respect to items (ii) and (iii), without the approval of the stockholders of the Company, provided, that appropriate adjustments may be made to outstanding Options and Stock Appreciation Rights pursuant to Section 14.

As a condition to any Award, the Committee shall have the right, at its discretion, to require Participants to return to the Company Awards previously granted under the Plan. Subject to the terms and conditions of the Plan, any such subsequent Award shall be upon such terms and conditions as are specified by the Committee at the time the new Award is granted. The Company may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Participant on account of actions taken by the Participant in violation or breach of or in conflict with any non-competition agreement, any agreement prohibiting solicitation of employees or clients of the Company or any Affiliate thereof or any confidentiality obligation with respect to the Company or any Affiliate thereof or otherwise in competition with the Company or any Affiliate thereof, to the extent specified in such Award Agreement applicable to the Participant. Furthermore, the Committee may annul an Award if the Participant is an employee of the Company or an Affiliate thereof and is terminated for Cause as defined in the applicable Award Agreement or the Plan, as applicable.

The Committee may from time to time adopt such rules and regulations for carrying out the purposes of the Plan as it may deem proper and in the best interests of the Company. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award Agreement entered into hereunder in the manner and to the extent it shall deem expedient and it shall be the sole and final judge of such expediency. The determinations, interpretations and other actions of the Committee pursuant to the provisions of the Plan shall be binding and conclusive for all purposes and on all persons.

M.D.C HOLDINGS, INC. 2011 EQUITY INCENTIVE PLAN	7

3.2     Delegation by the Committee. The Committee may, from time to time, delegate, to specified officers of the Company, the power and authority to grant or document Awards under the Plan to specified groups of eligible individuals, subject to such restrictions and conditions as the Committee, in its sole discretion, may impose. The delegation shall be as broad or as narrow as the Committee shall determine. To the extent that the Committee has delegated the authority to determine certain terms and conditions of an Award, all references in the Plan to the Committee’s exercise of authority in determining such terms and conditions shall be construed to include the officer or officers to whom the Committee has delegated the power and authority to make such determination. However, any delegation (a) shall not result in the loss of an exemption under Rule 16b-3(d) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Company, and there shall be no delegation of authority to grant awards to any Section 16 person, (b) will not cause Awards intended to qualify as “performance-based” compensation under Code Section 162(m) to fail to so qualify, (c) will not result in a related-person transaction with an executive officer required to be disclosed under Item 404(a) of Regulation S-K (in accordance with Instruction 5.a.ii thereunder) under the Exchange Act and (d) shall be permitted under Section 157 and other applicable provisions of the Delaware General Corporation Law.

3.3     Limitations on Authority. The Committee shall, in exercising its discretion under the Plan, comply with all contractual and legal obligations of the Company or the Committee in effect from time to time, whether contained in the Company’s charter, bylaws, or other binding contract, or in the Compensation Committee’s charter, or in applicable law.

3.4     Deferral Arrangement. The Committee may permit or require the deferral of any Award payment into a deferred compensation arrangement, subject to such rules and procedures as it may establish in accordance with Section 409A of the Code, which may include provisions for the payment or crediting of interest or Dividend Equivalents, including converting such credits into deferred Stock units.

3.5     No Liability. No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any Award or any Award Agreement.

3.6     Book Entry. Notwithstanding any other provision of this Plan to the contrary, the Company may elect to satisfy any requirement under this Plan for the delivery of stock certificates through the use of electronic or other forms of book-entry including, but not limited to, uncertificated forms maintained electronically.

4	STOCK SUBJECT TO THE PLAN

4.1     Number of Shares. Subject to adjustment as provided in Section 14, the maximum number of shares of Stock available for issuance under the Plan shall be 4,275,000 shares. Subject to adjustment as provided in Section 14, 4,275,000 shares of Stock available for issuance under the Plan shall be available for issuance pursuant to Incentive Stock Options. Such maximum numbers may be increased from time to time by approval of the Board and by the stockholders of the Company if, in the opinion of counsel for the Company, stockholder approval is required. Stock issued or to be issued under the Plan shall be authorized but unissued shares;

M.D.C HOLDINGS, INC. 2011 EQUITY INCENTIVE PLAN	8

or, to the extent permitted by applicable law, issued shares that have been reacquired by the Company.

4.2     Individual Award Limits.      Subject to adjustment as provided in Section 14, the maximum number or value of shares of Stock that may be covered by an Award granted under the Plan (other than Substitute Awards) to a single Participant in any calendar year shall not exceed the shares of Stock available for issuance under the Plan under Section 4.1.

4.3     Share Counting. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem Awards) and make adjustments in accordance with Section 14. If the Exercise Price of any Option granted under the Plan, or if pursuant to Section 12 the tax withholding obligation of any Participant with respect to an Option or other Award, is satisfied by tendering shares of Stock to the Company or by withholding shares of Stock, the number of shares of Stock issued net of the shares of Stock tendered or withheld shall be deemed delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan. To the extent that an Award under the Plan is canceled, expired, forfeited, settled in cash, settled by issuance of fewer shares than the number underlying the Award, or otherwise terminated without delivery of shares to the Participant, the shares of Stock retained or returned to the Company will also be available under the Plan.

5	ELIGIBILITY AND PARTICIPATION

Subject to the provisions of this Plan, the Committee may, from time to time, select from all Employees of the Company or an Affiliate to whom Awards shall be granted; provided, however, to the extent required under Section 409A of the Code, an Affiliate of the Company shall include only an entity in which the Company possesses at least twenty percent (20%) of the total combined voting power of the entity’s outstanding voting securities or such other threshold ownership percentage permitted or required under Section 409A of the Code. An Employee may receive more than one Award, subject to such restrictions as are provided herein.

6	STOCK OPTIONS

6.1     Grant of Options. Subject to the provisions of this Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee, it its sole discretion; provided that Incentive Stock Options may be granted only to eligible Employees of the Company or of any parent corporation or subsidiary corporation (as permitted by Section 422 of the Code).

6.2     Award Agreement. Each Option granted under the Plan shall be evidenced by an Award Agreement that shall specify the Exercise Price, the number of shares of Stock covered by the Option, the maximum term of the Option, the conditions upon which an Option shall become vested and exercisable and such other provisions as the Committee shall determine, consistent with the terms of the Plan. The Award Agreement shall specify whether the Option is intended to be an Incentive Stock Option or a Non-Qualified Stock Option.

M.D.C HOLDINGS, INC. 2011 EQUITY INCENTIVE PLAN	9

(a)     Exercise Price. The Exercise Price for each Option shall be as determined by the Committee and shall be specified in the Award Agreement. The Exercise Price shall be: not less than one hundred percent (100%) of the Fair Market Value of a share of Stock on the Grant Date; provided, however, that the foregoing minimum Exercise Price shall not apply to Substitute Awards. In no case shall the Exercise Price of any Option be less than the par value of a share of Stock.

(b)     Number of Shares. Each Award Agreement shall state that it covers a specified number of shares of Stock, as determined by the Committee.

(c)     Term. Each Option shall terminate as set forth in the Award Agreement and all rights to purchase shares of Stock shall expire at such time as the Committee shall determine at the time of grant; provided, however, no Option shall be exercisable later than the tenth (10th) anniversary of the Grant Date.

(d)     Restrictions on Exercise. The Award Agreement shall set forth any installment or other restrictions on exercise of the Option during the term of the Option. Each Option shall become exercisable and shall vest over such period of time, or upon such events, as determined by the Committee.

6.3     Exercise of Option.

(a)     Manner of Exercise. An Option granted hereunder shall be exercised, in whole or in part, by providing written or electronic notice, on a form provided by the Company, to an employee as designated by the Company, specifying the number of shares of Stock to be purchased and accompanied by full payment of the Exercise Price for the shares and satisfaction of any tax withholding requirements.

(b)     Payment. A condition to the issuance or other delivery of shares of Stock as to which an Option shall be exercised shall be the payment of the Exercise Price and satisfaction of any tax withholding requirements. The Exercise Price of an Option shall be payable to the Company in full, in any method permitted under the Award Agreement, including: (i) in cash or in cash equivalents acceptable to the Company; (ii) by tendering unrestricted shares of Stock already owned by the Participant (for at least six (6) months or such other period as may be required by the Committee in order to comply with applicable law and to avoid adverse accounting consequences) on the date of surrender to the extent the shares of Stock have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the shares as to which such Option shall be exercised, provided that, in the case of an Incentive Stock Option, the right to make payment in the form of already owned shares of Stock may be authorized only at the time of grant, (iii) any other method approved or accepted by the Committee in its sole discretion, including, but not limited to a cashless (broker-assisted) exercise (although limitations might apply to certain executive officers), or (iv) any combination of the foregoing. Unless otherwise determined by the Committee, all payments under all of the methods indicated above shall be paid in United States dollars.

(c)     Delivery of Shares. Promptly after the exercise of an Option by a Participant and the payment in full of the Exercise Price, such Participant shall be entitled to the

M.D.C HOLDINGS, INC. 2011 EQUITY INCENTIVE PLAN	10

issuance of certificates evidencing such Participant’s ownership of the shares of Stock purchased upon exercise of the Option. Notwithstanding any other provision of this Plan to the contrary, the Company may elect to satisfy any requirement under this Plan for the delivery of certificates through the use of electronic or other forms of book-entry.

6.4     Termination of Service. Each Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s Service. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.

6.5     Limitations on Incentive Stock Options.

(a)     Initial Exercise. The aggregate Fair Market Value of the shares of Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant in any calendar year, under the Plan or otherwise, shall not exceed $100,000. For this purpose, the Fair Market Value of the shares of Stock shall be determined as of the Grant Date and each Incentive Stock Option shall be taken into account in the order granted.

(b)     Ten Percent Stockholders. An Incentive Stock Option granted to a Participant who is the holder of record of more than ten percent (10%) of the combined voting power of all classes of stock of the Company shall have an Exercise Price at least equal to one hundred and ten percent (110%) of the Fair Market Value of a share of Stock on the Grant Date of the Option and the term of the Option shall not exceed five (5) years.

(c)     Notification of Disqualifying Disposition. If any Participant shall make any disposition of shares of Stock acquired pursuant to the exercise of an Incentive Stock Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), the Participant shall notify the Company of such disposition within ten (10) days thereof.

(d)     Limitations on Exercise. No Incentive Stock Option shall be exercisable as an Incentive Stock Option more than three (3) months after the Participant ceases to be an Employee for any reason other than death or Disability, or more than one (1) year after the Participant ceases to be an Employee due to death or Disability.

6.6     Transferability. Except as provided in Section 6.7, during the lifetime of a Participant, only the Participant (or, in the event of legal incapacity or incompetency, the Participant’s guardian or legal representative) may exercise an Option. Except as provided in Section 6.7, no Option shall be assignable or transferable by the Participant to whom it is granted, other than by will or the laws of descent and distribution.

6.7     Family Transfers. If authorized in the applicable Award Agreement, a Participant may transfer, not for value, all or part of an Option to any Family Member. For the purpose of this Section 6.7, a “not for value” transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) unless applicable law does not permit such transfers, a transfer to an entity in which more than fifty percent (50%) of the voting interests are owned by Family Members (or the Participant) in exchange for an

M.D.C HOLDINGS, INC. 2011 EQUITY INCENTIVE PLAN	11

interest in that entity. Following a transfer under this Section 6.7, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. Subsequent transfers of transferred Options are prohibited except to Family Members of the original Participant in accordance with this Section 6.7 or by will or the laws of descent and distribution. The events of termination of Service under an Option shall continue to be applied with respect to the original Participant, following which the Option shall be exercisable by the transferee only to the extent, and for the periods specified in the applicable Award Agreement.

6.8     Rights of Holders of Options. Unless otherwise stated in the applicable Award Agreement, an individual holding or exercising an Option shall have none of the rights of a stockholder of the Company (for example, the right to receive cash or dividend payments or distributions attributable to the subject shares of Stock or to direct the voting of the shares of Stock) until the shares of Stock covered thereby are fully paid and issued to such individual. Except as provided in Section 14 hereof, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.

7	STOCK APPRECIATION RIGHTS

7.1     Grant of Stock Appreciation Rights. Subject to the provisions of this Plan, Stock Appreciation Rights may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee may grant freestanding Stock Appreciation Rights, Stock Appreciation Rights that are granted in tandem with an Option, or any combination thereof.

7.2     Award Agreement. Each Stock Appreciation Right shall be evidenced by an Award Agreement that shall specify the Grant Price, the number of shares of Stock covered by the Stock Appreciation Right, the maximum duration of the Stock Appreciation Right, the conditions upon which the Stock Appreciation Right shall become vested and exercisable and such other provisions as the Committee shall determine, consistent with the terms of the Plan.

(a)     Grant Price. The Grant Price for each Stock Appreciation Right shall be determined by the Committee and shall be specified in the Award Agreement. Other than with respect to Substitute Awards, the Grant Price shall not be less than one hundred percent (100%) of the Fair Market Value of a share of Stock on the Grant Date of the Stock Appreciation Right.

(b)      Number of Shares. Each Award Agreement shall state that it covers a specified number of shares of Stock, as determined by the Committee.

(c)      Term. Each Stock Appreciation Right shall terminate and all rights with respect to the Stock Appreciation Right shall expire at such time as the Committee shall determine at the time of grant; provided, however, no Stock Appreciation Rights shall be exercisable later than the tenth (10th) anniversary of the Grant Date.

(d)     Restrictions on Exercise. The Award Agreement shall set forth any installment or other restrictions on exercise of the Stock Appreciation Right during its term. Each Stock Appreciation Right shall become exercisable and shall vest over such period of time, or upon such events, as determined by the Committee (including based on achievement of performance goals or future service requirements).

M.D.C HOLDINGS, INC. 2011 EQUITY INCENTIVE PLAN	12

7.3     Exercise of Stock Appreciation Right. A Participant desiring to exercise a Stock Appreciation Right shall give written or electronic notice, on a form provided by the Company, of such exercise to the Company with the information the Company deems reasonably necessary to exercise the Stock Appreciation Right. If a Stock Appreciation Right is issued in tandem with an Option, except as may otherwise be provided by the Committee, the Stock Appreciation Right shall be exercisable during the period that its related Option is exercisable. Upon the exercise of a Stock Appreciation Right, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(a)     The excess of the Fair Market Value of a share of Stock on the date of exercise over the Grant Price; by

(b)     The number of shares of Stock with respect to which the Stock Appreciation Right is exercised.

At the discretion of the Committee, the payment upon exercise may be in cash, shares of Stock or any combination thereof, or in any other manner approved by the Committee in its sole discretion. The Committee’s determination as to the form of settlement shall be set forth in the Award Agreement.

7.4     Effect of Exercise. If a Stock Appreciation Right is issued in tandem with an Option, the exercise of the Stock Appreciation Right or the related Option will result in an equal reduction in the number of corresponding shares of Stock subject to the Option or Stock Appreciation Right that were granted in tandem with such Stock Appreciation Right and Option.

7.5     Termination of Service. Each Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Stock Appreciation Right following termination of the Participant’s Service. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Stock Appreciation Rights issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service. Any Stock Appreciation Right issued in tandem with an Option shall be exercisable following termination of the Participant’s Service to the same extent that its related Option is exercisable following the Participant’s termination of Service.

7.6     Transferability. A Stock Appreciation Right shall only be transferable upon the same terms and conditions with respect to transferability as are specified in Sections 6.6 and 6.7 with respect to Options.

8	RESTRICTED STOCK AND RESTRICTED STOCK UNITS

8.1     Grant of Restricted Stock or Restricted Stock Units. Subject to the provisions of this Plan, the Committee at any time and from time to time, may grant shares of Restricted Stock or Restricted Stock Units to Participants in such amounts as the Committee shall determine.

8.2     Award Agreement. Each grant of Restricted Stock or Restricted Stock Units shall be evidenced by an Award Agreement that shall specify the Restriction Period, the number of shares of Restricted Stock or the number of Restricted Stock Units granted and such other provisions as the Committee shall determine.

M.D.C HOLDINGS, INC. 2011 EQUITY INCENTIVE PLAN	13

8.3     Restrictions on Transfer. Except as provided in this Plan or an Award Agreement, the shares of Restricted Stock and Restricted Stock Units may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until the end of the Restriction Period established by the Committee and specified in the Award Agreement (and in the case of Restricted Stock Units until the date of delivery or other payment), or upon earlier satisfaction or any other conditions, as specified by the Committee, in its sole discretion. All rights with respect to the Restricted Stock or Restricted Stock Units granted to a Participant shall be available during his or her lifetime only to such Participant, except as otherwise provided in an Award Agreement or at any time by the Committee.

8.4     Forfeiture; Other Restrictions. The Committee shall impose such other conditions and restrictions on any shares of Restricted Stock or Restricted Stock Units as it may deem advisable including a requirement that the Participant pay a specified amount to purchase each share of Restricted Stock, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions or restrictions under applicable laws or under the requirements of any stock exchange or market upon which shares of Stock are then listed or traded, or holding requirements or sale restrictions placed on the shares of Stock by the Company upon vesting of such Restricted Stock or Restricted Stock Units.

8.5     Restricted Stock Units. A holder of Restricted Stock Units shall have no rights other than those of a general creditor of the Company. Restricted Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement. Restricted Stock Units may be settled in cash or Stock, as determined by the Committee and set forth in the Award Agreement.

8.6     Termination of Service. Unless otherwise provided by the Committee in the applicable Award Agreement, upon the termination of a Participant’s Service with the Company or an Affiliate, any shares of Restricted Stock or Restricted Stock Units held by such Participant that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited, and the Participant shall have no further rights with respect to such Awards, including but not limited to any right to vote Restricted Stock or any right to receive dividends or Dividend Equivalents with respect to Restricted Stock or Restricted Stock Units.

8.7     Stockholder Privileges. Unless otherwise determined by the Committee and set forth in the Award Agreement:

(a)     A Participant holding shares of Restricted Stock shall generally have the rights of stockholder to vote the shares or Restricted Stock during the Restriction Period. The Committee may provide in an Award Agreement that the holder of such Restricted Stock shall be entitled to receive ordinary cash dividends actually paid with respect to the Restricted Stock in accordance with Section 11.

(b)     A Participant holding Restricted Stock Units shall have no rights of a stockholder of the Company with respect to the Restricted Stock Units. The Committee may

M.D.C HOLDINGS, INC. 2011 EQUITY INCENTIVE PLAN	14

provide in an Award Agreement that the holder of such Restricted Stock Units shall be entitled to receive Dividend Equivalents in accordance with Section 11.

9	QUALIFIED PERFORMANCE BASED COMPENSATION

9.1     Grant or Vesting of Award Subject to Objective Performance Goals. The Committee may, in its discretion, condition the grant, vesting, or payment of an Award on the attainment of one or more pre-established objective performance goals, in accordance with the “qualified performance based compensation” exception to Code Section 162(m).

9.2     Establishment of Performance Goals. All performance goals established pursuant to this Article 9 shall be objective and shall be established by the Committee within 90 days after the beginning of the period of service to which the performance goal relates (and in no event after passage of more than 25% of the period to which the performance goal relates). Performance goals may include alternate and multiple goals and shall be based on one or more of the following criteria: (a) total shareholder return; (b) return on assets, return on equity, or return on capital employed; (c) measures of profitability such as earnings per share, corporate or business-unit net income, net income before extraordinary or one-time items, earnings before interest and taxes, or earnings before interest, taxes, depreciation and amortization; (d) cash flow from operations; (e) gross or net revenues or gross or net margins; (f) levels of operating expense or other expense items reported on the income statement; (g) measures of customer satisfaction and customer service; (h) safety; (i) annual or multi-year average production growth; (j) efficiency or productivity measures such as annual or multi-year absolute or per-unit operating and maintenance costs; (k) satisfactory completion of a major project or organizational initiative with specific criteria set in advance by the Committee; (l) debt ratios or other measures of credit quality or liquidity; (m) strategic asset sales or acquisitions in compliance with specific criteria set in advance by the Committee; (n) sales and marketing measures, such as annual or multi-year “net-back” sales or the introduction of new products in accordance with specific goals set in advance by the Committee; (o) staffing and retention and (p) any criteria stated in the stockholder approved Executive Officer Performance–Based Compensation Plan (as amended). The performance goals applicable to a particular Award shall be set forth by the Committee in the Award Agreement for such Award.

9.3     Achievement of Performance Goals. The Committee shall certify in writing prior to the grant, vesting, or payment of any Award that the applicable performance goals have been satisfied. Except as may otherwise be provided herein or as may otherwise be contained in the Award Agreement (which provisions shall comply with Section 162(m)), in the event that the performance goals are not satisfied, the Award shall not be granted or become vested or payable, as applicable.

9.4     Committee to Comply with Section 162(m). Notwithstanding anything to the contrary herein, the “Committee,” for purposes of this Section 9, shall consist solely of two or more persons who qualify as “outside directors” within the meaning of Section 162(m) of the Code.

M.D.C HOLDINGS, INC. 2011 EQUITY INCENTIVE PLAN	15

10	OTHER STOCK-BASED AWARDS

From time to time during the duration of this Plan, the Committee may, in its sole discretion, adopt one or more incentive compensation arrangements for Participants pursuant to which the Participants may (i) acquire shares of Stock under the Plan, whether by purchase, outright grant, or otherwise, or (ii) receive an Award, whether payable in cash or in Stock, the value of which is determined, in whole or in part, based on the value of Common Stock. Any such arrangements shall be subject to the general provisions of this Plan and all cash payments or shares of Stock issued pursuant to such arrangements shall be made under this Plan.

11	DIVIDENDS AND DIVIDEND EQUIVALENTS

Subject to the terms of the Plan and any applicable Award Agreement, a Participant shall, if so determined by the Committee, be entitled to receive, currently, or on a deferred basis, dividends or Dividend Equivalents, with respect to the shares of Stock covered by the Award. The Committee may provide that any dividends paid on shares of Stock subject to an Award must be reinvested in additional shares of Stock, which may or may not be subject to the same vesting conditions and restrictions applicable to the Award. Notwithstanding the award of Dividend Equivalents or dividends, a Participant shall not be entitled to receive a special or extraordinary dividend or distribution unless the Committee shall have expressly authorized such receipt. All distributions, if any, received by a Participant with respect to an Award as a result of any split, Stock dividend, combination of shares of Stock, or other similar transaction shall be subject to the restrictions applicable to the original Award.

12	TAX WITHHOLDING

The Company or any Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Participant any federal, state, or local taxes, domestic or foreign, of any kind required by law with respect to the vesting of or other lapse of restrictions applicable to Awards or upon the issuance of any shares of Stock or payment of any kind upon the exercise of any Options or Stock Appreciation Rights. At the time of such vesting, lapse, payment, or exercise, the Participant shall pay to the Company or Affiliate, as the case may be, any amount that the Company or Affiliate may reasonably determine to be necessary to satisfy such withholding obligation.

Subject to the prior approval of the Company or the Affiliate, which may be withheld by the Company or the Affiliate, as the case may be, in its sole discretion, the Participant may elect to have shares of Stock withheld or to deliver shares to satisfy the minimum statutory withholding rates for federal, state and local income taxes and employment taxes that are applicable to supplemental taxable income (“Minimum Statutory Withholding”) obligations. The Participant may elect to satisfy Minimum Statutory Withholding obligations, in whole or in part, (i) by causing the Company or the Affiliate to withhold shares of Stock otherwise issuable to the Participant or (ii) by delivering to the Company or the Affiliate shares of Stock already owned by the Participant (for at least six (6) months or such other period as may be required by the Committee in order to comply with applicable law and to avoid adverse accounting consequences). The shares of Stock so delivered or withheld shall have an aggregate Fair Market Value not in excess of such withholding obligations. The Fair Market Value of the

M.D.C HOLDINGS, INC. 2011 EQUITY INCENTIVE PLAN	16

shares of Stock used to satisfy such withholding obligation shall be determined by the Committee as of the date that the amount of tax to be withheld is to be determined. A Participant who has made an election pursuant to this Section 12 may satisfy his or her withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.

13	PARACHUTE LIMITATIONS

Notwithstanding any other provision of this Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by a Participant with the Company or any Affiliate, except an agreement, contract, or understanding that expressly or impliedly modifies or excludes application of this Section 13 (an “Other Agreement”), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Participant (including groups or classes of participants or beneficiaries of which the Participant is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Participant (a “Benefit Arrangement”), if the Participant is a “disqualified individual,” as defined in Section 280G(c) of the Code, any Awards held by that Participant and any right to receive any payment or other benefit under this Plan shall not become exercisable or vested (i) to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Participant under this Plan, all Other Agreements, and all Benefit Arrangements, would cause any payment or benefit to the Participant under this Plan to be considered a “parachute payment” within the meaning of Section 280G(b)(2) of the Code as then in effect (a “Parachute Payment”) and (ii) if, as a result of receiving a Parachute Payment, the aggregate after-tax amounts received by the Participant from the Company under this Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Participant without causing any such payment or benefit to be considered a Parachute Payment. In the event that the receipt of any such right to exercise, vesting, payment, or benefit under this Plan, in conjunction with all other rights, payments, or benefits to or for the Participant under any Other Agreement or any Benefit Arrangement would cause the Participant to be considered to have received a Parachute Payment under this Plan that would have the effect of decreasing the after-tax amount received by the Participant as described in clause (ii) of the preceding sentence, then the Committee shall have the right, in its sole discretion, to designate those rights, payments, or benefits under this Plan, any Other Agreements, and any Benefit Arrangements to be reduced or eliminated so as to avoid having the payment or benefit to the Participant under this Plan be deemed to be a Parachute Payment.

14	EFFECT OF CHANGES IN CAPITALIZATION

14.1     Changes in Stock. The maximum number of shares of Stock for which Awards may be made under the Plan as set forth in Section 4.1 shall be proportionately increased or decreased for any increase or decrease in the number of shares of Stock on account of any recapitalization, reclassification, split, reverse split, combination, exchange, dividend or other distribution payable in shares of Stock, or for any other increase or decrease in such shares of Stock effected without receipt of consideration by the Company occurring after the Effective Date (any such event hereafter referred to as a “Corporate Event”). In addition, subject to the exception set forth in the second sentence of Section 14.4, the number and kind of shares for which Awards

M.D.C HOLDINGS, INC. 2011 EQUITY INCENTIVE PLAN	17

are outstanding shall be proportionately increased or decreased for any increase or decrease in the number of shares of Stock on account of any Corporate Event. Any such adjustment in outstanding Options or Stock Appreciation Rights shall not increase the aggregate Exercise Price or Grant Price payable with respect to shares that are subject to the unexercised portion of an outstanding Option or Stock Appreciation Right, as applicable, and the adjustment shall comply with the requirements under Section 409A of the Code. The conversion of any convertible securities of the Company shall not be treated as an increase in shares effected without receipt of consideration. Notwithstanding the foregoing, in the event of any distribution to the Company’s stockholders of securities of any other entity or other assets (including an extraordinary cash dividend but excluding a non-extraordinary dividend payable in cash or in stock of the Company) without receipt of consideration by the Company, the Company shall proportionately adjust (i) the number and kind of shares subject to outstanding Awards and/or (ii) the Exercise Price per share of outstanding Options and the Grant Price of outstanding Stock Appreciation Rights to reflect such distribution. Notwithstanding the foregoing, upon the occurrence of any event or transaction contemplated in this Section 14.1, any changes contemplated herein shall be modified to the minimum extent necessary, in the sole discretion of the Committee, to avoid any tax that may otherwise become due under Section 409A of the Code.

14.2     Change of Control. Subject to the exception set forth in the second sentence of Section 14.4, and except as otherwise provided in any other agreement, contract, or understanding heretofore or hereafter entered into by a Participant with the Company or any Affiliate, upon a Change of Control, the Committee in its discretion may take any of the following actions with respect to non-vested Awards as of the date of the Change of Control: (i) provide that any or all such outstanding Awards shall be fully vested, exercisable, and/or payable regardless of whether all vesting conditions relating to length of service, attainment of performance goals, or otherwise have been satisfied; (ii) provide that any or all such outstanding Awards shall become fully vested, exercisable, and/or payable if, within a reasonable period of time not to exceed 18 months after the consummation of a Change of Control, a Participant’s Service is terminated by either the Company, an Affiliate or a successor in interest to the Company or an Affiliate without Cause or by the Participant for Good Reason; or (iii) take such further actions, if any, as it deems necessary or desirable with respect to any Awards, including, without limitation, providing that such Awards are fully vested, exercisable and/or payable. The Committee need not take the same action with respect to all outstanding Awards or to all outstanding Awards of the same type.

14.3     Reorganization in Which the Company Is the Surviving Entity and in Which No Change of Control Occurs. Subject to the exception set forth in the second sentence of Section 14.4, if the Company shall be the surviving entity in any reorganization, merger, or consolidation of the Company with one or more other entities and in which no Change of Control occurs, any Award theretofore made pursuant to the Plan shall pertain to and apply solely to the securities to which a holder of the number of securities subject to such Award would have been entitled immediately following such reorganization, merger, or consolidation, and, in the case of Options and Stock Appreciation Rights, with a corresponding proportionate adjustment of the Exercise Price or Grant Price per share so that the aggregate Exercise Price or Grant Price thereafter shall be the same as the aggregate Exercise Price or Grant Price of the shares of Stock remaining subject to the Option or Stock Appreciation Right immediately prior to such reorganization, merger, or consolidation. Subject to any contrary language in an Award Agreement evidencing

M.D.C HOLDINGS, INC. 2011 EQUITY INCENTIVE PLAN	18

any other Award, any restrictions applicable to such Award shall apply as well to any replacement shares of Stock received by the Participant as a result of the reorganization, merger or consolidation. Notwithstanding the foregoing, upon the occurrence of any event or transaction contemplated in this Section 14.3, any changes contemplated herein shall be modified to the minimum extent necessary, in the sole discretion of the Committee, to avoid any tax that may otherwise become due under Section 409A of the Code.

14.4     Adjustment. Adjustments under Section 14 related to shares of Stock or securities of the Company shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. The Committee may provide in the Award Agreements at the time of Award, or any time thereafter with the consent of the Participant, for different provisions to apply to an Award in place of those described in Sections 14.1, 14.2 and 14.3. Notwithstanding the foregoing, any different provisions or changes to provisions contemplated herein shall be modified to the minimum extent necessary, in the sole discretion of the Committee, to avoid any tax that may otherwise become due under Section 409A of the Code.

14.5     No Limitations on the Company. The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

15	REQUIREMENTS OF LAW

15.1     General. The Company shall not be required to issue or sell any shares of Stock under any Award if the issuance or sale of such shares would constitute a violation by the Participant, any other individual exercising an Option or Stock Appreciation Right, or the Company of any provisions of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares of Stock hereunder, no shares of Stock may be issued or sold to the Participant or any other individual exercising an Option or Stock Appreciation Right pursuant to such Award unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award. Specifically, in connection with the Securities Act, upon the exercise of any Option or the delivery of any shares of Stock underlying an Award, unless a registration statement under the Securities Act is in effect with respect to the shares of Stock covered by such Award, the Company shall not be required to issue or sell such shares of Stock unless the Committee has received evidence satisfactory to it that the Participant or any other individual exercising an Option may acquire such shares of Stock pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Committee shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance or sale of shares of Stock pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that

M.D.C HOLDINGS, INC. 2011 EQUITY INCENTIVE PLAN	19

an Option shall not be exercisable until the shares of Stock covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

15.2     Rule 16b-3. During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards pursuant to the Plan and the exercise of Options granted hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Committee does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Committee, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Committee may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

16	GENERAL PROVISIONS

16.1     Disclaimer of Rights. No provision in the Plan, in any Award or in any Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any Affiliate, or to interfere in any way with any contractual or other right or authority of the Company either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company or any Affiliate. The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any participant or beneficiary under the terms of the Plan.

16.2     Nontransferability of Awards. Except as provided in Sections 6.6, 6.7, and 7.6 or otherwise at the time of grant or thereafter, no right or interest of any Participant in an Award granted pursuant to the Plan shall be assignable or transferable during the lifetime of the Participant, either voluntarily or involuntarily, or subjected to any lien, directly or indirectly, by operation of law, or otherwise, including execution, levy, garnishment, attachment, pledge or bankruptcy, except pursuant to a domestic relations order in settlement of marital property rights. In the event of a Participant’s death, a Participant’s rights and interests in Awards shall only be transferable by will or the laws of descent and distribution to the extent provided under this Plan, and payment of any amounts due thereunder shall be made to, and exercise of any Option or Stock Appreciation Right may be made by, the Participant’s legal representatives, heirs or legatees. If in the opinion of the Committee a person entitled to payments or to exercise rights with respect to the Plan is unable to care for his or her affairs because of mental condition, physical condition or age, payment due such person may be made to, and such rights shall be exercised by, such person’s guardian, conservator or other legal personal representative upon furnishing the Committee with evidence satisfactory to the Committee of such status.

M.D.C HOLDINGS, INC. 2011 EQUITY INCENTIVE PLAN	20

16.3     Changes in Accounting or Tax Rules. Except as provided otherwise at the time an Award is granted, notwithstanding any other provision of the Plan to the contrary, if, during the term of the Plan, any changes in the financial or tax accounting rules applicable to any Award shall occur which, in the sole judgment of the Committee, may have a material adverse effect on the reported earnings, assets or liabilities of the Company, the Committee shall have the right and power to modify as necessary, any then outstanding and unexercised Options, Stock Appreciation Rights and other outstanding Awards as to which the applicable rules or other restrictions have not been satisfied.

16.4     Nonexclusivity of the Plan. The adoption of the Plan shall not be construed as creating any limitations upon the right and authority of the Committee to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Committee in its discretion determines desirable.

16.5     Captions. The use of captions in this Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

16.6     Other Award Agreement Provisions. Each Award Agreement may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Committee, in its sole discretion.

16.7    Other Employee Benefits. The amount of any compensation deemed to be received by a Participant as a result of the exercise of an Option or Stock Appreciation Right, the sale of Shares received upon such exercise, the vesting of any Restricted Stock, distributions with respect to Restricted Stock Units, or Other Stock-Based Awards shall not constitute “earnings” or “compensation” with respect to which any other employee benefits of such employee are determined, including without limitation, benefits under any pension, profit sharing, 401(k), life insurance or salary continuation plan, except as may be specifically be provided otherwise under the terms of such other employee benefit plan or program.

16.8     Severability. If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

16.9     Governing Law. The validity and construction of this Plan and the Award Agreements shall be construed in accordance with and governed by the laws of the State of Delaware other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan and the Award Agreements to the substantive laws of any other jurisdiction.

16.10   Section 409A. Notwithstanding anything in this Plan to the contrary, the Plan and Awards made under the Plan are intended to comply with the requirements imposed by Section 409A of the Code. If any Plan provision or Award under the Plan would result in the imposition of an additional tax under Section 409A of the Code, the Company and the Participant intend that the

M.D.C HOLDINGS, INC. 2011 EQUITY INCENTIVE PLAN	21

Plan provision or Award will be reformed to avoid imposition, to the extent possible, of the applicable tax and no action taken to comply with Section 409A of the Code shall be deemed to adversely affect the Participant’s rights to an Award. The Participant further agrees that the Committee, in the exercise of its sole discretion and without the consent of the Participant, may amend or modify an Award in any manner and delay the payment of any amounts payable pursuant to an Award to the minimum extent necessary to meet the requirements of Section 409A of the Code as the Committee deems appropriate or desirable. Subject to any other restrictions or limitations contained herein, in the event that a “specified employee” (as defined under Section 409A of the Code) becomes entitled to a payment under the Plan that is subject to Section 409A of the Code on account of a “separation of service” (as defined under Section 409A oft the Code), such payment shall not occur until the date that is six months plus one day from the date of such “separation from service.” Any amount that is otherwise payable within the six (6) month period described herein will be aggregated and paid in a lump sum amount without interest.

17	AMENDMENT, MODIFICATION AND TERMINATION

17.1     Amendment, Modification, and Termination. Subject to Sections 3.2, 16.10 and 17.2, the Board may at any time terminate, and from time to time may amend or modify the Plan provided, however, that no amendment or modification may become effective without approval of the stockholders of the Company if stockholder approval is required to enable the Plan to satisfy any applicable statutory or regulatory requirements, or if the Company, on the advice of counsel, determines that stockholder approval is otherwise necessary or desirable.

17.2     Awards Previously Granted. Except as otherwise may be required under Section 16.10, notwithstanding Section 17.1 to the contrary, no amendment, modification or termination of the Plan or Award Agreement shall adversely affect in any material way any previously granted Award, without the written consent of the Participant holding such Award.

18	STOCKHOLDER APPROVAL; EFFECTIVE DATE OF PLAN

The Plan shall be effective as of the Effective Date, which is the date the Plan was approved by the stockholders of the Company.

19	DURATION

Unless sooner terminated by the Board, this Plan shall terminate automatically 10 years from the Effective Date. After the Plan is terminated, no Awards may be granted. Awards outstanding at the time the Plan is terminated shall remain outstanding in accordance with the terms and conditions of the Plan and the Award Agreement.

M.D.C HOLDINGS, INC. 2011 EQUITY INCENTIVE PLAN	22

20	EXECUTION

To record adoption of the Plan by the Board as of January 24, 2011, the Company has caused its authorized officer to execute the Plan.

M.D.C. HOLDINGS, INC.

By:	/s/ Michael Touff
Senior Vice President

Date:	March 1, 2011

M.D.C HOLDINGS, INC. 2011 EQUITY INCENTIVE PLAN	23

APPENDIX B

SECOND AMENDMENT

TO

M.D.C. HOLDINGS, INC.

2011 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

The following Second Amendment to the M.D.C. Holdings, Inc. 2011 Stock Option Plan for Non-Employee Directors (the "Plan"), was adopted by the Board of Directors of M.D.C. Holdings, Inc. on January 25, 2016 and shall be effective on the date this Second Amendment is approved by the Company’s shareholders. Capitalized terms used herein shall have the meanings ascribed in the Plan.

1.     Section 1.1 is amended to read as follows:

1.1     Establishment. M.D.C. Holdings, Inc., a Delaware corporation (the “Company”), hereby establishes the M.D.C. Holdings, Inc. 2011 Stock Option Plan for Non-Employee Directors (the “Plan”). The Plan permits the grant of Non-Qualified Stock Options, Restricted Stock and Restricted Stock Units (as defined herein) in accordance with the terms hereof.

2.     Section 2.17 is amended to read as follows:

2.17     “Grant Date” means August 1st, the date each year that Options, Restricted Stock, or Restricted Stock Units are automatically granted to Non-Employee directors.

3.     Section 2 is amended to add new Sections 2.29A through 2.29E, to read as follows:

2.29A     “Restricted Stock” means an award of shares of Stock granted under, and subject to, the provisions of Section 6A.2.

2.29B     “Restricted Stock Award Agreement” means a written or electronic agreement setting forth the terms and conditions applicable to each award of Restricted Stock. The Restricted Stock Award Agreement shall be subject to the terms and conditions of the Plan. In the event of an inconsistency between the provisions of the Plan and the Restricted Stock Award Agreement, the provisions of the Plan shall govern, except to the extent the Plan would be considered to provide an additional benefit as determined under Section 409A of the Code.

2.29C     “Restricted Stock Unit or RSU” means an award of Restricted Stock Units granted pursuant to, and subject to, the provisions of Section 6A.3.

2.29D     “Restriction Period” means the period during which Restricted Stock is subject to a substantial risk of forfeiture (based upon the passage of time, or upon the occurrence of other events as determined by the Board).

2.29E     “RSU Award Agreement” means the written or electronic agreement setting forth the terms and conditions applicable to each award of RSUs. The RSU Award Agreement shall be subject to the terms and conditions of the Plan. In the event of an inconsistency between the provisions of the Plan and the RSU Award Agreement, the provisions of the Plan shall govern, except to the extent the Plan would be considered to provide an additional benefit as determined under Section 409A of the Code.

4.     Section 5, entitled “Eligibility and Participation,” is amended in its entirety to read as follows:

5.1     Eligibility. Subject to the provisions of the Plan, the Non-Employee directors on the Effective Date and each Non-Employee director elected thereafter shall be eligible to receive Options to purchase Stock in accordance with Section 6, or, in the alternative, to receive grants of Restricted Stock or RSUs in accordance with Section 6A; provided, however, to the extent required under Section 409A of the Code, an Affiliate of the Company shall include only an entity in which the Company possesses at least twenty percent (20%) of the total combined voting power of the entity’s outstanding voting securities or such other threshold ownership percentage permitted or required under Section 409A of the Code.

5.2     Election. The type of grant to a Non-Employee director (an Option, Restricted Stock, or RSUs, or any combination thereof) for any year shall be pursuant to a timely irrevocable election by the Non-Employee director in accordance with procedures established by the Board pursuant to applicable law. In the absence of an election, the grant shall be in the form of an Option.

5.     Section 6.1 is amended in its entirety to read as follows:

6.1     Grant of Options. Subject to the provisions of this Plan, in the event Options are to be granted pursuant to Section 5.2, the Options shall be awarded on the Grant Date with the right to purchase 25,000 shares of Stock.

6.     New Section 6A, entitled Restricted Stock and Restricted Stock Units, is added to read as follows:

6A.     RESTRICTED STOCK AND RESTRICTED STOCK UNITS

6A.1     Grant of Restricted Stock and RSUs. Subject to the provisions of the Plan, in the event Restricted Stock or RSUs are to be granted pursuant to Section 5.2, the Restricted Stock or RSUs shall be granted on each Grant Date during the term of the Plan to each Non-Employee director consisting of (with respect to Restricted Stock grants) or reflecting (with respect to RSUs) that number of shares of Stock equal to the compensation expense that would have been recorded by the Company for an Option that would be granted under Section 6.1 divided by the Fair Market Value for one share on the Grant Date.

2

6A.2     Restricted Stock.

(a)     Award Agreement. Each grant of Restricted Stock shall be evidenced by an Award Agreement that shall specify the number of shares of Restricted Stock granted, the Restriction Period and such other terms and conditions as the Board shall determine consistent with the terms of the Plan. In the event of any inconsistency between the provisions of the Plan and the Award Agreement, the provisions of the Plan shall govern.

(b)     Restrictions on Transfer. The restrictions and limitations set forth in Section 6.4 and Section 6.5 shall apply with respect to grants of Restricted Stock.

(c)     Forfeiture; Other Restrictions. The Board shall establish such other conditions and restrictions on any shares of Restricted Stock as it may deem advisable, including time-based restrictions, or restrictions under applicable laws or under the requirements of any stock exchange or market upon which shares of Stock are then listed or traded, or holding requirements or sale restrictions placed on the shares of Stock by the Company upon vesting of such Restricted Stock.

(d)     Cancellation of Restricted Stock. Any canceled grant of Restricted Stock or Restricted Stock that does not vest shall be forfeited and shall be available for future grant under the Plan.

(e)     Stockholder Privileges. Unless otherwise determined by the Board,

(i)     a Non-Employee director holding shares of Restricted Stock shall generally have the rights of a shareholder to vote the shares of Restricted Stock during the Restriction Period; and

(ii)     the holder of Restricted Stock shall be entitled to receive cash dividends paid with respect to the shares of Restricted Stock. The Board may provide that any such dividends paid must be reinvested in additional shares of Stock, which may or may not be subject to the same vesting conditions and restrictions applicable to the Restricted Stock. All distributions, if any, received by a Non-Employee director with respect to Restricted Stock as a result of any split, Stock dividend, combination of shares of Stock, or other similar transaction shall be subject to the restrictions applicable to the original grant.

3

6A.3     Restricted Stock Units (RSUs).

(a)     Each Restricted Stock Unit shall reflect the value of one share of Stock.

(b)     Award Agreement. Each grant of RSUs shall be evidenced by an Award Agreement that shall specify any vesting conditions, the form of payment, the number of Restricted Stock Units granted and such other terms and conditions as the Board shall determine, consistent with the terms of the Plan. In the event of any inconsistency between the provisions of the Plan and an Award Agreement, the provisions of the Plan shall govern.

(c)     Restrictions on Transfer(d)     . The restrictions and limitations set forth in Section 6.4, Section 6.5 and Section 6.6 shall also apply with respect to grants of RSUs.

(e)     Form and Timing of Payment. Payment of vested Restricted Stock Units shall be made as soon as practicable after the date(s) set forth in the RSU Award Agreement, and in the form set forth in the RSU Award Agreement, subject to any deferral permitted under a deferred compensation arrangement available to the Non-Employee directors, or as otherwise provided in the applicable RSU Award Agreement. The Board, in its sole discretion, will determine whether Restricted Stock Units shall be paid in the form of cash, in shares of Stock, or in a combination thereof.

(f)     Cancellation of RSUs. Any unvested or canceled Restricted Stock Units shall be forfeited and shall be available for future grant under the Plan.

(g)     Dividend Equivalent Rights. Restricted Stock Units shall be granted together with a dividend equivalent right with respect to the underlying shares of Stock subject to the Restricted Stock Units and such dividend equivalent right shall be paid at the same time as dividends are paid to the Company’s shareholders. Dividend equivalent rights shall be subject to forfeiture under the same conditions as apply to the underlying Restricted Stock Units.

(h)     No Rights as Shareholder. Non-Employee directors shall have no dividend, voting, or any other rights as a shareholder of the Company with respect to any Restricted Stock Units. The grant of an award of Restricted Stock Units pursuant to the Plan shall not be deemed the grant of a property interest in any assets of the Company. The rights of the recipient of Restricted Stock Units to benefits under the Plan shall be solely those of a general, unsecured creditor of the Company. The grant of Restricted Stock Units shall not be construed as giving a Non-Employee director the right to be retained or nominated as a director of the Company.

4

6A.4     Termination of Service. Unless otherwise provided by Board, upon the termination for Cause of a Non-Employee director’s service as a member of the Board, or the Non-Employee director’s voluntary resignation from the Board, any grants of Restricted Stock or RSUs held by such Non-Employee director that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited, and the Non-Employee director shall have no further rights with respect to such Restricted Stock or RSUs, including but not limited to any right to vote Restricted Stock, any right to receive dividends with respect to Restricted Stock, or any dividend equivalent rights with respect to RSUs.

7.     Except (a) with respect to the name of the Plan, and (b) excepting the occurrences of the terms in Sections 2.14, 2.18, 2.22, 2.23, 2.24, 2.32, 6, and 6A, and (c) where specifically referenced in this Plan, the terms “Option” or “Option Agreement,” or their plural, are replaced by the terms “Option, Restricted Stock or RSUs” or “Option Agreement or Award Agreement,” or their plural, respectively.

IN WITNESS WHEREOF, the undersigned, being duly authorized by the Board of Directors of the Company, has approved this Amendment as of the date set forth above.

M.D.C. Holdings, Inc.

By:

Title:

5

APPENDIX C

M.D.C. HOLDINGS, INC.

2011 STOCK OPTION PLAN
FOR NON-EMPLOYEE DIRECTORS

[As Previously Amended]

M.D.C. HOLDINGS, INC. 2011 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS	i

11.	GENERAL PROVISIONS		12
	11.1	Disclaimer of Rights	12
	11.2	Nontransferability of Options	12
	11.3	Changes in Accounting or Tax Rules	12
	11.4	Nonexclusivity of the Plan	13
	11.5	Captions	13
	11.6	Other Option Agreement Provisions	13
	11.7	Severability	13
	11.8	Governing Law	13
	11.9	Section 409A	13

12.	AMENDMENT, MODIFICATION AND TERMINATION		14
	12.1	Amendment, Modification, and Termination	14
	12.2	Options Previously Granted	14

13.	DURATION		14

14.	EXECUTION		14

M.D.C. HOLDINGS, INC. 2011 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS	ii

M.D.C. HOLDINGS, INC. 2011 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS	ii

M.D.C. HOLDINGS, INC.

2011 STOCK OPTION PLAN
FOR NON-EMPLOYEE DIRECTORS

1.            INTRODUCTION

1.1     Establishment. M.D.C. Holdings, Inc., a Delaware corporation (the “Company”), hereby establishes the M.D.C. Holdings, Inc. 2011 Stock Option Plan For Non-Employee Directors (the “Plan”). The Plan permits the grant of Non-Qualified Stock Options (as defined herein) in accordance with the terms hereof.

1.2     Purpose. The Plan is intended to enhance the Company’s ability to attract and retain highly qualified directors and to motivate such persons to serve the Company and its Affiliates (as defined herein) by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the future success of the Company.

2.            DEFINITIONS

For purposes of interpreting the Plan and related documents (including Option Agreements), the following definitions shall apply:

2.1     “Affiliate” means with respect to the Company, (i) any company or other trade or business that controls, is controlled by or is under common control with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including without limitation, any Subsidiary, and (ii) any corporation or other entity controlling, controlled by, or under common control with the Company, including any member of an affiliated group of which the Company is a common parent corporation or subsidiary corporation (within the meaning of Section 424 of the Code).

2.2     “Benefit Arrangement” means as defined in Section 8.

2.3     “Board” or “Board of Directors” means the board of directors of M.D.C. Holdings, Inc.

2.4     “Business Combination” means as defined in Section 2.6.

2.5     “Cause” means, as determined by the Board and unless otherwise provided in an employment, consulting or other services agreement, if any, between the Non-Employee director and the Company, (i) any willful breach of any material written policy of the Company or an Affiliate that is materially detrimental to the Company or the Affiliate; (ii) engaging in any conduct involving moral turpitude that is materially detrimental to the Company or an Affiliate, including, but not limited to, misappropriation or conversion of assets of the Company or an Affiliate (other than immaterial assets); (iii) a conviction of or entry of a plea of nolo contendere to a felony; or (iv) a material breach by the Non-Employee director of any term of any confidentiality agreement between the Non-Employee director and the Company or an Affiliate.

M.D.C. HOLDINGS, INC. 2011 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

No act or failure to act by the Non-Employee director shall be deemed “willful” if done, or omitted to be done, by him or her in good faith and with the reasonable belief that his or her action or omission was in the best interest of the Company or an Affiliate.

2.6     “Change of Control” means and shall be deemed to have occurred upon the occurrence of:

(a)      the acquisition by any individual, entity, or group (within the meaning of Sections 13(d)(3) or 14(d)(2) of the Exchange Act (a “Person”) of “beneficial ownership” (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% of the combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of directors;

(b)      the individual directors of the Board as of the Effective Date (the “Incumbent Directors”) cease to constitute at least half of the Board within a twelve-month period; provided, however, that for purposes of this paragraph, any new director whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least a of two-thirds of the Incumbent Directors at the beginning of such twelve-month period shall be considered an Incumbent Director;

(c)      consummation, in one transaction or a series of related transactions, of a reorganization, merger, or consolidation of the Company or sale or other disposition, direct or indirect, of all or substantially all of the assets of the Company (a “Business Combination”), in each case, unless, following such Business Combination, the Persons who were the “beneficial owners” of outstanding voting securities of the Company immediately prior to such Business Combination “beneficially own,” by reason of such ownership of the Company’s voting securities immediately before the Business Combination, more than 50% of the combined voting power of the company resulting from such Business Combination (including, without limitation, a company which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership of the outstanding voting securities of the Company immediately prior to such Business Combination; or

(d)      approval by those Persons holding the voting securities of the Company of a complete liquidation or dissolution of the Company.

Notwithstanding the foregoing, solely with respect to any Option that is subject to Section 409A of the Code and payable upon a Change of Control, the term “Change of Control” shall mean an event described in one or more of the foregoing provisions of this definition, but only if it also constitutes a “change in control event” within the meaning of Treas. Reg. Section 1.409A-3(i)(5).

2.7      “Code” means the Internal Revenue Code of 1986, as amended, and the regulations, interpretations, and administrative guidance issued thereunder.

2.8     “Committee” means the Compensation Committee of the Board.

2.9     “Company” means M.D.C Holdings, Inc., a Delaware corporation.

M.D.C. HOLDINGS, INC. 2011 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS	2

2.10     “Corporate Event” means an event described in Section 9.1.

2.11     “Effective Date” means the effective date of the Plan, which is the date the Plan was approved by the stockholders of the Company, and no Options may be awarded after the tenth anniversary of the Effective Date.

2.12    “Employee” means any individual who is a common-law employee of the Company or an Affiliate determined in accordance with the Company’s standard personnel policies and practices.

2.13     “Exchange Act” means the U.S. Securities Exchange Act of 1934, as it may be amended from time to time, or any successor act thereto.

2.14     “Exercise Price” means the price at which a share of Stock may be purchased pursuant to the exercise of an Option.

2.15     “Fair Market Value” means the value of a share of Stock as of a particular day, determined as follows: (a) the closing sale price reported for such share on the national securities exchange or national market system on which such stock is principally traded, or if no sale of shares is reported for such day, on the next preceding day on which a sale was reported, or (b) if the shares of Stock are not then listed on a national securities exchange or national market system, or the value of such shares is not otherwise determinable, such value as determined by the Committee in good faith in its sole discretion consistent with the requirements under Section 409A of the Code.

2.16     “Family Member” means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of the Participant, a trust in which any one or more of these persons (or the Participant) in the aggregate have more than fifty percent (50%) of the beneficial interest, a foundation in which any one or more of these persons (or the Participant) in the aggregate control the management of assets, and any other entity in which one or more of these persons (or the Participant) in the aggregate own more than fifty percent (50%) of the voting interests; provided, however, that to the extent required by applicable law, the term Family Member shall be limited to a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of the Participant or a trust or foundation for the benefit of any one or more of these persons.

2.17     “Grant Date” means August 1st, the date each year that Options are automatically granted to Non-Employee Directors.

2.18     “Incentive Stock Option” means a type of option to purchase shares of stock designated as an Incentive Stock Option and that is intended to meet the requirements of Section 422 of the Code.

2.19     “Incumbent Directors” means as defined in Section 2.6.

M.D.C. HOLDINGS, INC. 2011 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS	3

2.20     “Minimum Statutory Withholding” means as defined in Section 7.

2.21     “Non-Employee” means a person that is not an Employee.

2.22     “Non-Qualified Stock Option” means any Option other than an Incentive Stock Option.

2.23     “Option” means an option to purchase one or more shares of Stock at a stated or formula price for a specified period of time. An Option granted under the Plan shall be a Non-Qualified Stock Option.

2.24    “Option Agreement” means the written or electronic agreement setting forth the terms and conditions applicable to each Option. The Option Agreement is subject to the terms and conditions of the Plan. In the event of any inconsistency between the provisions of the Plan and any Option Agreement, the provisions of the Plan shall govern, except to the extent the Plan would be considered to provide an additional benefit as determined under Section 409A of the Code.

2.25     “Other Agreement” means as defined in Section 8.

2.26      “Parachute Payment” means as defined in Section 8.

2.27     “Participant” means any eligible Non-Employee director of the Company who is granted an Option under the Plan.

2.28      “Person” means as defined in Section 2.6.

2.29     “Plan” means this M.D.C. Holdings, Inc. 2011 Stock Option Plan For Non-Employee Directors, as amended from time to time.

2.30     “Securities Act” means the U.S. Securities Act of 1933, as it may be amended from time to time, or any successor act thereto.

2.31     “Stock” or “Common Stock” means a share of M.D.C. Holdings, Inc., common stock, $0.01 par value per share.

2.32     “Substitute Options” means Options granted in substitution for, or in assumption of, outstanding Options previously granted by an entity acquired by the Company or a Subsidiary or an Affiliate or with which the Company or Subsidiary or Affiliate combines. The terms and conditions of any Substituted Options shall comply with the requirements for substitutions of Options made in connection with a corporate transaction or certain other adjustments that are not treated as modifications under Treas. Reg. Section 1.424-1 and Section 409A of the Code, as applicable.

3.            PLAN ADMINISTRATION

3.1     General(a). The Plan shall be administered by the Board, which shall have full power and authority to take all actions and to make all determinations as are required or

M.D.C. HOLDINGS, INC. 2011 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS	4

permitted under the Plan. The Board shall conduct the general administration of the Plan in accordance with its provisions. The Board’s duties and powers shall include, but be limited to, the power to interpret the Plan and the Option Agreements, to correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Option Agreement, to determine the right of all Non-Employee directors and other interested persons hereunder, and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules.

3.2     Delegation by the Board. The Board may, from time to time, delegate, to the Committee, the power and authority to document Options under the Plan to specified groups of eligible individuals, subject to such restrictions and conditions as the Board, in its sole discretion, may impose. The delegation shall be as broad or as narrow as the Board shall determine. To the extent that the Board has delegated the authority to determine certain terms and conditions of an Option, all references in the Plan to the Board’s exercise of authority in determining such terms and conditions shall be construed to include the Committee to the extent the Board has delegated the power and authority to make such determination. However, any delegation (a) shall not result in the loss of an exemption under Rule 16b-3(d) for Options granted to Participants subject to Section 16 of the Exchange Act in respect of the Company, (b) will not cause Options intended to qualify as “performance-based” compensation under Code Section 162(m) to fail to so qualify, (c) will not result in a related-person transaction with an executive officer required to be disclosed under Item 404(a) of Regulation S-K (in accordance with Instruction 5.a.ii thereunder) under the Exchange Act and (d) shall be permitted under Section 157 and other applicable provisions of the Delaware General Corporation Law.

3.3     Professional Assistance and Good Faith Actions. All expenses and liabilities incurred by members of the Board or Committee in connection with the administration of the Plan shall be borne by the Company. The Board may employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Board, the Committee, the Company and its officers shall be entitled to rely upon the advice, opinions or valuations of any such persons. All action taken and all interpretations and determinations made by the Board or the Committee in good faith shall be final and binding upon all Non-Employee directors, the Company and all other interested persons.

3.4      Limitations on Authority. The Board and the Committee shall, in exercising discretion under the Plan, comply with all contractual and legal obligations of the Company, the Board or the Committee in effect from time to time, whether contained in the Company’s charter, bylaws, or other binding contract, or in the Committee’s charter, or in applicable law.

3.5     No Liability. No member of the Board or of the Committee shall be liable for any action or determination or interpretation made in good faith with respect to the Plan, any Option or any Option Agreement.

3.6     Book Entry. Notwithstanding any other provision of this Plan to the contrary, the Company may elect to satisfy any requirement under this Plan for the delivery of stock certificates through the use of electronic or other forms of book-entry including, but not limited to, uncertificated forms maintained electronically.

M.D.C. HOLDINGS, INC. 2011 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS	5

4.            STOCK SUBJECT TO THE PLAN

4.1     Number of Shares. Subject to adjustment as provided in Section 9, the maximum number of shares of Stock available for issuance under the Plan shall be 1,325,000 shares. Stock issued or to be issued under the Plan shall be authorized but unissued shares; or, to the extent permitted by applicable law, issued shares that have been reacquired by the Company.

4.2    Share Counting. The Board may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting and make adjustments in accordance with Section 9. If the Exercise Price of any Option granted under the Plan, or if pursuant to Section 7 the tax withholding obligation of any Participant with respect to an Option, is satisfied by tendering shares of Stock to the Company or by withholding shares of Stock, the number of shares of Stock issued net of the shares of Stock tendered or withheld shall be deemed delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan. To the extent that an Option under the Plan is canceled, expired, forfeited, settled in cash, settled by issuance of fewer shares than the number underlying the Option, or otherwise terminated without delivery of shares to the Participant, the shares of Stock retained or returned to the Company will also be available under the Plan.

5.            ELIGIBILITY AND PARTICIPATION

Subject to the provisions of this Plan, the Non-Employee directors on the Effective Date and each Non-Employee director elected thereafter shall be eligible to receive Options to purchase Stock in accordance with Section 6; provided, however, to the extent required under Section 409A of the Code, an Affiliate of the Company shall include only an entity in which the Company possesses at least twenty percent (20%) of the total combined voting power of the entity’s outstanding voting securities or such other threshold ownership percentage permitted or required under Section 409A of the Code. A Non-Employee director may receive more than one Option grant, subject to such restrictions as are provided herein.

6.            STOCK OPTIONS

6.1     Grant of Options. Subject to the provisions of this Plan, Options shall be granted on the first day of each August during the term of this Plan to each Non-Employee director with the right to purchase 25,000 shares of Stock.

6.2     Option Agreement. Each Option granted under the Plan shall be evidenced by an Option Agreement that shall specify the Exercise Price, the number of shares of Stock covered by the Option as provided in Section 6.1, the maximum term of the Option, and such other provisions as the Board shall determine, consistent with the terms of this Section 6.2. In the event of any inconsistency between the terms of this Plan and an Option Agreement entered into hereunder, the terms of the Plan, specifically this Section 6.2, shall govern. The Option Agreement shall provide that all Options are fully vested at grant and will become exercisable six months after grant, such exercisability being subject to any equity ownership guidelines or other requirements established by the Board and stated in the Option Agreement.

(a)     Exercise Price. The Exercise Price for each Option shall be the Fair Market Value and shall be specified in the Option Agreement. The Exercise Price shall be not

M.D.C. HOLDINGS, INC. 2011 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS	6

less than one hundred percent (100%) of the Fair Market Value of a share of Stock on the Grant Date; provided, however, that the foregoing minimum Exercise Price shall not apply to Substitute Options. In no case shall the Exercise Price of any Option be less than the par value of a share of Stock.

(b)     Number of Shares. Each Option Agreement shall state that it covers that specified number of shares of Stock set forth in Section 6.1, subject to the adjustments, if any, provided for in Section 9.4.

(c)     Term. Each Option shall terminate on its tenth (10th) anniversary and all rights to purchase shares of Stock shall expire on the tenth (10th) anniversary of the Grant Date, unless terminated sooner pursuant to subsection (d) below.

(d)     Commencement of Exercisability and Restrictions on Exercise. Each Option granted shall be exercisable at any time six months after the Option is granted, subject to this subsection (d). Each Option shall terminate if the Participant is removed as a director of the Company during the Option Period for Cause (as interpreted and determined by the Board). The Option shall be void thereafter for all purposes. If the Participant dies during the Option Period while serving as a director, the Option may by exercised by those empowered to do so under the Participant’s will or by the then applicable laws of descent and distribution at any time during the term of the Option following the Participant’s death but not thereafter.

6.3          Exercise of Option.

(a)     Manner of Exercise. An Option granted hereunder shall be exercised, in whole or in part, by providing written or electronic notice, on a form provided by the Company, to a recipient designated by the Company, specifying the number of shares of Stock to be purchased and accompanied by full payment of the Exercise Price for the shares and satisfaction of any tax withholding requirements.

(b)     Payment. A condition to the issuance or other delivery of shares of Stock as to which an Option shall be exercised shall be the payment of the Exercise Price and satisfaction of any tax withholding requirements. The Exercise Price of an Option shall be payable to the Company in full, in any method permitted under the Option Agreement, including: (i) in cash or in cash equivalents acceptable to the Company; (ii) by tendering unrestricted shares of Stock already owned by the Participant (for at least six (6) months or such other period as may be required by the Committee in order to comply with applicable law and to avoid adverse accounting consequences) on the date of surrender to the extent the shares of Stock have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the shares as to which such Option shall be exercised, (iii) any other method approved or accepted by the Committee in its sole discretion, including, but not limited to a cashless (broker-assisted) exercise, if permitted, or (iv) any combination of the foregoing. Unless otherwise determined by the Committee, all payments under all of the methods indicated above shall be paid in United States dollars.

(c)     Delivery of Shares. Promptly after the exercise of an Option by a Participant and the payment in full of the Exercise Price, such Participant shall be entitled to the

M.D.C. HOLDINGS, INC. 2011 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS	7

issuance of certificates or uncertificated shares evidencing such Participant’s ownership of the shares of Stock purchased upon exercise of the Option. Notwithstanding any other provision of this Plan to the contrary, the Company may elect to satisfy any requirement under this Plan for the delivery of certificates through the use of electronic or other forms of book-entry.

6.4      Transferability. Except as provided in Section 6.5, during the lifetime of a Participant, only the Participant (or, in the event of legal incapacity or incompetency, the Participant’s guardian or legal representative) may exercise an Option. Except as provided in Section 6.5, no Option shall be assignable or transferable by the Participant to whom it is granted, other than by will or the laws of descent and distribution.

6.5      Family Transfers. If authorized in the applicable Option Agreement, a Participant may transfer, not for value, all or part of an Option to any Family Member; provided, however, such a transfer must be accompanied by an executed tax agreement prepared by the Company. For the purpose of this Section 6.5, a “not for value” transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) unless applicable law does not permit such transfers, a transfer to an entity in which more than fifty percent (50%) of the voting interests are owned by Family Members (or the Participant) in exchange for an interest in that entity. Following a transfer under this Section 6.5, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. Subsequent transfers of transferred Options are prohibited except to the original Participant or Family Members of the original Participant in accordance with this Section 0 or by will or the laws of descent and distribution.

6.6     Rights of Holders of Options. Unless otherwise stated in the applicable Option Agreement, an individual holding or exercising an Option shall have none of the rights of a stockholder of the Company (for example, the right to receive cash or dividend payments or distributions attributable to the subject shares of Stock or to direct the voting of the shares of Stock) until the shares of Stock covered thereby are fully paid and issued to such individual. Except as provided in Section 9 hereof, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.

7.            TAX WITHHOLDING

The Company or any Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Participant any federal, state, or local taxes, domestic or foreign, of any kind required by law with respect to the vesting of or other lapse of restrictions applicable to Options or upon the issuance of any shares of Stock or payment of any kind upon the exercise of any Options. At the time of such vesting, lapse, payment, or exercise, the Participant shall pay to the Company or Affiliate, as the case may be, any amount that the Company or Affiliate may reasonably determine to be necessary to satisfy such withholding obligation.

Subject to the prior approval of the Company or the Affiliate, which may be withheld by the Company or the Affiliate, as the case may be, in its sole discretion, the Participant may elect to have shares of Stock withheld or to deliver shares to satisfy the minimum statutory withholding rates for federal, state and local income taxes that are applicable to supplemental

M.D.C. HOLDINGS, INC. 2011 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS	8

taxable income (“Minimum Statutory Withholding”) obligations. The Participant may elect to satisfy Minimum Statutory Withholding obligations, in whole or in part, (i) by causing the Company or the Affiliate to withhold shares of Stock otherwise issuable to the Participant or (ii) by delivering to the Company or the Affiliate shares of Stock already owned by the Participant (for at least six (6) months or such other period as may be required by the Committee in order to comply with applicable law and to avoid adverse accounting consequences). The shares of Stock so delivered or withheld shall have an aggregate Fair Market Value not in excess of such withholding obligations. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Committee as of the date that the amount of tax to be withheld is to be determined. A Participant who has made an election pursuant to this Section 7 may satisfy his or her withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.

8.            PARACHUTE LIMITATIONS

Notwithstanding any other provision of this Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by a Participant with the Company or any Affiliate, except an agreement, contract, or understanding that expressly or impliedly modifies or excludes application of this Section 8 (an “Other Agreement”), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Participant (including groups or classes of participants or beneficiaries of which the Participant is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Participant (a “Benefit Arrangement”), if the Participant is a “disqualified individual,” as defined in Section 280G(c) of the Code, any Options held by that Participant and any right to receive any payment or other benefit under this Plan shall not become exercisable or vested (i) to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Participant under this Plan, all Other Agreements, and all Benefit Arrangements, would cause any payment or benefit to the Participant under this Plan to be considered a “parachute payment” within the meaning of Section 280G(b)(2) of the Code as then in effect (a “Parachute Payment”) and (ii) if, as a result of receiving a Parachute Payment, the aggregate after-tax amounts received by the Participant from the Company under this Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Participant without causing any such payment or benefit to be considered a Parachute Payment. In the event that the receipt of any such right to exercise, vesting, payment, or benefit under this Plan, in conjunction with all other rights, payments, or benefits to or for the Participant under any Other Agreement or any Benefit Arrangement would cause the Participant to be considered to have received a Parachute Payment under this Plan that would have the effect of decreasing the after-tax amount received by the Participant as described in clause (ii) of the preceding sentence, then the Committee shall have the right, in its sole discretion, to designate those rights, payments, or benefits under this Plan, any Other Agreements, and any Benefit Arrangements to be reduced or eliminated so as to avoid having the payment or benefit to the Participant under this Plan be deemed to be a Parachute Payment.

M.D.C. HOLDINGS, INC. 2011 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS	9

9.            EFFECT OF CHANGES IN CAPITALIZATION

9.1     Changes in Stock. The maximum number of shares of Stock for which Options may be granted under the Plan as set forth in Section 4.1 shall be proportionately increased or decreased for any increase or decrease in the number of shares of Stock on account of any recapitalization, reclassification, split, reverse split, combination, exchange, dividend or other distribution payable in shares of Stock, or for any other increase or decrease in such shares of Stock effected without receipt of consideration by the Company occurring after the Effective Date (any such event hereafter referred to as a “Corporate Event”). In addition, subject to the exception set forth in the second sentence of Section 9.4, the number and kind of shares for which Options are outstanding shall be proportionately increased or decreased for any increase or decrease in the number of shares of Stock on account of any Corporate Event. Any such adjustment in outstanding Options shall not increase the aggregate Exercise Price payable with respect to shares that are subject to the unexercised portion of an outstanding Option, and the adjustment shall comply with the requirements under Section 409A of the Code. The conversion of any convertible securities of the Company shall not be treated as an increase in shares effected without receipt of consideration. Notwithstanding the foregoing, in the event of any distribution to the Company’s stockholders of securities of any other entity or other assets (including an extraordinary cash dividend but excluding a non-extraordinary dividend payable in cash or in stock of the Company) without receipt of consideration by the Company, the Company shall proportionately adjust (i) the number and kind of shares subject to outstanding Options and/or (ii) the Exercise Price per share of outstanding Options to reflect such distribution. Notwithstanding the foregoing, upon the occurrence of any event or transaction contemplated in this Section 9.1, any changes contemplated herein shall be modified to the minimum extent necessary, in the sole discretion of the Committee, to avoid any tax that may otherwise become due under Section 409A of the Code.

9.2     Change of Control. Subject to the exception set forth in the second sentence of Section 9.4, upon a Change of Control, the Committee, in its sole discretion, may take any of the following actions with respect to Options as of the date of the Change of Control: (i) provide that any or all such outstanding Options shall remain fully exercisable, and/or payable or (ii) take such further actions, if any, as it deems necessary or desirable with respect to any Options, including, without limitation, providing that such Options are fully exercisable or providing that the holders thereof shall receive a cash payment in exchange for the cancellation of such Options. The Committee need not take the same action with respect to all outstanding Options or to all outstanding Options of the same type.

9.3     Reorganization in Which the Company Is the Surviving Entity and in Which No Change of Control Occurs. Subject to the exception set forth in the second sentence of Section 9.4, if the Company shall be the surviving entity in any reorganization, merger, or consolidation of the Company with one or more other entities and in which no Change of Control occurs, any Option theretofore made pursuant to the Plan shall pertain to and apply solely to the securities to which a holder of the number of securities subject to such Option would have been entitled immediately following such reorganization, merger, or consolidation, and, in the case of Options, with a corresponding proportionate adjustment of the Exercise Price per share so that the aggregate Exercise Price thereafter shall be the same as the aggregate Exercise Price of the shares of Stock remaining subject to the Option immediately prior to such reorganization,

M.D.C. HOLDINGS, INC. 2011 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS	10

merger, or consolidation. Subject to any contrary language in an Option Agreement evidencing any other Option, any restrictions applicable to such Option shall apply as well to any replacement shares of Stock received by the Participant as a result of the reorganization, merger or consolidation. Notwithstanding the foregoing, upon the occurrence of any event or transaction contemplated in this Section 9.3, any changes contemplated herein shall be modified to the minimum extent necessary, in the sole discretion of the Committee, to avoid any tax that may otherwise become due under Section 409A of the Code.

9.4     Adjustment. Adjustments under Section 9 related to shares of Stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. The Board may provide in the Option Agreements at the time of grant of an Option, or any time thereafter with the consent of the Participant, for different provisions to apply to an Option in place of those described in Sections 9.1, 9.2, and 9.3. Notwithstanding the foregoing, any different provisions or changes to provisions contemplated herein shall be modified to the minimum extent necessary, in the sole discretion of the Committee, to avoid any tax that may otherwise become due under Section 409A of the Code.

9.5     No Limitations on the Company. The making of Options pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

10.         REQUIREMENTS OF LAW

10.1    General. The Company shall not be required to issue or sell any shares of Stock under any Option if the issuance or sale of such shares would constitute a violation by the Participant, any other individual exercising an Option, or the Company of any provisions of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares subject to an Option upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares of Stock hereunder, no shares of Stock may be issued or sold to the Participant or any other individual exercising an Option pursuant to such Option unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Option. Specifically, in connection with the Securities Act, upon the exercise of any Option or the delivery of any shares of Stock underlying an Option, unless a registration statement under the Securities Act is in effect with respect to the shares of Stock covered by such Option, the Company shall not be required to issue or sell such shares of Stock unless the Committee has received evidence satisfactory to it that the Participant or any other individual exercising an Option may acquire such shares of Stock pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Committee shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance or sale of shares of Stock pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that

M.D.C. HOLDINGS, INC. 2011 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS	11

expressly imposes the requirement that an Option shall not be exercisable until the shares of Stock covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

10.2    Rule 16b-3. During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Options pursuant to the Plan and the exercise of Options granted hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

11.         GENERAL PROVISIONS

11.1    Disclaimer of Rights. No provision in the Plan, in any Option or in any Option Agreement shall be construed to confer upon any individual the right to remain a director of the Company or any Affiliate, or to interfere in any way with any contractual or other right or authority of the Company either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company or any Affiliate. The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any participant or beneficiary under the terms of the Plan.

11.2    Nontransferability of Options. Except as provided in Sections 6.4 and 6.5 or otherwise at the time of grant or thereafter, no right or interest of any Participant in an Option granted pursuant to the Plan shall be assignable or transferable during the lifetime of the Participant, either voluntarily or involuntarily, or subjected to any lien, directly or indirectly, by operation of law, or otherwise, including execution, levy, garnishment, attachment, pledge or bankruptcy, except pursuant to a domestic relations order in settlement of marital property rights. In the event of a Participant’s death, a Participant’s rights and interests in Options shall only be transferable by will or the laws of descent and distribution to the extent provided under this Plan, and payment of any amounts due thereunder shall be made to, and exercise of any Option may be made by, the Participant’s legal representatives, heirs or legatees. If in the opinion of the Board a person entitled to payments or to exercise rights with respect to the Plan is unable to care for his or her affairs because of mental condition, physical condition or age, payment due such person may be made to, and such rights shall be exercised by, such person’s guardian, conservator or other legal personal representative upon furnishing the Board with evidence satisfactory to the Board of such status.

11.3   Changes in Accounting or Tax Rules. Except as provided otherwise at the time an Option is granted, notwithstanding any other provision of the Plan to the contrary, if, during

M.D.C. HOLDINGS, INC. 2011 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS	12

the term of the Plan, any changes in the financial or tax accounting rules applicable to any Option shall occur which, in the sole judgment of the Board, may have a material adverse effect on the reported earnings, assets or liabilities of the Company, the Board shall have the right and power to modify as necessary, any then outstanding and unexercised Options and other outstanding Options as to which the applicable services or other restrictions have not been satisfied.

11.4    Nonexclusivity of the Plan. The adoption of the Plan shall not be construed as creating any limitations upon the right and authority of the Committee to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Committee in its discretion determines desirable.

11.5    Captions. The use of captions in this Plan or any Option Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such Option Agreement.

11.6    Other Option Agreement Provisions. Each Option Agreement may contain such other terms and conditions not inconsistent with the Plan as may be determined by the the Board or the Committee, in their sole discretion.

11.7    Severability. If any provision of the Plan or any Option Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

11.8    Governing Law. The validity and construction of this Plan and the Option Agreements shall be construed in accordance with and governed by the laws of the State of Delaware other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan and the Option Agreements to the substantive laws of any other jurisdiction.

11.9    Section 409A. Notwithstanding anything in this Plan to the contrary, the Plan and Options made under the Plan are intended to comply with the requirements imposed by Section 409A of the Code. If any Plan provision or Option under the Plan would result in the imposition of an additional tax under Section 409A of the Code, the Company and the Participant intend that the Plan provision or Option will be reformed to avoid imposition, to the extent possible, of the applicable tax and no action taken to comply with Section 409A of the Code shall be deemed to adversely affect the Participant’s rights to an Option. The Participant further agrees that the Committee, in the exercise of its sole discretion and without the consent of the Participant, may amend or modify an Option in any manner and delay the payment of any amounts payable pursuant to an Option to the minimum extent necessary to meet the requirements of Section 409A of the Code as the Committee deems appropriate or desirable. Subject to any other restrictions or limitations contained herein, in the event that a “specified employee” (as defined under Section 409A of the Code) becomes entitled to a payment under the Plan that is subject to Section 409A of the Code on account of a “separation of service” (as defined under Section 409A oft the Code), such payment shall not occur until the date that is six months plus one day

M.D.C. HOLDINGS, INC. 2011 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS	13

from the date of such “separation from service.” Any amount that is otherwise payable within the six (6) month period described herein will be aggregated and paid in a lump sum amount without interest.

12.         AMENDMENT, MODIFICATION AND TERMINATION

12.1    Amendment, Modification, and Termination. Subject to Sections 3.2, 11.9 and 12.2, the Board may at any time terminate, and from time to time may amend or modify the Plan provided, however, that no amendment or modification may become effective without approval of the stockholders of the Company if stockholder approval is required to enable the Plan to satisfy any applicable statutory or regulatory requirements, or if the Company, on the advice of counsel, determines that stockholder approval is otherwise necessary or desirable.

12.2    Options Previously Granted. Except as otherwise may be required under Section 11.9, notwithstanding Section 12.1 to the contrary, no amendment, modification or termination of the Plan or Option Agreement shall adversely affect in any material way any previously granted Option, without the written consent of the Participant holding such Option.

13.         DURATION

Unless sooner terminated by the Board, this Plan shall terminate automatically 10 years from the Effective Date. After the Plan is terminated, no Options may be granted. Options outstanding at the time the Plan is terminated shall remain outstanding in accordance with the terms and conditions of the Plan and the Option Agreement.

14.          EXECUTION

To record adoption of the Plan by the Board as of January 24, 2011, the Company has caused its authorized officer to execute the Plan.

M.D.C. HOLDINGS, INC.

By:	/s/ Michael Touff
Senior Vice President

Date:	March 1, 2011

M.D.C. HOLDINGS, INC. 2011 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS	14

MDC · RICHMOND AMERICAN HOMES

Building and Financing the American Dream

M.D.C. HOLDINGS, INC.
4350 S. MONACO ST.,SUITE 500
DENVER,CO 80237

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following nominees for Class I Director Nominees:

1. Election of Directors

Nominees

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

01 Michael A. Berman   02 Herbert T. Buchwald   03 Larry A. Mizel

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.

		For	Against	Abstain
2	To approve an advisory proposal regarding the compensation of the Company's named executive officers (Say on Pay).	☐	☐	☐
3	To re-approve the Performance Criteria and the M.D.C. Holdings, Inc. 2011 Equity Incentive Plan.	☐	☐	☐
4	To approve an amendment to the M.D.C. Holdings, Inc. 2011 Stock Option Plan for Non-Employee Directors.	☐	☐	☐
5	To ratify the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the 2016 fiscal year.	☐	☐	☐

NOTE: To vote upon such other business as may properly come before the Meeting or any adjournment or postponement thereof.

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. Joint owners should each sign. If signing as attorney, executor, administrator, trustee or guardian, please include your full title and authority. Corporate proxies should provide the full name of the corporation and title of the authorized officer signing the proxy.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000263949_1 R1.0.0.51160

M.D.C. HOLDINGS, INC.
ANNUAL MEETING OF SHAREHOLDERS

TUESDAY, MARCH 29, 2016
8:00 A.M. MOUNTAIN TIME

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K is/are available at www.proxyvote.com .

M.D.C. HOLDINGS, INC.
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
MARCH 29, 2016

The undersigned hereby appoints MICHAEL TOUFF and JOSEPH H. FRETZ, or either one of them, as proxies or proxy for the undersigned, each with full power of substitution and resubstitution, to attend the 2016 Annual Meeting of Shareholders and any adjournments or postponements thereof (the "Meeting") and to vote as designated on the reverse side of this card, all the shares of Common Stock of M.D.C. HOLDINGS, INC. that the undersigned is entitled to vote. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. **In their discretion, the proxy holders are hereby authorized to vote upon such other business as may properly come before the Meeting and any adjournments or postponements thereof.**

Please, specify your choice by clearly marking the appropriate box. Unless otherwise specified, this proxy will be voted "FOR" each of the Director Nominees and "FOR" Proposals 2, 3, 4 AND 5.

0000263949_2 R1.0.0.51160

continued and to be signed and dated on the other side